UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

WESTWOOD FUNDS®

Westwood LargeCap Value
Westwood Dividend Growth
Westwood SMidCap Plus
Westwood SMidCap
Westwood SmallCap Value
Westwood MLP and Strategic Energy
Westwood Income Opportunity
Westwood Worldwide Income Opportunity
Westwood Global Equity
Westwood Global Dividend
Westwood Emerging Markets
Westwood Short Duration High Yield
Westwood Opportunistic High Yield
Westwood Market Neutral Income
Westwood Strategic Global Convertibles

Semi-Annual Report

April 30, 2016

Investment Adviser:
Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

April 30, 2016

Dear Shareholders:

The last six months in the stock market might be best characterized by an excerpt from Charles Dickens’ “Tale of Two Cities” — it was the season of light, it was the season of darkness, it was the spring of hope, it was the winter of despair, we had everything before us, we had nothing before.

While the market was relatively settled heading into the fourth quarter of 2015, broad macro concerns quickly resurfaced in December, which, in turn, became the season of darkness. It should be remembered that the S&P 500, in the context of the bull market that turned seven on March 9, hadn’t experienced a 10% correction for 46 months until August 2015. During the fourth quarter, the possibility of a hard landing in China emerged at the same time a 50% decline in the price of oil put significant pressure on the high-yield market, raising the specter of a recession.

After 2015 disappointed investors with the first negative return for the S&P since 2008, the stock market’s 2016 campaign was off to its worst start in 70 years. However, the markets bottomed in mid-February, and for the first time in over 80 years, the S&P 500 rallied to reverse an intra-quarter loss of over 10% to finish up. Low yields around the world continued to persist with Japan conducting a negative interest rate experiment of its own, just like the European Central Bank. “Flat is the new up” could encapsulate the paradigm shift that has occurred, as nearly $7 trillion of government bonds around the world are offered at yields below zero. To put that in layman’s terms, for the first time in 5,000 years, gold and silver actually yield more at a 0% versus a negative yield for bond investors in some parts of the world. Beyond the deafening roar of the macroeconomic noise, U.S. domestic data points quietly continued to support a moderate growth environment for consumer spending and an improving outlook for the housing and construction sectors. Job metrics continued to look favorable on both an income and spending basis; industrial manufacturing outlooks remained tepid but stable; and U.S. construction remained solid at an elevated level. While first quarter earnings season continues to roll on, the broad contours are largely known and supportive of estimates being raised.

In light of the paradoxical extremes of global monetary policy and unsettling market volatility, we believe Westwood’s bottom-up focus on quality and value investing with an emphasis on managing downside risk is more valuable to our shareholders today than ever before. While Westwood’s short-term product performance for the last six months was mixed, it’s our view that the current low equity return environment will ultimately reward our brand of value investing over the intermediate term. We believe buying high-quality companies with undervalued earnings growth potential and transparent free cash flow can provide a margin of safety that requires patience in an environment where risk remains elevated.

The Way Forward

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. Growth continues to outperform value despite long-term comparisons favoring value during periods of heightened volatility, which is more compelling as we think about the merits of our approach.

As it has for over 30 years, our investment process continues to seek out and find fundamentally sound companies where we believe the valuation provides limited and quantifiable downside risk.

A discussion of each fund’s performance during the semi-annual period ending April 30, 2016 is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	0.62%	2.44%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	0.55%	2.33%
Russell 1000 Value Index	1.93%	3.77%
*	Without sales charge

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Stock selection in the Consumer Staples and Health Care sectors contributed positively to relative performance. Also, an underweight position in the Financial Services sector was additive. Johnson & Johnson performed well during the period as revenue grew organically and management’s confidence in the outlook provided them confidence to raise the forward sales and earnings guidance. Verizon benefitted from better than expected subscriber growth in both their wireless and wireline divisions, which helped results. They continued to be well-positioned as the increasing demand for data drives additional consumer demand for bandwidth. Both NextEra and WEC Energy posted solid results and benefitted as investors valued safety and dividends in the Utilities sector highly. Becton, Dickinson and Company continued to integrate CareFusion well, with topline growth continuing to look favorable and solid results pointing to continued success with further integrating their products into their sales channels.

Security selection in the Producer Durables, Technology, and Consumer Discretionary sectors detracted from relative performance. Marathon Petroleum saw poor performance as a result of weak crack spreads in their Refining business as the crude oil inventory glut spilled over to the product inventories and pressured their business. The position was sold during the period. Bank of America suffered as their cost takeout story remained on track but loan growth and margin expansion appear more difficult to achieve in this low rate environment. Apple fell on worries over iPhone penetration and sales, despite the introduction of the new SE, which opens up a new price point and addressable market for them. CIT Group declined on concerns around their infrastructure portfolio, which has exposure to energy-related railcars. While the overall business appeared attractive, the cyclical concerns over their indirect energy exposure led to exiting the position during the period. Abbott shares declined on the news of their offer to acquire St. Jude, which was poorly received by the market.

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Dividend Growth Fund (WHGDX)	-0.93%	1.56%
S&P 500 Index	0.43%	1.74%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Sector allocation for the period modestly detracted from performance. The portfolio was underweight Utilities and REITs, two of the best performing sectors for the period. The strong performance in these sectors was driven by declining bond yields. Our overweight position in Producer Durables modestly offset the negative allocation from REITs and Utilities.

Stock selection detracted from performance with weak selection in Technology, Producer Durables, and Financial Services, partially offset by strong selection in Energy, Consumer Staples, and HealthCare. In Producer Durables, selection was hurt by our position in Boeing Corp. Boeing’s performance was weak on news that the SEC may investigate the company’s project accounting. Additionally, concern over weaker global economic growth, specifically in emerging markets, weighed on the stock as weaker economic growth could lead to slowing aircraft orders. The Dividend Growth Team decided to sell the stock until the accounting questions are resolved. In Technology, our holding in Apple was a major detractor to performance. Apple’s business is prone to product cycles, and the company is in a difficult spot in their product cycle. iPhone 6 sales were very strong in 2015, and Apple is up against very difficult year-over-year comparisons as the upgrade cycle for the iPhone 6s is more incremental. We believe the stock is very cheap and the market will begin to look past these issues once the iPhone 7 is released this fall and growth re-accelerates. In Financials, our holdings in interest rate sensitive businesses

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

detracted from performance. AIG, Wells Fargo, and MetLife were notable detractors from performance. For MetLife and AIG, declining interest rates are a headwind as these companies generate a material amount of operating income from the interest income generated from the company’s float. The Dividend Growth Team sold MetLife as a risk control measure to reduce exposure to interest rate spread businesses.

Relative performance was helped by stock selection in Energy, Consumer Staples, and Health Care. We benefitted from our exposure to Integrated Energy stocks Chevron and Exxon Mobil. During periods of declining energy prices, these companies tend to outperform because their downstream operations provide some stability to earnings and cash flows. In Health Care, our holdings in United Health Group and Johnson & Johnson released strong earnings reports that were well above Wall Street’s expectations. These companies continue to be strong core holdings with strong competitive advantages. In Consumer Staples, our holdings in McKesson and Colgate Palmolive provided strong earnings growth, which was ahead of analyst expectations. We view both of these companies as strong core holdings.

The strategy is underweight the Energy, Materials, and Utilities sectors. The team views valuations in Utilities as very high, and we believe the reward/risk is unattractive at current prices. Energy and Materials businesses have very volatile earnings and cash flow profiles and generally aren’t suitable for the Dividend Growth Strategy, but for a few exceptional businesses. The strategy is overweight Producer Durables and Health Care. The team remains focused on finding companies that generate high returns on invested capital, with improving returns, while priced at a discount to intrinsic value.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood SMidCap Plus Fund (WHGPX)	-2.11%	0.62%
Russell 2500 Index	-0.36%	1.87%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Overall, the Fund enjoyed positive stock selection in aggregate. Contributing to that were the Health Care, Consumer Staples, and Energy sectors with strong performance. The Cooper Companies rose on better than expected results as they continued to outgrow the overall contact lens market. New products such as the daily Silicon Hydrogel continue to resonate and gain traction with consumers, helping drive the growth. CR Bard continues to reap the benefits of their reinvestment into their business as organic sales in fast-growing emerging markets fueled a sales beat, and the breadth of their portfolio provided relative stability overall. Mattel shares gained as the company continued to work to stabilize core brands and offset the loss of the Disney Princess license, producing solid results and striking up a dialog with Hasbro around a potential sale of the company. Jarden Corporation was acquired at a premium by Newell Rubbermaid, recognizing the value potential we saw in their portfolio of branded products.

The Technology and Materials sectors, along with an underweight position in the Utilities sector, were detractors from relative performance. Global growth fears and market dislocations were particularly painful for cyclical companies and those dependent on corporate spending during the first few months of 2016. Westrock saw negative performance as pricing was pressured in their export markets from new sources of imports, however, the domestic market for their containerboard remains well-protected from those imports as a result of the consolidation and vertical integration that took place in the industry over the past few years. CIT Group declined on concerns around their infrastructure portfolio, which has exposure to energy-related railcars. While the overall business appears attractive, the cyclical concerns over their indirect energy exposure led to exiting the position during the period. NetApp suffered as their turnaround again fell short of expectations, and, although the balance sheet remains pristine, the environment remains challenged for their products and services. The position was sold during the period. IAC/InterActiveCorp also underperformed as the Windows 10 upgrade cycle reduced

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

their installed base of users in their Search segment and weighed on their results, and consequently, the position was liquidated. HRB shares fell as disappointing tax volumes drove estimates lower, as more people opted to file digitally as well as doing it themselves. Although cost-restructuring will offset the shortfall to some degree, the company remains focused on growing their digital platform to capture incremental share.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood SMidCap Fund (WHGMX)	-4.64%	-1.93%
Russell 2500 Index	-0.36%	1.87%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Positive contributions to the Fund came from the Health Care, Consumer Staples, and Energy sectors, driven by stock selection. Teleflex posted strong results, continuing the trend of operational improvement and margin expansion. Their focus on single-use products, primarily vascular and anesthesia/respiratory applications, continues to drive the results as they execute a multiyear turnaround. The Cooper Companies rose on better than expected results as they continued to outgrow the overall contact lens market. Mattel shares gained as the company continued to work to stabilize core brands and offset the loss of the Disney Princess license, producing solid results and striking up a dialog with Hasbro around a potential deal. Energizer moved higher as their free cash flow generation and strong execution of their strategy has started to be recognized, post-spin, by the market and their financial guidance was raised for the full year. Dick’s Sporting Goods benefitted as a weaker competitor finally exited the industry and created share gain opportunities for the company along with better margin and pricing potential longer-term.

The Materials and Producer Durables sectors were detractors from relative performance, along with an underweight position in the Utilities sector. Broadly, the divergent monetary policy between the U.S. Federal Reserve and the rest of the global Central Banks caused large dislocations within a number of areas, but particularly hard hit were commodity-related names — whether directly or indirectly exposed. Boise Cascade suffered as unprecedented Brazilian imports of plywood as a result of currency moves weighed on their wood products business; the position was exited during the period. KapStone saw negative performance as non-dollar based containerboard exports to Europe drove pricing down for their own export business there; however, structural changes over the past few years in the domestic market continue to underpin our positive stance on the overall business as low cost production and integrated supply chains represent substantial barriers to entry for imports. ClubCorp shares fell on perceived risk from their Texas exposure, given the move lower in crude prices. Their quarterly results continue to support our favorable view, and the company increased disclosure to investors providing additional, supportive insight on that front.

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood SmallCap Value Fund (WHGSX)	-3.44%	0.08%
Russell 2000 Value Index	1.18%	3.86%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Positive contributions came from stock selection in Health Care, REITs, and Financial Services, while an underweight position in Financials also added to relative performance. Trex saw strong uptake of their decking products as a result of increasing acceptance of their expanded product lineup and better margin expansion on pricing discipline. CyrusOne continues to benefit from the secular growth in data creation and storage, and the company hosted an analyst day to highlight their positive outlook for datacenters. In addition, they posted better than expected results for their most recent quarterly report. Heartland Payment Systems was acquired by Global Payments; the position was sold with a substantial gain. Callon Petroleum shares performed nicely as investors prized their low-cost acreage in the Permian Basin despite the crude oil price volatility. The company continues to execute very well and still generates strong rates of return on their drilling despite the oil price headwinds. US Silica outperformed during the period as investors’ fears on the broader oilfield services industry were rebuked by a solid quarter coupled with a strong balance sheet. While the headwinds persist for entire space given the crude oil price, US Silica continued to show strong resilience in their results during the period.

Negative impacts from the Materials, Consumer Discretionary, and Technology sectors weighed on relative performance. Broadly, the divergent monetary policy between the U.S. Federal Reserve and the rest of the global Central Banks caused large dislocations within a number of areas, but particularly hard hit were commodity-related names—whether directly or indirectly exposed. Boise Cascade suffered as unprecedented Brazilian imports of plywood as a result of currency moves weighed on their wood products business; the position was exited during the period. KapStone saw negative performance as again Brazilian containerboard exports to Europe drove pricing down for their own export business there; however, structural changes over the past few years in the domestic market continue to underpin our positive stance on the overall business as low cost production and integrated supply chains represent substantial barriers to entry for imports. ClubCorp shares fell on perceived risk from their Texas exposure, given the move lower in crude prices. Their quarterly results continue to support our favorable view and the company increased disclosure to investors providing additional, supportive insight on that front. Synergy Resources declined as a result of the broader move in oil prices lower during the period.

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood MLP and Strategic Energy Fund – (WMLPX)	-8.52%	8.01%
Alerian MLP Index	-5.67%	6.42%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Security selection was strongest in Upstream and Shipping. As compared to the benchmark, an underweight in Natural Gas Pipelines hurt relative performance while an overweight in Gathering and Processing hurt relative performance. An underweight in Crude and Refined Products as well as the decision to own Utilities was additive to performance. The best performing securities included Columbia Pipeline Group, which was purchased at a significant premium by TransCanada, which also appeared among our best performing securities. CONSOL Energy benefitted from strong natural gas production, excellent cost management and asset sales, which improved their balance sheet. Spectra Energy hosted an upbeat annual investor meeting in February offering three-year distributable cash flow guidance exceeding expectations, which caused investors to revalue the company to a higher level. NiSource benefitted from solid operational performance as well as inflows into utilities in a flight to quality.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Security selection was weakest in Crude and Refined Products, Natural Gas Pipelines, and Gathering and Processing. Williams Companies and Energy Transfer Equity surfaced among our worst performers as merger-related stress continued to weigh on sentiment. Investors fled both issues as Energy Transfer Equity management floated a convertible preferred shares offering to mostly insiders. During the quarter we sold our position in both companies as financing concerns grew and the need for support from the sponsor became more pressing. Teekay was a key detractor as management cut distributions at their two underlying MLPs resulting in a 90% haircut for the General Partner dividend. The stock was subsequently liquidated. SemGroup underperformed on scrutiny of counterparty risk and increasing cost of capital at their underlying MLP, Rose Rock Midstream LP. Kinder Morgan fell on a 75% dividend reduction aimed at repairing their balance sheet and then staged a strong rebound in the new year.

MLP allocation remained roughly the same throughout the six-month period and ended at 24.9%. We took General Partner allocation lower from 35.1% at the beginning to 32.6% at the end. We reduced Shipping as well from 5.0% to 2.0%. Reflecting our defensive posture, we raised Utility exposure from 6.6% to 7.3% and Other Energy from 15.6% to 19.6%. The fund held more cash during the period as an active decision to dampen volatility, rising from 9.8% at the beginning of the period to 10.7% at the end.

Sentiment has begun to improve for the broad energy sector driven by tightening supply and demand fundamentals. The team will use potential volatility in energy equities as an opportunity to build additional portfolio holdings. We continue to favor companies that generate free cash flow, have flexible balance sheets, and own strategic assets in the current commodity environment.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	1.24%	2.78%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	1.18%	2.72%
Citigroup 10-Year Treasury Index	3.75%	4.61%
Citigroup 3-Month Treasury Bill Index	0.09%	0.08%
S&P 500 Index	0.43%	1.74%
FTSE NAREIT Index	5.10%	3.92%
25/25/25/25 Blended Benchmark Index**	2.48%	2.73%
*	Without sales charge
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Performance for the period was driven primarily by security selection among Common Stocks. An allocation to Preferred Stock and REITs also contributed meaningfully, with both asset classes benefitting from the decline in interest rates over the period. Shares of Becton, Dickinson and Company were the largest contributor to overall performance. The company posted strong earnings results driven by robust organic growth and significant cost synergies related to the CareFusion acquisition. Shares of Johnson & Johnson, a global healthcare company with significant non-U.S. revenues, benefitted from U.S. Dollar weakness beginning in February. The company’s management also announced a new $10 billion share repurchase program. Honeywell International’s shares were boosted after management announced better than expected guidance for 2016, which forecasts earnings will rise almost 10% on cost-cutting initiatives. Honeywell’s shares received further support after the company abandoned its pursuit of a potentially expensive combination with United Technologies Corporation.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Weakness in crude oil prices negatively impacted the Fund’s energy and energy-related securities. While MLPs were the only asset class that detracted from performance in the period, several of the Fund’s MLP holdings were particularly hard hit and were among the top detractors from performance. The single largest detractor from the portfolio’s performance was Plains All American Pipeline — often regarded as an MLP bellwether. In addition to suffering from the weakness in crude oil prices, Energy Transfer Equity and Williams Partners both experienced additional headwinds due to mounting uncertainties regarding the merger agreement between Energy Transfer Equity and Williams Partners’ parent company.

Westwood Worldwide Income Opportunity Fund

The performance of the Westwood Worldwide Income Opportunity Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Worldwide Income Opportunity Fund (WWIOX)	-0.55%	0.89%
MSCI World Index	-1.05%	1.23%
FTSE/EPRA NAREIT Developed Index	3.63%	5.12%
Barclays Global Treasury G-7 Index	8.32%	9.30%
Citigroup 3-Month Treasury Bill Index	0.09%	0.08%
25/25/25/25 Blended Benchmark Index*	2.83%	4.00%
*	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Barclays Global Treasury G-7 Index, 25% Citigroup 3-Month Treasury Bill Index.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Performance for the period was driven primarily by security selection among Common Stocks. An allocation to REITs also contributed meaningfully, with the asset class benefitting from the decline in interest rates over the period. Shares of Nippon Telegraph and Telephone Corporation were the largest contributor to overall performance. Operating results at the Japanese company’s large subsidiaries continue to be solid and management guided towards a cash position of close to ¥1 trillion by year-end, raising investors’ expectations of sizeable share buybacks in the near future. Becton, Dickinson and Company’s shares performed well after the company posted strong earnings results driven by robust organic growth and significant cost synergies related to the CareFusion acquisition. Shares of Johnson & Johnson, a global healthcare company with significant non-U.S. revenues, benefitted from U.S. Dollar weakness beginning in February. The company’s management also announced a new $10 billion share repurchase program.

Weakness in crude oil prices negatively impacted the Fund’s energy and energy-related securities. The single largest detractor from the portfolio’s performance was Western Gas Partners, an MLP. Shares of Kinder Morgan often regarded as a midstream oil & gas bellwether, were also significantly weighed down by the weakness in crude oil prices. Shares of European and U.K. banks such as Lloyds Banking Group experienced several macro headwinds, including heightened concerns over energy credit exposure, the impact of negative interest rates in Europe on net interest margins, and Britain’s upcoming referendum on its membership within the European Union.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Global Equity Fund (WWGEX)	1.34%	2.94%
MSCI All Country World Index	-0.65%	1.93%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

A strong recovery in the first quarter drove global equity markets (as measured by the MSCI ACWI USD) back to positive territory during the period. Emerging Markets (EM) outperformed the Developed World as domestic growth concerns eased and commodity prices and currencies advanced against a weaker U.S. dollar, which fell to a 15-month low. Stimulus measures in China appeared to be gaining traction and fears of a sharp RMB depreciation were unfounded, and futures markets indicated that the Federal Reserve will postpone any rate increases until December. A commitment from European Central Bank (ECB) President Mario Draghi to provide further support with some form of easing, and Bank of Japan Governor Haruhiko Kuroda’s surprise move into negative interest rates, appeared to calm markets.

Security selection was the key driver in positive relative return for the portfolio, offsetting negative sector allocation. Consumer Discretionary and Industrials were the main contributors, while Financials detracted.

Contribution in Consumer Discretionary was led by media company Omnicom Group, as shares climbed after reporting better than expected Q4 results and exceeding management guidance, driven by organic revenue growth of 5%. South Korean climate control company Hanon Systems also contributed despite stiffening competition from large domestic players such as LG and Samsung, and challenges in the Chinese market. Informa, a provider of business information across a range of industries around the world, contributed as the company has been implementing a turnaround plan to simplify its operational structure to drive efficiencies and to increase organic growth. Global luggage brand Samsonite also contributed, while the sole detractor in the sector was Persimmon, a U.K. homebuilder.

U.S. holdings Honeywell International and Generac were the highest contributors in Industrials. Honeywell confirmed that current positive trends remain on track for this year in a recent conference in March, and we believe that the market is still not fully valuing the company’s longer-term earnings growth trajectory that is driven by organic growth acceleration, upside in margin targets, and prudent capital management backed by a healthy balance sheet that can take advantage of potential mergers and acquisition opportunities. Generac Holdings announced further strides toward increasing the company’s global footprint with the acquisition of Pramac, based in Italy, with over 600 employees, four manufacturing plants, and 14 commercial branches located around the world. Security and defense company Raytheon, power supply company Schneider Electric, and household tools manufacturer Stanley Black & Decker also contributed, while Dun & Bradstreet, supplier of business information and technology solutions, detracted.

Financials detracted from negative overweight allocation and security selection. Shares of Jones Lang LaSalle experienced a substantial correction in February amid concerns of a slowdown in the global property market, particularly in Europe. We felt that this was an exaggerated move given the company’s growing recurring fee income exposure from consulting and property management that is more resilient and less economically sensitive. Other detractors included Banco Popular in Spain, BNP Paribas in France, and investment bank UBS Group. Emerging market exposure was positive with Bank of Georgia, the country’s leading domestic bank, with over 33% market share, offering a range of retail and corporate banking and investment management services, and servicing over two million clients.

Other contributors in the portfolio not mentioned above included Genomma Lab, Randgold Resources, and Japan Tobacco. Detractors included Lannett, Williams Companies, and Lenovo Group. CT Environmental of China was added to the portfolio, while PTTEP in Thailand and Tupras, a refiner in Turkey, were sold.

The turbulence of last year in global markets has finally given way to positive momentum so far this year, and asset prices remain relatively attractive for long-term investors. The focus will continue to be on policy decisions on the monetary front as economic data in most of the developed world remains inconclusive and divergent. Given the most recent U.S. Federal Reserve comments that pointed to “gradual normalization” and the intent to proceed cautiously with interest rate hikes, combined with a renewed commitment to provide stimulus to the European economy by ECB governor Draghi, the outlook

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

for equities is positive for this year as corporate earnings and global growth continue at a moderate pace. Asia remains a key area of opportunity on a relative basis as companies seek competitive advantages in cost, operating efficiencies, and a target population of growing middle class incomes. We believe, the EM contingent, which arguably remains the world’s marginal source of growth, has so far remained more resilient, from an economic and bottom-up perspective, than what market valuations may be reflecting. The growing divergence in growth prospects and economic performance of global equities should present new opportunities for investors through prudent allocation and stock selection. As long-term, bottom-up investors, we remain focused on the fundamental attributes of companies to identify companies that have the competitive advantage and ability to survive throughout the market cycle.

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Global Dividend Fund (WWGDX)	1.27%	4.53%
MSCI All Country World Index	-0.65%	1.93%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

A strong recovery in the first quarter drove global equity markets (as measured by the MSCI ACWI USD) back to positive territory during the period. Emerging Markets (EM) outperformed the Developed World as domestic growth concerns eased and commodity prices and currencies advanced against a weaker U.S. Dollar, which fell to a 15-month low. Stimulus measures in China appeared to be gaining traction and fears of a sharp RMB depreciation were unfounded, and futures markets indicated that the Federal Reserve will postpone any rate increases until December. A commitment from European Central Bank (ECB) President Mario Draghi to provide further support with some form of easing, and Bank of Japan Governor Haruhiko Kuroda’s surprise move into negative interest rates, appeared to calm markets.

Security selection was the key driver in positive relative return for the portfolio, offsetting negative sector allocation. Consumer Discretionary, Financials, and Industrials were the main contributors.

In Consumer Discretionary, Hanon Systems was positive despite a near-term slowdown in Korean Original Equipment Manufacturer (OEM) global exports. The company is expected to offset muted revenue growth of 5%, with progressive corporate restructuring efforts and increased order flows from new business wins, including companies like Tesla Motors, to diversify the company’s customer base. These developments are expected to lead to margin improvement and stronger earnings growth this year, which could be key catalysts for the share price. Other contributors included Broadcaster SKY Network Television in New Zealand, and Informa, a provider of business information across a range of industries around the world. The company has been implementing a turnaround plan to simplify its operational structure to drive efficiencies and to increase organic growth. The company published fiscal 2015 results that were ahead of consensus estimates and increased its dividend payout to shareholders. Global luggage brand Samsonite also contributed following the acquisition of high-end brand Tumi, while satellite operator Eutelsat Communications and U.K. homebuilder Persimmon detracted.

Financials contributed to the portfolio from positive security selection that exceeded negative overweight allocation. Brazil insurance company BB Seguridade contributed amid a broader market recovery in hopes of improving economic conditions following a potential impeachment of the president. The company’s strong growth potential in the relatively newly penetrated insurance industry, remains focused on strategic distribution partnerships and solid execution over the long term. U.S. mall operator National Retail Properties and insurance company Chubb (formerly ACE Insurance) were also contributors. Another notable contributor was Bank of Georgia, the country’s leading domestic bank, with over 33% market share, offering a range of retail and corporate banking and investment management services, and servicing over two million clients. Notable detractors were Close Brothers in the U.K., and UBS AG.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Security selection and positive overweight allocation contributed to positive return from Industrials. In the U.S., diversified industrial conglomerate Honeywell International, security and defense company Raytheon Company, and household tools manufacturer Stanley Black & Decker were the top contributors as shares of these companies continued to rise on improving global and domestic growth outlook. Power supply company Schneider Electric SE and electronic equipment and systems provider Koninklijke Philips from Europe also contributed, while Dun & Bradstreet Corporation, supplier of business information and technology solutions, detracted.

Other contributors in the portfolio not mentioned above included Thai Union Group, Japan Tobacco, and AT&T. Detractors included Kinder Morgan and Williams Companies in the Energy sector, and Samsung Electronics. Some key transactions included the purchase of Eutelsat Communications and U.K. builder Persimmon, and the sale of Copa Holdings and IBM.

The turbulence of last year in global markets has finally given way to positive momentum so far this year, and asset prices remain relatively attractive for long-term investors. The focus will continue to be on policy decisions on the monetary front as economic data in most of the developed world remains inconclusive and divergent. Given the most recent U.S. Federal Reserve comments that pointed to “gradual normalization” and the intent to proceed cautiously with interest rate hikes, combined with a renewed commitment to provide stimulus to the European economy by ECB governor Draghi, the outlook for equities is positive for this year as corporate earnings and global growth continue at a moderate pace. Asia remains a key area of opportunity on a relative basis as companies seek competitive advantages in cost, operating efficiencies, and a target population of growing middle class incomes. We believe the EM contingent, which arguably remains the world’s marginal source of growth, has so far remained more resilient, from an economic and bottom-up perspective, than what market valuations may be reflecting. The growing divergence in growth prospects and economic performance of global equities should present new opportunities for investors through prudent allocation and stock selection. As long-term, bottom-up investors, we remain focused on the fundamental attributes of companies to identify companies that have the competitive advantage and ability to survive throughout the market cycle.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	5.05%	11.23%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	5.01%	11.22%
MSCI Emerging Markets Index	-0.01%	6.35%
*	Without sales charge.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Following widespread volatility and losses at the beginning of the year, Emerging Markets (EM) rebounded strongly in March with a gain of 13%, the 9th best month since 1987, and continued the advance in April. Domestic growth concerns eased as commodity prices and currencies advanced against a weaker U.S. Dollar, which fell to a 15-month low. Oil prices climbed to USD $48/barrel from USD $28/barrel in January, and some notable gains in EM currencies included the Colombian peso up 5.3%, Brazilian real 4.6%, South African rand 3.9%, and Russian ruble 3.8%. Stimulus measures in China appeared to be gaining traction, fears of a sharp RMB depreciation were unfounded, and futures markets indicated that the Federal Reserve will postpone any rate increases until December.

The portfolio remained fully invested during recent challenging times, but was opportunistic in taking profits and/or adding to positions that were unjustly impacted by market gyrations. Year to date, the portfolio is ahead of its benchmark with positive contribution from Financials, Consumer Discretionary, Healthcare and Materials.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

A relative underweight and security selection drove positive contribution in Financials, led by Credicorp, as shares rose sharply from trading lows not seen since 2011 due to sovereign credit issues. On a fundamental basis, the Peruvian banking system continued to offer strong top-line growth and superior bottom-line profitability, anchored on low loan penetration and high industry concentration, and Credicorp remained a dominant player with a 30% participation in this highly attractive market. Financials in Brazil, BB Seguridade, a leading insurance company, and Banco Bradesco, a prominent financial institution, contributed amid optimism for a change in government and improving growth prospects. PT Bank Mandiri was positive due to rising macro stability and a focus on mitigating risks while driving Return on Assets/growth levels. Bank of Georgia, the country’s leading domestic bank, with over 33% market share, offering a range of retail and corporate banking and investment management services, and servicing over 2 million clients, contributed. The bank recently reported an improvement in profitability to Return on Equity of 25%, as resilient net interest margins helped to offset continued currency headwinds and weak loan growth, while overall earnings were boosted by the investment business segment.

Security selection drove contribution in Consumer Discretionary, as overweight sector allocation was slightly negative. PT Media Nusantara continued to benefit from a broad market recovery in Indonesia as well as the company’s own audience share gains, both of which should be positive for ad pricing and revenue in the near-term. Lojas Americanas, a retailer in Brazil, reported solid results during the year from prudent execution despite a difficult domestic economic environment. Global tire manufacturer Hankook Tire, based in South Korea, was positive as the global auto industry continues to recover, and Hanon Systems was a contributor despite a near-term slowdown in Korean Original Equipment Manufacturer (OEM) global exports. The company is expected to offset muted revenue growth of 5% with progressive corporate restructuring efforts and increased order flows from new business wins, including companies like Tesla Motors, to diversify the company’s customer base. These developments are expected to lead to margin improvement and stronger earnings growth this year, which could be key catalysts for the share price.

Healthcare contributed from our position in Genomma Lab Internacional SAB of Mexico. Shares rose almost 50% at the end of the period in response to very positive quarterly results that showed substantial progress in the ongoing turnaround of the company. Recent investments toward operational efficiencies, cost reduction and inventory control appear to be having a positive impact as operations in domestic Mexico and in the U.S. beat guidance and estimates, while Latin America was solid in local currency terms. Wuxi PharmaTech was privatized and we profited from the sale price.

Materials was positive from security selection, led by Randgold Resources. While fundamentals have remained positive, such as a healthy balance sheet, strong production growth profile from high-grade assets, and a profitable outlook that supports a stable dividend growth policy, the recent run-up in valuation has raised caution in the outlook for its valuation. Other mining companies such as Impala Platinum, Gerdau, and Vale also contributed from a rise in base metal prices.

Other top contributors in the portfolio not mentioned above included Petrobras, PT Telekomunikasi in Indonesia, and Thai Union Group. Detractors included BNK Financial, TAV Havalimanlari, and Giant Manufacturing. We added a new position in Mexico, Grupo Aeroportuario del Centro, an airport operator, and exited a few names whose fundamentals had deteriorated, including Massmart Holdings, Huabao International, PKO, and others.

Despite a volatile start to the year, we believe 2016 is poised to mark the beginning of a recovery in Emerging Markets equities. Investors have no doubt borne the brunt of uncertainty and volatility over the past few years, including one of the worst selloffs in Emerging Markets since the Financial Crisis, but there are signs that we are at an inflection point. The EM contingent has so far remained more resilient, from an economic and bottom-up perspective, than what market valuations may be reflecting. From a bottom-up perspective, we believe that there will undoubtedly be companies that can survive and thrive in challenging conditions, and this remains our focus as we invest in quality companies that have demonstrated an ability to generate consistent excess cash returns above the cost of capital over time.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Short Duration High Yield Fund – Institutional Class Shares (WHGHX)	0.85%	2.52%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	0.73%	2.44%
BofA Merrill Lynch U.S. High Yield Index†	2.25%	7.37%
*	Without sales charge.
†	The BofA Merrill Lynch U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Volatility persisted in the high yield market over the past six months. High yield’s heavy concentration of energy-related issuers continued to dominate investor focus and put pressure on the market. For the six-month period, the market returned 2.25% (as measured by the BofA Merrill Lynch US High Yield Index) and all rating sub-groups posted positive returns. Despite the recent turnaround in oil prices, lower levels during much of the period continued to impact the Energy sector, which lost 2.56% and was the biggest detractor. Returns across sectors were mixed with Basic Materials the biggest gainer at 6.71%. The broad high yield market ended April with a yield-to-worst of 7.58%, up 19 basis points (bps), and spreads widened 36 bps to 622 bps from October 31, 2015.

The Westwood Short Duration High Yield Fund posted essentially a flat return for the six-month period ended April 30, 2016. While high coupon income was a positive for performance, the fall in oil prices put pressure on energy holdings through the middle of February. The fund has a lower concentration in the Energy sector than the overall high yield market (5.9% vs. 14.0%, or 42%); however, many of these holdings are Single-B and lower-rated securities, as well as shorter maturities, which were under pricing pressure for much of the period. It is worth noting that many of these same names were the largest gainers in the last couple months but had still not recouped earlier declines as of the end of April. Away from Energy, most others sectors contributed positive returns. The Fund had an market average coupon of 6.66%, a yield-to-worst of almost 65% of the broad yield market and just over 40% of the market duration-to-worst (as measured by the BofA Merrill Lynch US High Yield Index). Nearly half the portfolio was invested in BB-rated credits, with less than 10% in CCCs.

Natural turnover has increased over the last month. We have continued to focus on up-in-quality credits across the short duration universe and are generally content with our positioning across the curve. We have been encouraged by the performance of the Triple-C space, but we remain mindful that liquidity is generally low and the market is still vulnerable to a magnified risk response. We have incrementally added to our Energy holdings over the past two months and think the long term trajectory for oil is positive, but we recognize it will not be a straight line and may opportunistically harvest some gains among recent portfolio purchases.

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Opportunistic High Yield Fund – Institutional Shares (WWHYX)	0.54%	5.14%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)	0.57%	5.17%
BofA Merrill Lynch U.S. High Yield Index	2.25%	7.37%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Volatility persisted in the high yield market over the past six months. High yield’s heavy concentration of energy-related issuers continued to dominate investor focus and put pressure on the market. For the six-month period, the market returned 2.25% (as measured by the BofA Merrill Lynch U.S. High Yield Index) and all rating sub-groups posted positive returns. Despite the recent turnaround in oil prices, lower levels during much of the period continued to impact the Energy sector, which lost 2.56% and was the biggest detractor. Returns across sectors were mixed with Basic Materials the biggest gainer at 6.71%. The broad high yield market ended April with a yield-to-worst of 7.58%, up 19 basis points (bps), and spreads widened 36 bps to 622 bps from October 31, 2015.

The Westwood Opportunistic High Yield Fund had a positive return for the six months ended April 30, underperforming the benchmark. Underperformance was mainly due to security selection within the more speculative part of the market, particularly in the Energy and Basic Industry sectors. This was offset by overall positive risk positioning, by being overweight the defensive part of the market and underweight the most speculative part, and by selection within the Media and Healthcare sectors.

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	-0.59%	0.74%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	-0.55%	0.76%
Citigroup 1-Month Treasury Bill Index	0.07%	0.06%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

The liquid alternative investment category had mixed returns over the past six months. The high level of volatility in global markets, especially during the first six weeks of 2016, created dispersion of results. For the period October 30, 2015 through April 29, 2016, the Credit Suisse Liquid Alternatives Beta Index declined 2.15%, while the IQ Hedge Market Neutral Tracker ETF posted a positive return of 1.29% over the same period. The Westwood Market Neutral Income Fund Institutional Shares performance was average, posting a slight loss of 59 basis points (bps) over the six-month period. As a reminder, the two principal strategies of the Fund are short duration income and convertible arbitrage. During the period the two strategies had both solid contributors and detractors. In the short duration income segment, credit spreads ballooned out through February, only to rally considerably by the end of the period. Our positions mirrored this move, although some laggards did exist. The convertible arbitrage portion of the Fund improved as volatility increased, but not at a level commensurate with expectations. As a result, many of our positions and much of the market remain below fair value, and hence, we believe, offer a solid back drop for future returns.

Finally, as we have detailed previously, tail hedging strategies are employed to seek to protect the Fund from large, adverse shifts in the global markets. During the period, the Fund employed option positions in the Barclays High Yield Bond ETF (JNK) as enhanced credit protection, the S&P 500 Index for residual equity exposure hedging, and a VIX Call spread. These positions were a small net cost to the Fund during the period, but did dampen downside participation during the January-February market correction.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Our outlook remains unchanged. The Fund is constructed to target a stable return irrespective of market conditions, extracting value from anomalies and mispricing in various markets. The income focused component of the strategy consists of short duration, global convertible bond securities, where the Fund seeks to capture yield in high credit conviction positions. This portion of the Fund will be less sensitive to swings in credit spreads, and we would expect it to hold up well in a potential rising interest rate environment. The convertible arbitrage segment attempts to exploit global convertible bonds that trade below fair value, extracting this cheapness by selling away the embedded equity risk. The strategy is considered one that is “long” volatility and should therefore also benefit from a shift higher in the general level of equity market volatility. In addition, the tail hedging portion of the portfolio is positioned to buffer the Fund’s downside in a “risk-off” environment. The uncertain future path of rates, credit and equity markets is assured with diverging monetary policy and economic prospects around the globe, and political uncertainty, whether it be Brexit, U.S. & French elections or a Brazilian impeachment. We are confident the Westwood Market Neutral Income Fund is positioned to weather the storm and prosper whatever the future holds.

Westwood Strategic Global Convertibles Fund

The performance of the Westwood Strategic Global Convertibles Fund (the “Fund”) for the period ending April 30, 2016 was as follows:

	Six Months	2016 Year-to-Date
Westwood Strategic Global Convertibles Fund (WSGCX)	-0.99%	-0.08%
Thomson Reuters Global Focus Convertible Bond Index	-0.88%	1.06%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

The global convertible market was lower during the past six-month period, falling 88 basis points (bps) as measured by the Thomson Reuters Global Focus Convertible Bond Index. This compares to a loss in the equity markets of 1.05% (MSCI World Index) for the period October 30, 2015 through April 29, 2016. The relative return of convertibles is somewhat disappointing as we would usually expect a downside participation rate of between 50-60%. Clearly, with returns clustered around zero, the participation rate is a less useful measure.

An alternative comparison method to contrast convertible performance versus equities is to look at the both the max loss and max gain during the period. On this measure, the convertible index was down 7.63% vs. the MSCI down 14.1% from November 3rd — February 11th, and then up 7.2% vs. 14.41% from February 11th — April 29th. While convertibles clearly provided a buffer to the downside risk, they also lagged on the rebound. This, in essence, has created a valuation anomaly in the global convertible market, with valuations at their most attractive levels in a number of years. We expect this performance “gap” to narrow.

The Westwood Strategic Global Convertibles Fund was slightly behind the benchmark for the period. As a reminder, performance impacts are from both top down factors such as geography and delta as well as from bottom up stock picking. During the period, our higher delta U.S. overweight was a detractor. Stock picking was mixed over the past six months. Strong contribution from the likes of Nvidia Corp, Cyberdyne and Air France were offset by underperforming Kinder Morgan and Restoration Hardware.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Thank you for your continued trust. We look forward to reporting to you again in six months.

Sincerely,

The Investment Team

The Westwood Funds

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned.

Investing involves risk including possible loss of principal.

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-877-386-3944. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives.    Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investments in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the Fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Several of the Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk, and interest rate fluctuations. Diversification does not protect against market loss.

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Advisor or any other affiliate.

THE ADVISORS’ INNER CIRCLE FUND

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Average Coupon is the dollar-weighted average interest rate, expressed as a percentage of face value, paid on the securities held by a bond portfolio.

Barclays Global G-7 Treasury Index tracks fixed-rate, local currency government debt of the US, Germany, UK, Italy, France, Canada and Japan. The index represents the treasury sector of the Barclays Global Aggregate Index and contains issues from the G7 countries denominated in 5 currencies.

BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Credit Suisse Liquid Alternatives Beta Index reflects the combined returns of the individual Liquid Alternative Beta strategy indices — Long/Short, Event Driven, Global Strategies, Merger Arbitrage and Managed Futures — weighted according to their respective strategy weights in the Credit Suisse Hedge Fund Index.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FTSE/EPRA NAREIT Developed Index is a capitalization-managed index that tracks the performance of listed real estate companies and REITs worldwide.

IQ Hedge Market Neutral Trade ETF seeks to track, before fees and expenses, the performance of the IQ Hedge Market Neutral Index. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. These strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market cap, region and country.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

THE ADVISORS’ INNER CIRCLE FUND

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters Global Focus Convertible Index measures the size and performance of the convertibles asset class, and is one of the most widely used convertible bond benchmark internationally. It is a market capitalization-weighted, total-return index. They do not impose any currency, regional or sectoral weights, and do not have a fixed number of constituents.

USD is the United States Dollar

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.6%
	Shares	Value

CONSUMER DISCRETIONARY — 8.9%
Comcast, Cl A	86,600	$5,261,816
Home Depot	26,600	3,561,474
Time Warner	48,300	3,629,262
VF	53,100	3,347,955

		15,800,507

CONSUMER STAPLES — 8.5%
Colgate-Palmolive	50,400	3,574,368
General Mills	42,600	2,613,084
JM Smucker	14,495	1,840,575
McCormick	36,900	3,460,482
PepsiCo	35,500	3,655,080

		15,143,589

ENERGY — 9.4%
Chevron	36,700	3,750,006
EOG Resources	43,000	3,552,660
EQT	27,600	1,934,760
Exxon Mobil	52,600	4,649,840
Schlumberger	35,700	2,868,138

		16,755,404

FINANCIAL SERVICES — 20.4%
American International Group	81,400	4,543,748
Bank of America	379,800	5,529,888
Chubb	28,900	3,406,154
Hartford Financial Services Group	77,000	3,417,260
Invesco	115,800	3,590,958
JPMorgan Chase	102,300	6,465,360
PayPal Holdings*	88,600	3,471,348
Wells Fargo	121,100	6,052,578

		36,477,294

HEALTH CARE — 13.2%
Abbott Laboratories	86,700	3,372,630

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Aetna	30,700	$3,446,689
Becton Dickinson	23,200	3,741,232
Cardinal Health	43,000	3,373,780
Cigna	24,100	3,338,814
Johnson & Johnson	56,400	6,321,312

		23,594,457

MATERIALS & PROCESSING — 2.0%
Sherwin-Williams	12,200	3,505,182

PRODUCER DURABLES — 15.9%
Boeing	27,400	3,693,520
Booz Allen Hamilton Holding, Cl A	121,300	3,344,241
FedEx	18,300	3,021,513
General Dynamics	38,700	5,438,124
Honeywell International	31,900	3,645,213
Raytheon	14,100	1,781,535
Union Pacific	43,300	3,777,059
United Technologies	35,700	3,726,009

		28,427,214

REAL ESTATE INVESTMENT TRUST — 2.0%
Simon Property Group	17,500	3,520,475

TECHNOLOGY — 10.5%
Amdocs	88,700	5,015,098
Apple	33,100	3,102,794
DST Systems	32,400	3,910,032
Microsoft	63,700	3,176,719
Texas Instruments	62,281	3,552,509

		18,757,152

UTILITIES — 5.8%
Nextera Energy	30,000	3,527,400
Verizon Communications	65,500	3,336,570
WEC Energy Group	59,600	3,469,316

		10,333,286

Total Common Stock (Cost $136,146,073)		172,314,560

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2016 (Unaudited)

SHORT-TERM INVESTMENT — 3.2%
	Shares	Value

SEI Daily Income Trust, Government Fund, Cl A, 0.130% (A) (Cost $5,742,283)	5,742,283	$5,742,283

Total Investments — 99.8% (Cost $141,888,356)		$178,056,843

Percentages are based upon Net Assets of $178,346,753.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl – Class

As of April 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.6%
	Shares	Value

CONSUMER DISCRETIONARY — 14.2%
Fluor	11,345	$620,118
Foot Locker	18,100	1,112,064
Genuine Parts	13,600	1,305,192
Home Depot	12,325	1,650,194
Time Warner	21,625	1,624,902
TJX	16,065	1,218,048
Walt Disney	12,630	1,304,174

		8,834,692

CONSUMER STAPLES — 10.5%
Colgate-Palmolive	27,575	1,955,619
CVS Health	18,750	1,884,375
McCormick	12,795	1,199,915
PepsiCo	14,550	1,498,068

		6,537,977

ENERGY — 6.0%
Chevron	18,200	1,859,676
Exxon Mobil	21,100	1,865,240

		3,724,916

FINANCIAL SERVICES — 16.0%
American International Group	36,200	2,020,684
Broadridge Financial Solutions	21,300	1,274,592
Chubb	16,400	1,932,904
Invesco	63,050	1,955,181
T. Rowe Price Group	8,525	641,847
Wells Fargo	42,800	2,139,144

		9,964,352

HEALTH CARE — 17.3%
Aetna	12,900	1,448,283
Cardinal Health	23,560	1,848,518
Gilead Sciences	16,200	1,429,002
Johnson & Johnson	22,726	2,547,130
McKesson	7,450	1,250,259

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
UnitedHealth Group	17,025	$2,241,852

		10,765,044

PRODUCER DURABLES — 15.3%
FedEx	11,465	1,892,986
General Dynamics	15,450	2,171,034
Honeywell International	17,650	2,016,866
Lockheed Martin	6,200	1,440,756
Union Pacific	23,335	2,035,512

		9,557,154

TECHNOLOGY — 17.0%
Accenture, Cl A	17,725	2,001,507
Amdocs	33,286	1,881,990
Apple	29,190	2,736,271
Microsoft	33,200	1,655,684
TE Connectivity	10,085	599,856
Texas Instruments	30,075	1,715,478

		10,590,786

UTILITIES — 2.3%
Sempra Energy	13,950	1,441,733

Total Common Stock (Cost $53,675,193)		61,416,654

SHORT-TERM INVESTMENT — 1.4%
Federated Prime Money Market Obligations Fund, 0.390% (A) (Cost $864,270)	864,270	864,270

Total Investments — 100.0% (Cost $54,539,463)		$62,280,924

Percentages are based upon Net Assets of $62,298,084.

(A)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl – Class

As of April 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.9%
	Shares	Value

CONSUMER DISCRETIONARY — 19.0%
AMC Networks, Cl A*	28,600	$1,865,578
BorgWarner	59,000	2,119,280
Cable One	4,850	2,225,956
Cedar Fair LP	19,600	1,138,172
Dick’s Sporting Goods	46,900	2,173,346
Dillard’s, Cl A	14,714	1,036,601
H&R Block	44,600	902,704
Hanesbrands	59,800	1,735,994
Helen of Troy*	23,500	2,338,955
Lions Gate Entertainment	44,700	992,340
Mohawk Industries*	12,200	2,350,086
Newell Brands	38,014	1,731,167
Time	82,469	1,212,294

		21,822,473

CONSUMER STAPLES — 7.8%
Dr. Pepper Snapple Group	12,100	1,100,011
Edgewell Personal Care	14,400	1,181,808
Energizer Holdings	54,900	2,387,601
J&J Snack Foods	10,850	1,097,260
JM Smucker	16,000	2,031,680
Mead Johnson Nutrition, Cl A	13,400	1,167,810

		8,966,170

ENERGY — 2.5%
PDC Energy*	22,900	1,437,891
RSP Permian*	47,800	1,463,158

		2,901,049

FINANCIAL SERVICES — 18.8%
BankUnited	61,500	2,121,750
Brandywine Realty Trust	88,300	1,320,085
Broadridge Financial Solutions	37,050	2,217,072
Diamondback Energy*	14,400	1,246,752
East West Bancorp	30,500	1,143,445

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Equifax	15,600	$1,875,900
Hartford Financial Services Group	49,500	2,196,810
Home BancShares	50,800	2,183,892
Markel*	2,375	2,135,386
PrivateBancorp, Cl A	33,399	1,389,733
Wintrust Financial	37,400	1,945,548
Zions Bancorporation	66,900	1,841,088

		21,617,461

HEALTH CARE — 14.3%
Cooper	16,300	2,495,204
CR Bard	13,700	2,906,729
Haemonetics*	38,900	1,261,527
Owens & Minor	26,500	964,335
Patterson	65,700	2,848,095
PerkinElmer	24,700	1,245,374
Premier, Cl A*	71,400	2,414,034
Teleflex	14,900	2,321,122

		16,456,420

MATERIALS & PROCESSING — 4.4%
Albemarle	18,372	1,215,492
PolyOne	70,350	2,531,193
WestRock	30,477	1,275,462

		5,022,147

PRODUCER DURABLES — 12.3%
BE Aerospace	24,900	1,210,887
Booz Allen Hamilton Holding, Cl A	92,300	2,544,711
FLIR Systems	67,664	2,044,130
Hubbell, Cl B	14,400	1,522,944
Huntington Ingalls Industries	15,200	2,200,504
Pitney Bowes	109,000	2,285,730
Textron	30,700	1,187,476
Woodward	22,658	1,228,290

		14,224,672

REAL ESTATE INVESTMENT TRUST — 3.2%
Alexandria Real Estate Equities	21,500	1,998,425
PS Business Parks	17,200	1,647,072

		3,645,497

TECHNOLOGY — 5.9%
Amdocs	40,000	2,261,600
Avnet	26,700	1,097,904

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
Brocade Communications Systems	106,200	$1,020,582
j2 Global	38,800	2,464,576

		6,844,662

UTILITIES — 7.7%
Alliant Energy	29,000	2,045,080
DTE Energy	30,900	2,755,044
NorthWestern	35,600	2,023,504
WEC Energy Group	34,600	2,014,066

		8,837,694

Total Common Stock (Cost $99,295,333)		110,338,245

SHORT-TERM INVESTMENT — 4.6%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (A) (Cost $5,250,277)	5,250,277	5,250,277

Total Investments — 100.5% (Cost $104,545,610)		$115,588,522

Percentages are based upon Net Assets of $115,061,146.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl – Class

LP – Limited Partnership

As of April 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.2%
	Shares	Value

CONSUMER DISCRETIONARY — 19.3%
AMC Networks, Cl A*	145,471	$9,489,073
Cable One	20,881	9,583,544
Cedar Fair LP	159,208	9,245,209
ClubCorp Holdings	490,806	6,552,260
Dick’s Sporting Goods	214,000	9,916,760
Dillard’s, Cl A	72,400	5,100,580
H&R Block	182,850	3,700,884
Hanesbrands	243,500	7,068,805
Helen of Troy*	91,500	9,106,995
Lions Gate Entertainment	192,600	4,275,720
Newell Brands	51,486	2,344,689
Nordstrom	94,900	4,852,237
Time	616,949	9,069,150

		90,305,906

CONSUMER STAPLES — 4.9%
Edgewell Personal Care	62,186	5,103,605
Energizer Holdings	244,886	10,650,092
Flowers Foods	142,400	2,728,384
J&J Snack Foods	44,750	4,525,568

		23,007,649

ENERGY — 2.6%
PDC Energy*	95,314	5,984,766
RSP Permian*	198,972	6,090,533

		12,075,299

FINANCIAL SERVICES — 20.4%
BankUnited	280,390	9,673,455
Brandywine Realty Trust	360,190	5,384,840
Broadridge Financial Solutions	157,600	9,430,784
Cardtronics*	181,358	7,149,132
Diamondback Energy*	61,200	5,298,696
East West Bancorp	130,796	4,903,542
Equifax	75,110	9,031,978

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Home BancShares	217,500	$9,350,325
Opus Bank	137,800	4,977,336
PrivateBancorp, Cl A	245,886	10,231,317
Wintrust Financial	203,858	10,604,693
Zions Bancorporation	339,800	9,351,296

		95,387,394

HEALTH CARE — 13.6%
CONMED	115,437	4,781,400
Cooper	61,600	9,429,728
Haemonetics*	186,594	6,051,243
Integra LifeSciences Holdings*	70,480	4,991,394
Owens & Minor	113,200	4,119,348
Patterson	258,400	11,201,640
PerkinElmer	92,152	4,646,304
Premier, Cl A*	217,806	7,364,021
Teleflex	70,687	11,011,621

		63,596,699

MATERIALS & PROCESSING — 6.6%
Albemarle	93,445	6,182,321
Apogee Enterprises	121,366	5,029,407
KapStone Paper and Packaging	475,652	7,558,110
PolyOne	327,065	11,767,799

		30,537,637

PRODUCER DURABLES — 14.2%
BE Aerospace	107,226	5,214,400
Booz Allen Hamilton Holding, Cl A	423,302	11,670,436
FLIR Systems	325,900	9,845,439
Herman Miller	184,553	5,567,964
Huntington Ingalls Industries	65,324	9,456,956
OSI Systems*	109,300	5,562,277
Pitney Bowes	444,103	9,312,840
TrueBlue*	235,125	4,394,486
Woodward	97,683	5,295,395

		66,320,193

REAL ESTATE INVESTMENT TRUST — 4.2%
Alexandria Real Estate Equities	108,085	10,046,501
PS Business Parks	49,300	4,720,968
STAG Industrial	243,500	4,860,260

		19,627,729

TECHNOLOGY — 7.5%
Amdocs	196,328	11,100,385

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
AVG Technologies*	263,029	$5,207,974
Brocade Communications Systems	700,121	6,728,163
j2 Global	191,296	12,151,122

		35,187,644

UTILITIES — 3.9%
Alliant Energy	135,100	9,527,252
NorthWestern	153,700	8,736,308

		18,263,560

Total Common Stock (Cost $402,397,874)		454,309,710

SHORT-TERM INVESTMENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (A) (Cost $11,788,752)	11,788,752	11,788,752

Total Investments — 99.7% (Cost $414,186,626)		$466,098,462

Percentages are based upon Net Assets of $467,341,702.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl  – Class

LP – Limited Partnership

As of April 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.9%
	Shares	Value

CONSUMER DISCRETIONARY — 13.9%
ClubCorp Holdings	148,330	$1,980,205
Hibbett Sports*	46,700	1,685,870
International Speedway, Cl A	88,475	2,963,028
Knoll	58,750	1,371,813
Lithia Motors, Cl A	35,600	2,955,512
Marcus	151,943	2,940,097
Oxford Industries	40,900	2,716,578
Time	191,900	2,820,930

		19,434,033

CONSUMER STAPLES — 2.1%
J&J Snack Foods	29,317	2,964,828

ENERGY — 5.7%
Callon Petroleum*	189,000	1,986,390
Matrix Service*	75,265	1,417,992
RSP Permian*	62,515	1,913,584
Synergy Resources*	377,434	2,725,074

		8,043,040

FINANCIAL SERVICES — 21.7%
AMERISAFE	47,867	2,579,074
Berkshire Hills Bancorp	99,930	2,712,100
Chemical Financial	76,850	2,955,651
Columbia Banking System	93,000	2,742,570
Easterly Government Properties	75,249	1,388,344
Employers Holdings	97,588	2,898,364
Glacier Bancorp	111,600	2,889,324
Heritage Commerce	126,151	1,317,016
HomeStreet*	43,745	942,705
LegacyTexas Financial Group	115,885	2,857,724
Opus Bank	81,329	2,937,604
Safety Insurance Group	24,904	1,409,815
Wintrust Financial	53,562	2,786,295

		30,416,586

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 8.9%
CONMED	66,600	$2,758,572
Everyday Health*	160,637	931,695
Haemonetics*	41,798	1,355,509
Integra LifeSciences Holdings*	40,617	2,876,496
Merit Medical Systems*	69,200	1,401,300
Omnicell*	97,000	3,090,420

		12,413,992

MATERIALS & PROCESSING — 10.6%
A Schulman	101,482	2,830,333
Apogee Enterprises	63,423	2,628,249
Continental Building Products*	148,428	2,910,673
KapStone Paper and Packaging	150,600	2,393,034
Trex*	55,115	2,615,207
US Silica Holdings	54,790	1,399,885

		14,777,381

PRODUCER DURABLES — 12.8%
Alamo Group	26,052	1,470,375
Gorman-Rupp	51,759	1,464,262
Heartland Express	151,300	2,740,043
Herman Miller	89,000	2,685,130
Kaman	64,284	2,705,713
Kelly Services, Cl A	70,692	1,326,889
Littelfuse	22,913	2,668,906
OSI Systems*	27,842	1,416,880
TrueBlue*	75,628	1,413,487

		17,891,685

REAL ESTATE INVESTMENT TRUST — 11.1%
CyrusOne	62,200	2,744,886
Potlatch	60,629	2,135,353
PS Business Parks	22,533	2,157,760
STAG Industrial	140,703	2,808,432
Summit Hotel Properties	250,453	2,855,164
Terreno Realty	123,406	2,809,955

		15,511,550

TECHNOLOGY — 4.2%
AVG Technologies*	108,800	2,154,240
DTS*	108,998	2,378,337
MKS Instruments	38,500	1,380,610

		5,913,187

UTILITIES — 4.9%
ALLETE	51,530	2,895,471

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UTILITIES — continued
Connecticut Water Service	25,576	$1,202,583
NorthWestern	48,218	2,740,711

		6,838,765

Total Common Stock (Cost $121,370,755)		134,205,047

SHORT-TERM INVESTMENT — 3.4%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (A) (Cost $4,761,813)	4,761,813	4,761,813

Total Investments — 99.3% (Cost $126,132,568)		$138,966,860

Percentages are based upon Net Assets of $140,008,012.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl – Class

As of April 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 84.3%
	Shares	Value

CONSUMER DISCRETIONARY — 2.8%
Macquarie Infrastructure Co Trust	12,600	$886,914

ENERGY — 74.3%
Columbia Pipeline Group	22,200	568,764
CONSOL Energy*	30,900	465,045
Dominion Midstream Partners LP (A)	23,000	771,420
Enbridge	36,700	1,524,518
Enbridge Energy Escrow*	74,977	—
Enbridge Energy Management LLC*	31,727	672,293
Energy Transfer Partners LP (A)	19,155	678,662
EnLink Midstream LLC	43,500	623,355
Enterprise Products Partners LP (A)	18,200	485,758
EOG Resources	6,600	545,292
EQT	8,800	616,880
EQT Midstream Partners LP (A)	10,100	800,829
GasLog Partners LP (A)	34,700	621,477
Kinder Morgan	52,200	927,072
Magellan Midstream Partners LP (A)	8,200	590,974
Marathon Petroleum	15,600	609,648
MPLX LP (A)	18,971	610,677
NextEra Energy Partners LP (A)	31,100	898,479
Occidental Petroleum	8,300	636,195
ONEOK	18,200	657,930
Phillips 66 Partners LP (A)	11,600	663,984
Pioneer Natural Resources	2,000	332,200
Plains GP Holdings LP, Cl A	58,400	578,160
Schlumberger	4,700	377,598
SemGroup, Cl A	12,550	384,783
Spectra Energy	49,125	1,536,139
Spectra Energy Partners LP (A)	11,400	574,902
Summit Midstream Partners LP (A)	29,827	631,438
Sunoco Logistics Partners LP (A)	22,800	667,584
Targa Resources	18,700	756,602
Tesoro	3,800	302,822

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
TransCanada	30,100	$1,248,849
Valero Energy Partners LP (A)	12,902	615,296
VTTI Energy Partners LP (A)	30,836	616,720
Western Gas Partners LP (A)	12,700	620,522

		23,212,867

UTILITIES — 7.2%
Dominion Resources	13,000	929,110
NiSource	17,900	406,509
Sempra Energy	8,900	919,815

		2,255,434

Total Common Stock (Cost $29,474,347)		26,355,215

PREFERRED STOCK — 4.1%
ENERGY — 4.1%
Anadarko Petroleum, 7.500%*	17,300	656,708
Kinder Morgan, 9.750%*	14,000	618,240

		1,274,948

Total Preferred Stock (Cost $1,375,870)		1,274,948

SHORT-TERM INVESTMENT — 9.9%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (B) (Cost $3,100,031)	3,100,031	3,100,031

Total Investments — 98.3% (Cost $33,950,248)		$30,730,194

Percentages are based upon Net Assets of $31,256,358.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At April 30, 2016, these securities amounted $9,848,722 or 31.5% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl – Class

LLC – Limited Liability Company

LP – Limited Partnership

As of April 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
APRIL 30, 2016 (Unaudited)

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
April 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 50.5%
	Shares	Value

CONSUMER DISCRETIONARY — 4.1%
Comcast, Cl A	1,003,000	$60,942,280
Time Warner	453,700	34,091,018

		95,033,298

CONSUMER STAPLES — 5.1%
General Mills	959,498	58,855,607
PepsiCo	563,300	57,997,368

		116,852,975

ENERGY — 8.5%
Enterprise Products Partners LP (A)	1,845,182	49,247,908
Magellan Midstream Partners LP (A)	446,634	32,188,912
Occidental Petroleum	438,863	33,638,849
Shell Midstream Partners LP (A)	620,761	23,446,143
Spectra Energy	762,000	23,827,740
Tesoro Logistics (A)	233,000	10,773,920
Western Gas Partners LP (A)	474,769	23,197,213

		196,320,685

FINANCIAL SERVICES — 9.5%
Capital One Financial	160,395	11,610,994
Chubb	236,148	27,832,403
Hartford Financial Services Group	1,240,667	55,060,802
MetLife	673,561	30,377,601
US Bancorp	1,498,200	63,958,158
Wells Fargo	626,200	31,297,476

		220,137,434

HEALTH CARE — 6.5%
Abbott Laboratories	760,900	29,599,010

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Becton Dickinson	374,000	$60,311,240
Johnson & Johnson	536,800	60,164,544

		150,074,794

PRODUCER DURABLES — 8.3%
Boeing	223,335	30,105,558
General Dynamics	219,076	30,784,559
General Electric	1,218,700	37,475,025
Honeywell International	523,114	59,776,237
Raytheon	266,943	33,728,248

		191,869,627

REAL ESTATE INVESTMENT TRUST — 5.5%
Alexandria Real Estate Equities	502,224	46,681,721
Boston Properties	405,218	52,216,392
PS Business Parks	278,564	26,675,289

		125,573,402

TECHNOLOGY — 1.3%
Microsoft	598,900	29,867,143

UTILITIES — 1.7%
Nextera Energy	239,100	28,113,378
Southern	231,734	11,609,874

		39,723,252

Total Common Stock (Cost $953,939,107)		1,165,452,610

PREFERRED STOCK — 12.5%
ENERGY — 0.8%
Kinder Morgan, 9.750%*	431,000	19,032,960

FINANCIAL SERVICES — 10.5%
Bank of America, Ser 5, 4.000% (B)	1,100,506	23,715,904
Bank of America, Ser D, 6.204%	1,102,112	28,368,363
BB&T, Ser D, 5.850%	1,089,173	28,677,925
JPMorgan Chase, 5.500%	2,714,499	68,649,679
PNC Financial Services Group, Ser Q, 5.375%	793,996	20,477,157
US Bancorp, 3.500% (B)	1,574,298	36,382,027
Wells Fargo, 5.850% (B)	1,331,420	35,056,289

		241,327,344

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
April 30, 2016 (Unaudited)

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

REAL ESTATE INVESTMENT TRUST — 1.2%
Public Storage, 5.900%	1,056,385	$27,413,191

Total Preferred Stock (Cost $274,429,257)		287,773,495

CORPORATE OBLIGATIONS — 8.3%
ENERGY — 1.2%
Anadarko Petroleum 5.950%, 09/15/16	$2,750,000	2,803,347
Occidental Petroleum 2.700%, 02/15/23	11,500,000	11,574,946
Total Capital International 2.700%, 01/25/23	13,750,000	13,834,012

		28,212,305

FINANCIAL SERVICES — 3.7%
Bank of America MTN 5.650%, 05/01/18	9,000,000	9,664,974
Bank of New York Mellon 4.950%, 06/20/20 (B)	18,000,000	17,973,900
Barclays Bank , Ser 1 5.000%, 09/22/16	4,350,000	4,418,434
Citigroup 5.900%, 12/29/49 (B)	25,000,000	24,782,500
MetLife 5.250%, 12/29/49 (B)	18,000,000	17,526,600
Toyota Motor Credit MTN 1.750%, 05/22/17	12,000,000	12,104,508

		86,470,916

PRODUCER DURABLES — 1.0%
General Electric 5.000%, 12/29/49 (B)	21,603,000	22,305,098

TECHNOLOGY — 2.4%
Apple 0.887%, 05/03/18 (B)	24,000,000	24,004,680
Intel 3.300%, 10/01/21	14,000,000	15,013,516
Oracle 3.625%, 07/15/23	15,000,000	16,240,245

		55,258,441

Total Corporate Obligations (Cost $188,207,550)		192,246,760

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.7%
	Face Amount/ Shares	Value

FHLMC 3.750%, 03/27/19	$8,000,000	$8,629,936
2.375%, 01/13/22	29,000,000	30,317,528
1.750%, 05/30/19	31,500,000	32,185,597
0.500%, 01/27/17	45,000,000	44,976,420

		116,109,481

FNMA 1.125%, 04/27/17	26,000,000	26,116,532
0.625%, 08/26/16	36,000,000	36,025,704

		62,142,236

Total U.S. Government Agency Obligations (Cost $175,975,401)		178,251,717

U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Bond 3.375%, 11/15/19	12,250,000	13,240,523
U.S. Treasury Notes 0.875%, 12/31/16	35,000,000	35,080,675
0.625%, 05/31/17	35,000,000	34,994,540

		70,075,215

Total U.S. Treasury Obligations (Cost $82,681,436)		83,315,738

CONVERTIBLE BOND — 1.5%
TECHNOLOGY — 1.5%
Microchip Technology 1.625%, 02/15/25	33,100,000	34,320,563

(Cost $33,400,195)		34,320,563

SHORT-TERM INVESTMENT — 15.5%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (C) (Cost $358,210,288)	358,210,302	358,210,288

Total Investments — 99.6% (Cost $2,066,843,234)		$2,299,571,171

Percentages are based upon Net Assets of $2,308,208,889.

(A)	Securities considered Master Limited Partnerships. At April 30, 2016, these securities amounted $138,854,096 or 6.0% of Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
April 30, 2016 (Unaudited)

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2016.

(C)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of April 30, 2016 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,165,452,610	$—	$—	$1,165,452,610
Preferred Stock	287,773,495	—	—	287,773,495
Corporate Obligations	—	192,246,760	—	192,246,760
U.S. Government Agency Obligations	—	178,251,717	—	178,251,717
U.S. Treasury Obligations	—	83,315,738	—	83,315,738
Convertible Bond	—	34,320,563	—	34,320,563
Short-Term Investment	358,210,288	—	—	358,210,288

Total Investments in Securities	$1,811,436,393	$488,134,778	$—	$2,299,571,171

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
April 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 46.5%
	Shares	Value

BELGIUM — 1.4%
Anheuser-Busch InBev	770	$95,311

GERMANY — 0.5%
SAP	425	33,248

HONG KONG — 0.8%
AIA Group	8,900	53,582

JAPAN — 3.9%
Keyence	165	104,149
Nippon Telegraph & Telephone ADR	3,575	159,337

		263,486

SWITZERLAND — 1.4%
Novartis	1,275	97,290

UNITED KINGDOM — 4.5%
Close Brothers Group	750	13,282
GlaxoSmithKline ADR	955	40,979
GlaxoSmithKline	4,800	102,327
Lloyds TSB Group PLC ADR	3,475	13,865
Segro REIT	22,125	135,034
Vodafone Group ADR	25	819

		306,306

UNITED STATES — 34.0%
Alexandria Real Estate Equities	1,825	169,633
Anheuser-Busch InBev ADR	555	68,920
Becton Dickinson	1,110	178,999
Boeing	550	74,140
Boston Properties	1,250	161,075
Capital One Financial	2,175	157,448
Comcast, Cl A	2,800	170,128

COMMON STOCK — continued
	Shares/ Face Amount	Value

UNITED STATES — continued
Enterprise Products Partners LP (A)	3,200	$85,408
General Dynamics	600	84,312
General Electric	1,750	53,813
Hartford Financial Services Group	1,625	72,118
Honeywell International	1,000	114,269
Johnson & Johnson	1,700	190,536
Raytheon	650	82,128
SAP ADR	170	13,365
Shell Midstream Partners LP (A)	1,700	64,209
Spectra Energy	3,050	95,373
US Bancorp	3,725	159,020
Vodafone Group ADR	5,300	173,522
Wells Fargo	2,550	127,449
Western Gas Partners LP (A)	475	23,209

		2,319,074

Total Common Stock (Cost $3,191,320)		3,168,297

CORPORATE OBLIGATIONS — 12.5%
FRANCE — 0.9%
Orange 2.750%, 09/14/16	$65,000	65,409

ISRAEL — 2.4%
Teva Pharmaceutical Finance BV 2.400%, 11/10/16	160,000	161,178

MEXICO — 2.4%
America Movil 2.375%, 09/08/16	160,000	160,742

UNITED KINGDOM — 5.8%
AstraZeneca 1.750%, 11/16/18	97,000	98,262
Diageo Capita l 1.500%, 05/11/17	65,000	65,368
GlaxoSmithKline Capita l 1.500%, 05/08/17	65,000	65,430
Lloyds Bank 1.750%, 05/14/18	65,000	65,041
Vodafone Group 5.625%, 02/27/17	97,000	100,565

		394,666

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
April 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

UNITED STATES — 1.0%
Bank of New York Mellon 4.950%, 06/20/20 (B)	$70,000	$69,899

Total Corporate Obligations (Cost $849,705)		851,894

PREFERRED STOCK — 10.4%
NETHERLANDS — 1.8%
Aegon, Ser 1, 4.000% (B)	295	7,110
Aegon, 6.375%	1,275	32,793
ING Groep, 6.125%	665	17,031
ING Groep, 7.050%	635	16,713
ING Groep, 6.375%	1,333	34,631
ING Groep, 7.200%	510	13,372

		121,650

UNITED KINGDOM — 1.7%
Barclays Bank, 8.125%	490	12,926
Barclays Bank, 7.100%	585	15,164
Barclays Bank, 7.750%	515	13,508
Barclays Bank, Ser 2, 6.625%	525	13,545
HSBC Holdings, Ser 2, 8.000%	505	13,383
HSBC Holdings, 6.200%	525	13,603
HSBC Holdings, 8.125%	1,250	33,987

		116,116

UNITED STATES — 6.9%
Bank of America, Ser 5, 4.000% (B)	3,115	67,128
BB&T, 5.625%	1,300	33,436
Goldman Sachs Group, 4.000% (B)	1,800	37,476
HSBC USA, 3.500% (B)	321	7,129
MetLife, Ser A, 4.000% (B)	1,373	34,476
Morgan Stanley, 4.000% (B)	1,900	39,843
US Bancorp, Ser B, 3.500% (B)	6,094	140,833
Wells Fargo, 5.850% (B)	4,100	107,953

		468,274

Total Preferred Stock (Cost $692,269)		706,040

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.9%
	Face Amount/ Shares	Value

FHLMC 2.375%, 01/13/22	$140,000	$146,360
1.750%, 05/30/19	130,000	132,830

		279,190

FNMA 0.625%, 08/26/16	120,000	120,086

		120,086

Total U.S. Government Agency Obligations (Cost $394,634)		399,276

EXCHANGE TRADED FUNDS — 5.6%
CANADA — 1.3%
iShares S&P/TSX Capped REIT Index ETF	6,800	86,822

NETHERLANDS — 2.2%
iShares European Property Yield UCITS ETF	3,500	149,507

UNITED STATES — 2.1%
iShares International Developed ETF	4,850	145,064

Total Exchange Traded Funds (Cost $393,729)		381,393

CONVERTIBLE BOND — 1.2%
UNITED STATES — 1.2%
Microchip Technology 1.625%, 02/15/25	78,000	80,876

(Cost $80,821)		80,876

SHORT-TERM INVESTMENT — 17.6%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (C) (Cost $1,201,474)	1,201,474	1,201,474

Total Investments — 99.7% (Cost $6,803,952)		$6,789,250

Percentages are based upon Net Assets of $6,806,967.

(A)	Securities considered Master Limited Partnerships. At April 30, 2016, these securities amounted $172,826 or 2.5% of Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
April 30, 2016 (Unaudited)

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2016.

(C)	The rate reported is the 7-day effective yield as of April 30, 2016.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard and Poor’s

Ser – Series

TSX – Toronto Stock Exchange

UCITS – Undertakings for the Collective Investment of Transferable Securities

The following is a summary of the inputs used as of April 30, 2016 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$3,168,297	$—	$—	$3,168,297
Corporate Obligations	—	851,894	—	851,894
Preferred Stock	706,040	—	—	706,040
U.S. Government Agency Obligations	—	399,276	—	399,276
Exchange Traded Funds	381,393	—	—	381,393
Convertible Bond	—	80,876	—	80,876
Short-Term Investment	1,201,474	—	—	1,201,474

Total Investments in Securities	$5,457,204	$1,332,046	$—	$6,789,250

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.7%
	Shares	Value

ARGENTINA — 1.2%
Tenaris	13,439	$181,275

AUSTRIA — 1.6%
Voestalpine	6,988	251,892

BELGIUM — 1.6%
Anheuser-Busch InBev	2,020	250,037

CHINA — 2.5%
CNOOC	130,415	162,411
Lenovo Group	272,433	216,699

		379,110

EGYPT — 1.7%
Commercial International Bank Egypt	50,829	257,973

FRANCE — 5.6%
BNP Paribas	3,926	207,871
Capital Gemini	2,503	233,671
Schneider Electric	4,111	267,564
Total	2,986	150,203

		859,309

GERMANY — 3.2%
Henkel & KGaA	2,218	225,351
SAP	3,371	263,714

		489,065

HONG KONG — 6.6%
AIA Group	37,807	227,615
China Resources Gas Group	84,113	238,560
CT Environmental Group	579,897	169,702
Samsonite International	69,896	225,721
Wharf Holdings	28,748	156,028

		1,017,626

JAPAN — 6.4%
Astellas Pharma	13,351	185,795

COMMON STOCK — continued
	Shares	Value

JAPAN — continued
Japan Tobacco	6,086	$249,999
Keyence	429	266,393
Nippon Telegraph & Telephone	4,621	209,373
Ship Healthcare Holdings	2,853	70,740

		982,300

MEXICO — 1.8%
Genomma Lab Internacional, Cl B*	246,083	270,332

NETHERLANDS — 1.8%
ING Groep	12,422	152,124
Unilever	2,977	130,780

		282,904

PHILIPPINES — 1.4%
Ayala Land	286,078	211,413

SOUTH KOREA — 3.4%
Hanon Systems	32,043	289,664
Samsung Electronics	220	240,390

		530,054

SPAIN — 0.6%
Banco Popular Espanol	32,755	89,072

SWITZERLAND — 4.0%
Roche Holding	1,479	373,874
UBS Group*	14,102	244,025

		617,899

TAIWAN — 2.7%
Largan Precision	2,562	180,316
Taiwan Semiconductor Manufacturing	52,421	243,796

		424,112

THAILAND — 1.8%
Thai Union Group PLC NVDR	469,168	278,035

UNITED KINGDOM — 7.7%
Bank of Georgia Holdings	8,997	301,044
Informa PLC	16,421	157,038
Lloyds Banking Group	211,593	207,360
Persimmon	7,818	226,981
Petrofac	13,660	168,657
Randgold Resources ADR	1,323	132,962

		1,194,042

UNITED STATES — 42.1%
AGCO	2,698	144,262

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED STATES — continued
AT&T	5,283	$205,086
Bristol-Myers Squibb	3,549	256,167
Capital One Financial	3,276	237,150
Caterpillar	1,094	85,026
Chubb	2,661	313,625
Dun & Bradstreet	3,397	375,063
Exxon Mobil	1,591	140,644
Generac Holdings*	5,321	202,837
Honeywell International	4,806	549,181
Jones Lang LaSalle	1,956	225,273
JPMorgan Chase	8,897	562,290
Kraft Heinz	3,653	285,190
Lannett*	4,633	88,861
MetLife	5,906	266,361
Microsoft	5,260	262,316
Mondelez International, Cl A	4,321	185,630
Moody’s	5,727	548,189
Omnicom Group	4,588	380,666
Raytheon	3,279	414,302
Stanley Black & Decker	2,717	304,086
T. Rowe Price Group	2,569	193,420
Texas Instruments	4,802	273,906

		6,499,531

Total Common Stock (Cost $13,400,566)		15,065,981

SHORT-TERM INVESTMENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (A) (Cost $237,301)	237,301	237,301

Total Investments — 99.2% (Cost $13,637,867)		$15,303,282

Percentages are based upon Net Assets of $15,421,459.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2016.

ADR – American Depositary Receipt

Cl – Class

NVDR – Non-Voting Depositary Receipt

PLC – Public Limited Company

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total

Common Stock
Argentina	$181,275	$—	$—	$181,275
Austria	251,892	—	—	251,892
Belgium	250,037	—	—	250,037
China	379,110	—	—	379,110
Egypt	—	257,973	—	257,973
France	859,309	—	—	859,309
Germany	489,065	—	—	489,065
Hong Kong	1,017,626	—	—	1,017,626
Japan	—	982,300	—	982,300
Mexico	270,332	—	—	270,332
Netherlands	282,904	—	—	282,904
Philippines	211,413	—	—	211,413
South Korea	530,054	—	—	530,054
Spain	89,072	—	—	89,072
Switzerland	617,899	—	—	617,899
Taiwan	424,112	—	—	424,112
Thailand	278,035	—	—	278,035
United Kingdom	1,194,042	—	—	1,194,042
United States	6,499,531	—	—	6,499,531

Total Common Stock	13,825,708	1,240,273	—	15,065,981

Short-Term Investment	237,301	—	—	237,301

Total Investments in Securities	$14,063,009	$1,240,273	$—	$15,303,282

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of April 30, 2016, securities with a total value $1,240,273 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the period ended April 30, 2016. All other transfers were considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.8%
	Shares	Value

ARGENTINA — 1.2%
Tenaris	4,223	$56,963

AUSTRALIA — 0.6%
Rio Tinto	703	27,555

AUSTRIA — 1.4%
Voestalpine	1,802	64,956

BELGIUM — 1.5%
Anheuser-Busch InBev	567	70,184

BRAZIL — 1.5%
BB Seguridade Participacoes	8,422	73,268

CANADA — 1.5%
Intact Financial, Cl Common Subscription Receipt	948	70,154

CHINA — 2.4%
CNOOC	34,691	43,202
Lenovo Group	90,434	71,933

		115,135

FRANCE — 6.4%
BNP Paribas	979	51,836
Eutelsat Communications	2,125	66,002
Schneider Electric	1,074	69,901
Total	1,265	63,632
Unibail-Rodamco REIT	208	55,732

		307,103

GERMANY — 2.8%
Hannover Rueckversicherung	476	54,276
SAP	995	77,839

		132,115

HONG KONG — 5.8%
AIA Group	11,619	69,951
ASM Pacific Technology	7,825	56,492
Samsonite International	20,365	65,766

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
SmarTone Telecommunications Holdings	34,936	$57,830
VTech Holdings	2,712	28,040

		278,079

INDONESIA — 0.9%
Perusahaan Gas Negara Persero	214,227	42,559

JAPAN — 4.4%
Astellas Pharma	3,278	45,617
Japan Tobacco	1,904	78,212
Nippon Telegraph & Telephone	1,416	64,158
Ship Healthcare Holdings	891	22,092

		210,079

NETHERLANDS — 5.2%
Akzo Nobel	1,005	71,222
ING Groep	4,221	51,692
Koninklijke Philips	2,556	70,242
Unilever	1,287	56,538

		249,694

NEW ZEALAND — 1.2%
SKY Network Television	16,016	59,606

PHILIPPINES — 1.4%
Ayala Land	88,382	65,315

SOUTH AFRICA — 1.0%
MTN Group	4,506	47,183

SOUTH KOREA — 3.4%
Hanon Systems	10,322	93,309
Samsung Electronics GDR	153	69,309

		162,618

SWITZERLAND — 3.7%
Roche Holding	387	97,829
UBS Group*	4,704	81,399

		179,228

TAIWAN — 1.6%
Taiwan Semiconductor Manufacturing	16,664	77,500

THAILAND — 1.9%
Thai Union Group NVDR	150,054	88,924

TURKEY — 1.0%
Tupras Turkiye Petrol Rafinerileri	1,759	46,427

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — 9.7%
Bank of Georgia Holdings	2,783	$93,120
British American Tobacco	786	47,891
Close Brothers Group	3,346	59,255
Informa PLC	5,185	49,586
Persimmon	1,899	55,134
Petrofac	4,271	52,733
Segro REIT	7,551	46,086
Vodafone Group	18,025	57,731

		461,536

UNITED STATES — 37.3%
AT&T	1,707	66,266
Bristol-Myers Squibb	1,820	131,368
Capital One Financial	1,124	81,366
Chubb	1,645	193,880
Dun & Bradstreet	744	82,145
Honeywell International	1,613	184,318
JPMorgan Chase	2,644	167,101
Kinder Morgan	2,294	40,741
Kraft Heinz	1,149	89,703
MetLife	2,216	99,941
Microsoft	1,780	88,769
Mondelez International, Cl A	1,921	82,526
National Retail Properties REIT	1,195	52,293
Raytheon	1,106	139,743
Stanley Black & Decker	833	93,229
T. Rowe Price Group	833	62,717
Texas Instruments	1,464	83,506
Verizon Communications	761	38,765

		1,778,377

Total Common Stock (Cost $4,084,707)		4,664,558

SHORT-TERM INVESTMENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (A) (Cost $87,717)	87,717	87,717

Total Investments — 99.7% (Cost $4,172,424)		$4,752,275

Percentages are based upon Net Assets of $4,767,962.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl – Class

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total

Common Stock
Argentina	$56,963	$—	$—	$56,963
Australia	27,555	—	—	27,555
Austria	64,956	—	—	64,956
Belgium	70,184	—	—	70,184
Brazil	73,268	—	—	73,268
Canada	70,154	—	—	70,154
China	115,135	—	—	115,135
France	307,103	—	—	307,103
Germany	132,115	—	—	132,115
Hong Kong	278,079	—	—	278,079
Indonesia	42,559	—	—	42,559
Japan	—	210,079	—	210,079
Netherlands	249,694	—	—	249,694
New Zealand	59,606	—	—	59,606
Philippines	65,315	—	—	65,315
South Africa	47,183	—	—	47,183
South Korea	162,618	—	—	162,618
Switzerland	179,228	—	—	179,228
Taiwan	77,500	—	—	77,500
Thailand	88,924	—	—	88,924
Turkey	46,427	—	—	46,427
United Kingdom	461,536	—	—	461,536
United States	1,778,377	—	—	1,778,377

Total Common Stock	4,454,479	210,079	—	4,664,558

Short-Term Investment	87,717	—	—	87,717

Total Investments in Securities	$4,542,196	$210,079	$—	$4,752,275

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of April 30, 2016, securities with a total value $210,079 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the period ended April 30, 2016. All other transfers were considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 90.5%
	Shares	Value

ARGENTINA — 1.2%
Tenaris ADR	88,316	$2,390,714

BRAZIL — 9.7%
Banco Bradesco	358,706	2,708,618
BB Seguridade Participacoes	313,931	2,731,065
Cielo	377,122	3,656,915
Grendene	324,247	1,597,076
Lojas Americanas	625,010	2,907,661
Petroleo Brasileiro*	1,667,708	4,950,876
Vale, Cl Preference*	267,953	1,228,645

		19,780,856

CHILE — 1.6%
Enersis Americas	11,114,633	1,888,566
Enersis Chile	11,114,633	1,361,161

		3,249,727

CHINA — 5.6%
BOC Hong Kong Holdings	1,013,540	3,037,915
China Overseas Land & Investment	955,741	3,049,490
CNOOC	1,833,039	2,282,762
Lenovo Group	3,704,129	2,946,342

		11,316,509

EGYPT — 1.7%
Commercial International Bank Egypt	665,172	3,375,950

HONG KONG — 12.8%
AIA Group	635,556	3,826,331
Anhui Conch Cement	1,202,657	3,186,144
ASM Pacific Technology	400,567	2,891,845
China Resources Gas Group	1,157,381	3,282,546
CT Environmental Group	10,372,660	3,035,483
NetEase ADR	11,078	1,558,675

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
Samsonite International	934,073	$3,016,479
SmarTone Telecommunications Holdings	1,009,281	1,670,663
VTech Holdings	155,182	1,604,455
Wharf Holdings	357,576	1,940,717

		26,013,338

INDONESIA — 7.2%
Bank Mandiri Persero	4,494,415	3,288,679
Media Nusantara Citra	26,881,541	4,790,084
Perusahaan Gas Negara Persero	14,080,975	2,797,403
Telekomunikasi Indonesia Persero	13,962,441	3,758,467

		14,634,633

MALAYSIA — 1.2%
British American Tobacco Malaysia	205,394	2,412,256

MEXICO — 7.4%
Fomento Economico Mexicano ADR	34,483	3,214,160
Genomma Lab Internacional, Cl B*	2,967,789	3,260,236
Grupo Aeroportuario del Centro Norte, Cl B	359,760	2,086,044
Kimberly-Clark de Mexico, Cl A	1,534,116	3,646,999
Wal-Mart de Mexico	1,182,472	2,922,391

		15,129,830

PERU — 2.0%
Credicorp	27,518	4,001,668

PHILIPPINES — 1.4%
Ayala Land	3,985,333	2,945,173

SOUTH AFRICA — 4.2%
AVI	512,441	3,177,906
Bidvest Group	76,917	1,952,096
Impala Platinum Holdings*	256,065	1,061,298
MTN Group	231,574	2,424,855

		8,616,155

SOUTH KOREA — 9.8%
BNK Financial Group	337,531	2,752,030
Coway	35,991	3,114,545
Hankook Tire	78,732	3,669,185
Hanon Systems	454,853	4,111,801
Korea Kolmar	42,739	3,270,880

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2016 (Unaudited)

COMMON STOCK — continued
	Shares	Value

SOUTH KOREA — continued
Samsung Electronics	2,724	$2,976,461

		19,894,902

TAIWAN — 7.8%
Catcher Technology	403,492	2,839,819
Giant Manufacturing	416,797	2,507,011
Largan Precision	36,569	2,573,765
Taiwan Semiconductor Manufacturing	1,025,454	4,769,110
Tripod Technology	1,775,107	3,252,684

		15,942,389

THAILAND — 6.0%
Central Pattana	1,749,323	2,641,763
Kasikornbank NVDR	550,045	2,614,013
Siam Cement	129,438	1,815,764
Siam Cement NVDR	98,027	1,369,515
Thai Union Group NVDR	6,297,419	3,731,938

		12,172,993

TURKEY — 6.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi	2,818,580	3,032,139
Enka Insaat ve Sanayi	1,504,120	2,612,588
Ford Otomotiv Sanayi	157,288	2,113,663
Koza Altin Isletmeleri*	205,510	1,344,115
TAV Havalimanlari Holding	418,318	2,438,444
Tupras Turkiye Petrol Rafinerileri	90,870	2,398,410

		13,939,359

UNITED KINGDOM — 4.1%
Bank of Georgia Holdings	126,772	4,241,849
Randgold Resources	41,627	4,117,751

		8,359,600

Total Common Stock (Cost $177,832,905)		184,176,052

EQUITY LINKED NOTES — 8.7%
INDIA — 8.7%
JPMorgan (convertible to Axis Bank) 11/25/2019*	101,232	715,710
JPMorgan (convertible to Bharat Forge) 04/22/2019*	195,792	2,337,757
JPMorgan (convertible to HCL Technologies) 09/23/2016*	219,695	2,467,175

EQUITY LINKED NOTES — continued
	Shares	Value

INDIA — continued
JPMorgan (convertible to Oil & Natural Gas Corporation) 06/08/2017*	564,159	$1,844,800
JPMorgan (convertible to Reliance Industries) 05/22/2019*	239,823	3,527,796
JPMorgan (convertible to Tata Consultancy Services) 03/07/2017*	101,750	3,882,780
JPMorgan (convertible to Titan Industries) 08/24/2016	565,213	3,012,585

Total Equity Linked Notes (Cost $20,347,237)		17,788,603

SHORT-TERM INVESTMENT — 0.3%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (A) (Cost $519,051)	519,051	519,051

Total Investments — 99.5% (Cost $198,699,193)		$202,483,706

Percentages are based upon Net Assets of $203,521,853.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2016.

ADR – American Depositary Receipt

Cl – Class

NVDR – Non-Voting Depositary Receipt

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total
Common Stock
Argentina	$2,390,714	$—	$—	$2,390,714
Brazil	19,780,856	—	—	19,780,856
Chile	3,249,727	—	—	3,249,727
China	11,316,509	—	—	11,316,509
Egypt	—	3,375,950	—	3,375,950
Hong Kong	26,013,338	—	—	26,013,338
Indonesia	14,634,633	—	—	14,634,633
Malaysia	2,412,256	—	—	2,412,256
Mexico	15,129,830	—	—	15,129,830
Peru	4,001,668	—	—	4,001,668
Philippines	2,945,173	—	—	2,945,173
South Africa	8,616,155	—	—	8,616,155
South Korea	19,894,902	—	—	19,894,902
Taiwan	15,942,389	—	—	15,942,389
Thailand	12,172,993	—	—	12,172,993

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2016 (Unaudited)

Investments in Securities	Level 1	Level 2††	Level 3	Total

Turkey	$13,939,359	$—	$—	$13,939,359
United Kingdom	8,359,600	—	—	8,359,600

Total Common Stock	180,800,102	3,375,950	—	184,176,052

Equity Linked Notes
India	—	17,788,603	—	17,788,603
Short-Term Investment	519,051	—	—	519,051

Total Investments in Securities	$181,319,153	$21,164,553	$—	$202,483,706

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of April 30, 2016, securities with a total value $3,375,950 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the period ended April 30, 2016. All other transfers were considered to have occurred as of the end of the period.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 97.2%
	Face Amount	Value

CONSUMER DISCRETIONARY — 25.7%
1011778 BC ULC 4.625%, 01/15/22 (A)	$185,000	$189,625
ACCO Brands 6.750%, 04/30/20	200,000	212,000
Activision Blizzard 5.625%, 09/15/21 (A)	400,000	421,000
ADT 6.250%, 10/15/21	75,000	77,589
5.250%, 03/15/20	185,000	192,400
2.250%, 07/15/17	305,000	308,812
AECOM 5.750%, 10/15/22	185,000	192,862
AerCap Ireland Capital 4.625%, 10/30/20	260,000	270,400
Albea Beauty Holdings 8.375%, 11/01/19 (A)	220,000	231,000
Ashtead Capital 6.500%, 07/15/22 (A)	350,000	369,250
Avis Budget Car Rental 3.385%, 12/01/17 (B)	490,000	490,000
Beazer Homes USA 6.625%, 04/15/18	255,000	260,100
Boyd Gaming 9.000%, 07/01/20	260,000	274,383
Brunswick 4.625%, 05/15/21 (A)	135,000	136,350
Builders FirstSource 7.625%, 06/01/21 (A)	225,000	236,812
Cablevision Systems 8.625%, 09/15/17	468,000	496,080
CalAtlantic Group 8.375%, 05/15/18	145,000	160,950
6.625%, 05/01/20	210,000	232,050
Carlson Wagonlit 6.875%, 06/15/19 (A)	250,000	260,000
CCO Holdings 6.500%, 04/30/21	255,000	263,874

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	$330,000	$337,847
Cinemark USA 5.125%, 12/15/22	135,000	139,725
Clean Harbors 5.250%, 08/01/20	210,000	216,038
CSC Holdings 8.625%, 02/15/19	45,000	49,950
7.875%, 02/15/18	315,000	340,200
DISH DBS 4.625%, 07/15/17	315,000	322,481
4.250%, 04/01/18	200,000	204,000
DreamWorks Animation SKG 6.875%, 08/15/20 (A)	85,000	90,525
Entercom Radio 10.500%, 12/01/19	215,000	225,750
Family Tree Escrow 5.250%, 03/01/20 (A)	285,000	296,044
FTI Consulting 6.000%, 11/15/22	145,000	152,613
Gibraltar Industries 6.250%, 02/01/21	205,000	208,075
Goodyear Tire & Rubber 7.000%, 05/15/22	115,000	124,200
Hertz 7.500%, 10/15/18	235,000	238,939
6.750%, 04/15/19	200,000	203,546
Hilton Worldwide Finance 5.625%, 10/15/21	350,000	364,542
International Game Technology 7.500%, 06/15/19	215,000	236,769
International Lease Finance 6.250%, 05/15/19	25,000	27,125
Isle of Capri Casinos 8.875%, 06/15/20	215,000	226,019
KB Home 9.100%, 09/15/17	285,000	306,375
L Brands 7.000%, 05/01/20	135,000	155,925
6.900%, 07/15/17	300,000	319,500
Lamar Media 5.875%, 02/01/22	215,000	225,213
Lennar 4.750%, 12/15/17	300,000	310,057
Levi Strauss 6.875%, 05/01/22	235,000	252,038
Live Nation Entertainment 7.000%, 09/01/20 (A)	380,000	398,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
MGM Resorts International 11.375%, 03/01/18	$300,000	$345,000
7.625%, 01/15/17	425,000	440,937
Michaels Stores 5.875%, 12/15/20 (A)	300,000	314,250
NBTY 9.000%, 10/01/18	235,000	240,191
7.625%, 05/15/21 (A)	70,000	71,575
NCL 5.250%, 11/15/19 (A)	235,000	241,463
4.625%, 11/15/20 (A)	475,000	482,719
NES Rentals Holdings 7.875%, 05/01/18 (A)	245,000	233,975
Nexstar Broadcasting 6.875%, 11/15/20	319,000	334,152
Nielsen Finance 5.000%, 04/15/22 (A)	100,000	102,000
4.500%, 10/01/20	430,000	441,825
Numericable-SFR SAS 4.875%, 05/15/19 (A)	335,000	347,395
Outfront Media Capital 5.250%, 02/15/22	195,000	201,337
Party City Holdings 6.125%, 08/15/23 (A)	70,000	73,171
Pinnacle Entertainment 8.750%, 05/15/20	300,000	309,450
PulteGroup 4.250%, 03/01/21	75,000	76,313
Regal Entertainment Group 5.750%, 03/15/22	170,000	177,012
Serta Simmons Bedding 8.125%, 10/01/20 (A)	375,000	394,688
Service International 5.375%, 01/15/22	230,000	240,925
Sinclair Television Group 6.125%, 10/01/22	60,000	64,050
Sirius XM Radio 5.875%, 10/01/20 (A)	265,000	274,938
5.750%, 08/01/21 (A)	225,000	235,969
Six Flags Entertainment 5.250%, 01/15/21(A)	265,000	274,275
Station Casinos 7.500%, 03/01/21	260,000	275,503
Tenneco 6.875%, 12/15/20	220,000	228,525
United Rentals North America 7.625%, 04/15/22	390,000	416,325
7.375%, 05/15/20	275,000	286,000

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Univision Communications 8.500%, 05/15/21 (A)	$200,000	$208,750
6.750%, 09/15/22 (A)	460,000	487,600
Viking Cruises 8.500%, 10/15/22 (A)	225,000	211,500
William Carter 5.250%, 08/15/21	270,000	281,340
William Lyon Homes 8.500%, 11/15/20	300,000	311,250
WMG Acquisition 6.000%, 01/15/21 (A)	200,000	205,500
Wolverine World Wide 6.125%, 10/15/20	185,000	192,169

		20,269,155

CONSUMER STAPLES — 3.9%
Aramark Services 5.750%, 03/15/20	370,000	382,025
B&G Foods 4.625%, 06/01/21	90,000	91,462
DS Services of America 10.000%, 09/01/21 (A)	215,000	244,025
JBS Investments GmbH 7.750%, 10/28/20 (A)	205,000	210,638
JBS USA 8.250%, 02/01/20 (A)	360,000	375,300
Landry’s 9.375%, 05/01/20 (A)	385,000	404,731
Pinnacle Foods Finance 4.875%, 05/01/21	15,000	15,300
Post Holdings 6.750%, 12/01/21 (A)	160,000	167,701
Rite Aid 6.750%, 06/15/21	260,000	274,300
Smithfield Foods 5.250%, 08/01/18 (A)	225,000	228,656
Spectrum Brands 6.375%, 11/15/20	400,000	422,108
US Foods 8.500%, 06/30/19	235,000	241,169

		3,057,415

ENERGY — 5.8%
Alta Mesa Holdings 9.625%, 10/15/18	150,000	52,500
Antero Resources 6.000%, 12/01/20	120,000	120,251
Blue Racer Midstream 6.125%, 11/15/22 (A)	90,000	79,650

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Carrizo Oil & Gas 7.500%, 09/15/20	$125,000	$125,625
Chesapeake Energy 6.500%, 08/15/17	110,000	94,050
Concho Resources 7.000%, 01/15/21	95,000	98,562
Continental Resources 5.000%, 09/15/22	115,000	107,381
Denbury Resources 6.375%, 08/15/21	90,000	58,500
Energy Transfer Equity 7.500%, 10/15/20	155,000	156,163
EP Energy 9.375%, 05/01/20	360,000	234,677
Gulfport Energy 7.750%, 11/01/20	155,000	156,550
Halcon Resources 9.750%, 07/15/20	260,000	57,200
8.625%, 02/01/20 (A)	95,000	78,850
Hilcorp Energy I 7.625%, 04/15/21 (A)	225,000	229,500
Laredo Petroleum 7.375%, 05/01/22	145,000	142,100
Light Tower Rentals 8.125%, 08/01/19 (A)	55,000	32,175
MEG Energy 6.500%, 03/15/21 (A)	215,000	168,775
Nabors Industries 6.150%, 02/15/18	75,000	76,526
Northern Oil and Gas 8.000%, 06/01/20	325,000	263,250
Oasis Petroleum 7.250%, 02/01/19	175,000	166,250
Precision Drilling 6.625%, 11/15/20	55,000	49,019
Pride International 6.875%, 08/15/20	170,000	158,525
Rowan 7.875%, 08/01/19	115,000	116,847
Sabine Oil & Gas 9.750%, 02/15/17	495,000	4,950
Sanchez Energy 7.750%, 06/15/21	70,000	57,575
SM Energy 6.125%, 11/15/22	165,000	149,325
Southwestern Energy 7.500%, 02/01/18	45,000	44,213
4.100%, 03/15/22	120,000	97,050

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Sunoco 5.500%, 08/01/20 (A)	$265,000	$265,000
Targa Resources Partners 6.875%, 02/01/21	75,000	76,688
6.375%, 08/01/22	75,000	75,750
4.125%, 11/15/19	350,000	339,500
Tesoro Logistics 5.500%, 10/15/19	100,000	102,000
Weatherford International 9.625%, 03/01/19	80,000	84,000
4.500%, 04/15/22	100,000	87,910
Whiting Petroleum 6.500%, 10/01/18	90,000	78,975
5.750%, 03/15/21	85,000	70,762
5.000%, 03/15/19	165,000	146,025
WPX Energy 6.000%, 01/15/22	50,000	45,000

		4,547,649

FINANCIAL SERVICES — 12.2%
AerCap Ireland Capital 2.750%, 05/15/17	465,000	465,000
Aircastle 6.750%, 04/15/17	410,000	423,407
4.625%, 12/15/18	260,000	269,100
Alliance Data Systems 5.250%, 12/01/17 (A)	250,000	253,125
Ally Financial 8.000%, 03/15/20	115,000	130,381
6.250%, 12/01/17	150,000	156,188
4.750%, 09/10/18	350,000	358,750
2.750%, 01/30/17	500,000	499,375
American Equity Investment Life Holding 6.625%, 07/15/21	275,000	281,201
CIT Group 5.500%, 02/15/19 (A)	275,000	288,062
5.250%, 03/15/18	275,000	283,594
5.000%, 05/15/17	475,000	484,797
DuPont Fabros Technology 5.875%, 09/15/21	165,000	173,250
Equinix 4.875%, 04/01/20	278,000	289,398
Fiat Chrysler Automobiles 4.500%, 04/15/20	260,000	265,720
GLP Capital 4.375%, 11/01/18	110,000	113,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
HRG Group 7.875%, 07/15/19	$330,000	$348,150
Hub Holdings 8.125%, 07/15/19 (A)	120,000	111,600
Icahn Enterprises 4.875%, 03/15/19	360,000	357,300
3.500%, 03/15/17	420,000	418,950
International Lease Finance 8.750%, 03/15/17	240,000	252,720
3.875%, 04/15/18	330,000	334,950
Iron Mountain 6.000%, 10/01/20 (A)	165,000	174,487
iStar 6.500%, 07/01/21	85,000	83,725
MPT Operating Partnership 6.375%, 02/15/22	125,000	131,250
Nationstar Mortgage 9.625%, 05/01/19	320,000	333,600
Navient MTN 8.450%, 06/15/18	110,000	117,700
6.000%, 01/25/17	285,000	289,631
4.625%, 09/25/17	205,000	208,844
NewStar Financial 7.250%, 05/01/20	280,000	260,400
OneMain Financial Holdings 6.750%, 12/15/19 (A)	315,000	322,087
Realogy Group 5.250%, 12/01/21 (A)	155,000	161,975
3.375%, 05/01/16 (A)	240,000	240,000
Springleaf Finance MTN 6.900%, 12/15/17	490,000	510,213
5.750%, 09/15/16	257,000	258,900

		9,651,130

HEALTH CARE — 10.7%
Acadia Healthcare 6.125%, 03/15/21	200,000	208,000
Alere 7.250%, 07/01/18	380,000	388,550
6.500%, 06/15/20	125,000	123,750
Centene 5.750%, 06/01/17	135,000	139,050
5.625%, 02/15/21 (A)	225,000	236,812
CHS 8.000%, 11/15/19	325,000	327,031
5.125%, 08/15/18	469,000	474,862
Convatec Healthcare 10.500%, 12/15/18 (A)	300,000	307,500

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
DaVita HealthCare Partners 5.750%, 08/15/22	$250,000	$261,875
Endo Finance 7.750%, 01/15/22 (A)	180,000	186,300
Fresenius Medical Care US Finance 6.875%, 07/15/17	250,000	263,125
Fresenius Medical Care US Finance II 5.625%, 07/31/19 (A)	135,000	146,981
HCA 8.000%, 10/01/18	410,000	463,813
6.500%, 02/15/20	430,000	476,225
Health Net 6.375%, 06/01/17	365,000	377,775
HealthSouth 7.750%, 09/15/22	195,000	202,800
IASIS Healthcare 8.375%, 05/15/19	255,000	243,525
Kinetic Concepts 10.500%, 11/01/18	275,000	277,929
LifePoint Health 5.500%, 12/01/21	75,000	78,000
Mallinckrodt International Finance 4.875%, 04/15/20 (A)	245,000	235,200
Prospect Medical Holdings 8.375%, 05/01/19 (A)	430,000	443,438
Sabra Health Care 5.500%, 02/01/21	300,000	303,000
Tenet Healthcare 8.000%, 08/01/20	425,000	437,750
6.250%, 11/01/18	325,000	347,750
4.134%, 06/15/20 (A) (B)	230,000	230,288
Valeant Pharmaceuticals International 7.500%, 07/15/21 (A)	250,000	228,750
6.750%, 08/15/18 (A)	300,000	289,500
6.375%, 10/15/20 (A)	260,000	235,625
WellCare Health Plans 5.750%, 11/15/20	475,000	494,594

		8,429,798

MATERIALS & PROCESSING — 10.1%
AK Steel 8.750%, 12/01/18	125,000	129,062
Aleris International 9.500%, 04/01/21 (A)	260,000	271,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
ArcelorMittal 6.500%, 03/01/21	$145,000	$148,262
6.250%, 08/05/20	270,000	276,750
5.500%, 02/25/17	274,000	282,905
Ardagh Packaging Finance 3.634%, 12/15/19 (A) (B)	370,000	373,654
Ashland 3.875%, 04/15/18	225,000	231,187
Ball 4.375%, 12/15/20	285,000	296,400
Blue Cube Spinco 9.750%, 10/15/23 (A)	100,000	114,125
BlueScope Steel Finance 7.125%, 05/01/18 (A)	345,000	354,487
6.500%, 05/15/21 (A)	85,000	86,700
Boise Cascade 6.375%, 11/01/20	155,000	154,806
Celanese US Holdings 5.875%, 06/15/21	95,000	102,362
Commercial Metals 6.500%, 07/15/17	325,000	336,375
Coveris Holding 10.000%, 06/01/18 (A)	305,000	304,237
Freeport-McMoRan 2.300%, 11/14/17	110,000	106,425
Global Brass & Copper 9.500%, 06/01/19	250,000	263,125
Graphic Packaging International 4.750%, 04/15/21	195,000	203,531
Hexion 6.625%, 04/15/20	125,000	104,688
Huntsman International 4.875%, 11/15/20	75,000	75,563
INEOS Group Holdings 6.125%, 08/15/18 (A)	430,000	435,375
Kaiser Aluminum 8.250%, 06/01/20	280,000	291,200
Lafarge 6.500%, 07/15/16	265,000	267,799
Millar Western Forest Products 8.500%, 04/01/21	485,000	235,225
Novelis 8.375%, 12/15/17	205,000	208,844
OMNOVA Solutions 7.875%, 11/01/18	270,000	270,675
Perstorp Holding 8.750%, 05/15/17 (A)	260,000	259,350

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Reynolds Group Issuer 9.875%, 08/15/19	$150,000	$155,063
7.125%, 04/15/19	315,000	320,906
5.750%, 10/15/20	280,000	290,500
Sappi Papier Holding GmbH 7.750%, 07/15/17 (A)	460,000	481,850
Sealed Air 6.500%, 12/01/20 (A)	150,000	170,063
Standard Industries 5.125%, 02/15/21 (A)	265,000	275,600
Steel Dynamics 6.375%, 08/15/22	75,000	78,938

		7,957,732

PRODUCER DURABLES — 12.0%
Air Canada 8.750%, 04/01/20 (A)	205,000	219,862
6.750%, 10/01/19 (A)	695,000	727,144
American Airlines Group 6.125%, 06/01/18	325,000	337,643
American Axle & Manufacturing 6.625%, 10/15/22	160,000	169,200
5.125%, 02/15/19	325,000	333,937
Aviation Capital Group 3.875%, 09/27/16 (A)	400,000	402,520
Casella Waste Systems 7.750%, 02/15/19	375,000	382,031
CNH Capital 3.250%, 02/01/17	275,000	275,344
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	212,207	216,451
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	215,000	225,750
Covanta Holding 7.250%, 12/01/20	600,000	622,500
Dana Holding 6.750%, 02/15/21	215,000	222,525
HD Supply 7.500%, 07/15/20	350,000	371,438
JB Poindexter 9.000%, 04/01/22 (A)	230,000	242,075
Koppers 7.875%, 12/01/19	215,000	218,494
Louisiana-Pacific 7.500%, 06/01/20	300,000	312,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Meccanica Holdings USA 6.250%, 07/15/19 (A)	$140,000	$152,950
MPG Holdco I 7.375%, 10/15/22	240,000	240,000
Nortek 8.500%, 04/15/21	390,000	405,600
Park-Ohio Industries 8.125%, 04/01/21	260,000	266,500
Schaeffler Holding Finance BV 6.875%, 08/15/18 (A)	403,000	415,090
Spirit AeroSystems 6.750%, 12/15/20	205,000	212,431
SPL Logistics Escrow 8.875%, 08/01/20 (A)	315,000	258,300
Toll Brothers Finance 6.750%, 11/01/19	150,000	169,125
TransDigm 7.500%, 07/15/21	250,000	261,375
Tutor Perini 7.625%, 11/01/18	325,000	322,562
United Continental Holdings 6.375%, 06/01/18	250,000	263,375
Waterjet Holdings 7.625%, 02/01/20 (A)	235,000	234,706
Xerium Technologies 8.875%, 06/15/18	330,000	291,225
XPO Logistics 7.875%, 09/01/19 (A)	375,000	392,344
ZF North America Capital 4.000%, 04/29/20 (A)	285,000	297,825

		9,462,322

TECHNOLOGY — 4.9%
Anixter 5.625%, 05/01/19	165,000	174,900
CDW 6.000%, 08/15/22	170,000	182,007
Change Healthcare Holdings 11.000%, 12/31/19	515,000	548,153
Dell 5.650%, 04/15/18	100,000	104,875
First Data 6.750%, 11/01/20 (A)	550,000	577,500
Flextronics International 4.625%, 02/15/20	115,000	120,045
Freescale Semiconductor 6.000%, 01/15/22 (A)	460,000	487,600
IMS Health 6.000%, 11/01/20 (A)	250,000	256,250

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Infor US 5.750%, 08/15/20 (A)	$185,000	$194,944
j2 Global 8.000%, 08/01/20	285,000	297,469
NCR 4.625%, 02/15/21	120,000	118,800
NXP BV 5.750%, 02/15/21 (A)	200,000	209,500
3.750%, 06/01/18 (A)	315,000	322,481
Zebra Technologies 7.250%, 10/15/22	235,000	254,411

		3,848,935

UTILITIES — 11.9%
AES 3.635%, 06/01/19 (B)	405,000	397,406
Altice Financing 7.875%, 12/15/19 (A)	200,000	208,340
6.500%, 01/15/22 (A)	200,000	202,000
Altice Finco 9.875%, 12/15/20 (A)	235,000	255,269
Calpine 7.875%, 01/15/23 (A)	159,000	169,733
CenturyLink 6.000%, 04/01/17	305,000	311,896
5.150%, 06/15/17	125,000	128,125
Cincinnati Bell 8.375%, 10/15/20	520,000	533,000
CommScope 4.375%, 06/15/20 (A)	575,000	593,688
CPI International 8.750%, 02/15/18	160,000	156,800
CyrusOne 6.375%, 11/15/22	130,000	137,231
Dynegy 6.750%, 11/01/19	170,000	171,445
EarthLink Holdings 7.375%, 06/01/20	220,000	229,900
Frontier Communications 8.875%, 09/15/20 (A)	225,000	238,219
8.250%, 04/15/17	250,000	262,720
8.125%, 10/01/18	285,000	307,087
Intelsat Jackson Holdings 7.250%, 04/01/19	296,000	242,720
Level 3 Financing 5.375%, 08/15/22	150,000	153,375
4.101%, 01/15/18 (B)	330,000	332,719

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
NRG Energy 8.250%, 09/01/20	$420,000	$434,700
Qualitytech 5.875%, 08/01/22	150,000	153,750
SBA Communications 4.875%, 07/15/22	75,000	75,516
SBA Telecommunications 5.750%, 07/15/20	225,000	232,313
SoftBank Group 4.500%, 04/15/20 (A)	220,000	222,354
Sprint Communications 9.125%, 03/01/17	270,000	278,437
8.375%, 08/15/17	390,000	397,800
6.000%, 12/01/16	440,000	442,200
Telesat Canada 6.000%, 05/15/17 (A)	500,000	499,400
T-Mobile USA 6.542%, 04/28/20	455,000	469,219
6.464%, 04/28/19	320,000	326,400
Virgin Media Secured Finance 5.375%, 04/15/21 (A)	206,100	215,374
Wind Acquisition Finance 4.750%, 07/15/20 (A)	390,000	372,255
Windstream 7.750%, 10/15/20	115,000	104,016
Zayo Group 10.125%, 07/01/20	120,000	127,950

		9,383,357

Total Corporate Obligations (Cost $78,484,021)		76,607,493

Total Investments — 97.2% (Cost $78,484,021)		$76,607,493

Percentages are based upon Net Assets of $78,803,470.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2016.

MTN – Medium Term Note

As of April 30, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 96.1%
	Face Amount	Value

CONSUMER DISCRETIONARY — 22.5%
1011778 BC ULC 6.000%, 04/01/22 (A)	$5,000	$5,162
ACCO Brands 6.750%, 04/30/20	25,000	26,500
Activision Blizzard 5.625%, 09/15/21 (A)	10,000	10,525
Ahern Rentals 7.375%, 05/15/23 (A)	20,000	15,250
Albea Beauty Holdings 8.375%, 11/01/19 (A)	20,000	21,000
AMC Networks 5.000%, 04/01/24	5,000	5,006
Avis Budget Car Rental 5.250%, 03/15/25 (A)	10,000	9,175
Beacon Roofing Supply 6.375%, 10/01/23	10,000	10,625
Boyd Gaming 6.875%, 05/15/23	10,000	10,375
6.375%, 04/01/26 (A)	5,000	5,112
Brunswick 4.625%, 05/15/21 (A)	5,000	5,050
Caleres 6.250%, 08/15/23	10,000	10,200
Carmike Cinemas 6.000%, 06/15/23 (A)	10,000	10,575
Carrols Restaurant Group 8.000%, 05/01/22	10,000	10,775
CCO Holdings 5.875%, 05/01/27 (A)	15,000	15,487
5.500%, 05/01/26 (A)	10,000	10,200
5.375%, 05/01/25 (A)	5,000	5,119
CCO Safari II 6.484%, 10/23/45 (A)	5,000	5,907
CCOH Safari 5.750%, 02/15/26 (A)	10,000	10,325
CEB 5.625%, 06/15/23 (A)	10,000	10,025

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
CEC Entertainment 8.000%, 02/15/22	$15,000	$13,500
Clean Harbors 5.250%, 08/01/20	10,000	10,287
Clear Channel Worldwide Holdings 6.500%, 11/15/22	10,000	10,050
CSC Holdings 5.250%, 06/01/24	32,000	29,120
DISH DBS 7.875%, 09/01/19	10,000	11,025
6.750%, 06/01/21	10,000	10,302
Dollar Tree 5.750%, 03/01/23 (A)	10,000	10,678
DreamWorks Animation SKG 6.875%, 08/15/20 (A)	5,000	5,325
FTI Consulting 6.000%, 11/15/22	12,000	12,630
Goodyear Tire & Rubber 5.125%, 11/15/23	5,000	5,162
Hilton Worldwide Finance 5.625%, 10/15/21	5,000	5,208
Interval Acquisition 5.625%, 04/15/23 (A)	15,000	15,300
Isle of Capri Casinos 5.875%, 03/15/21	15,000	15,637
Lear 5.375%, 03/15/24	10,000	10,625
Levi Strauss 5.000%, 05/01/25	10,000	10,125
Live Nation Entertainment 5.375%, 06/15/22 (A)	15,000	15,488
MasTec 4.875%, 03/15/23	15,000	13,800
Mediacom 7.250%, 02/15/22	10,000	10,475
Men’s Wearhouse 7.000%, 07/01/22	15,000	13,125
Meritor 6.750%, 06/15/21	15,000	14,175
MGM Resorts International 10.000%, 11/01/16	10,000	10,413
7.750%, 03/15/22	5,000	5,587
6.625%, 12/15/21	5,000	5,325
NBTY 9.000%, 10/01/18	25,000	25,552
7.625%, 05/15/21 (A)	5,000	5,112
NCL 5.250%, 11/15/19 (A)	15,000	15,413

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Neiman Marcus Group 8.750%, 10/15/21 (A)	$15,000	$12,450
NES Rentals Holdings 7.875%, 05/01/18 (A)	15,000	14,325
Nielsen Finance 5.000%, 04/15/22 (A)	10,000	10,200
Numericable-SFR SAS 6.000%, 05/15/22 (A)	15,000	15,019
Oshkosh 5.375%, 03/01/25	10,000	10,300
Outfront Media Capital 5.875%, 03/15/25	10,000	10,450
Party City Holdings 6.125%, 08/15/23 (A)	10,000	10,453
Pinnacle Entertainment 5.625%, 05/01/24 (A)	5,000	4,994
Prime Security Services Borrower 9.250%, 05/15/23 (A)	5,000	5,187
rue21 inc 9.000%, 10/15/21 (A)	20,000	12,000
Sabre GLBL 5.375%, 04/15/23 (A)	10,000	10,175
5.250%, 11/15/23 (A)	5,000	5,063
Sally Holdings 5.625%, 12/01/25	5,000	5,337
Scientific Games International 10.000%, 12/01/22	10,000	8,265
7.000%, 01/01/22 (A)	5,000	5,097
6.625%, 05/15/21	5,000	3,163
Sensata Technologies UK Financing 6.250%, 02/15/26 (A)	5,000	5,338
Serta Simmons Bedding 8.125%, 10/01/20 (A)	15,000	15,788
Service International 5.375%, 05/15/24	10,000	10,650
Sirius XM Radio 6.000%, 07/15/24 (A)	25,000	26,378
Sonic Automotive 7.000%, 07/15/22	20,000	21,100
5.000%, 05/15/23	5,000	4,975
Station Casinos 7.500%, 03/01/21	20,000	21,193
Sun Products 7.750%, 03/15/21 (A)	15,000	14,138
TMS International 7.625%, 10/15/21 (A)	20,000	14,000
Toll Brothers Finance 4.875%, 11/15/25	5,000	5,038

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Tops Holding 8.000%, 06/15/22 (A)	$5,000	$4,475
Townsquare Media 6.500%, 04/01/23 (A)	20,000	19,350
TransDigm 6.500%, 05/15/25	10,000	10,050
United Rentals 5.875%, 09/15/26	5,000	5,000
United Rentals North America 8.250%, 02/01/21	5,000	5,212
5.500%, 07/15/25	12,000	11,934
Univision Communications 8.500%, 05/15/21 (A)	15,000	15,656
5.125%, 02/15/25 (A)	5,000	4,944
USG 5.875%, 11/01/21 (A)	10,000	10,525
Viking Cruises 6.250%, 05/15/25 (A)	15,000	12,000
WESCO Distribution 5.375%, 12/15/21	10,000	10,150
William Lyon Homes 7.000%, 08/15/22	10,000	9,750
WMG Acquisition 6.750%, 04/15/22 (A)	10,000	9,900

		931,854

CONSUMER STAPLES — 3.6%
Constellation Brands 4.250%, 05/01/23	25,000	26,125
Cott Beverages 6.750%, 01/01/20	10,000	10,475
Hearthside Group Holdings 6.500%, 05/01/22 (A)	20,000	17,000
JBS USA 5.750%, 06/15/25 (A)	15,000	13,800
Landry’s 9.375%, 05/01/20 (A)	12,000	12,615
Pinnacle Foods Finance 5.875%, 01/15/24 (A)	5,000	5,287
Post Holdings 8.000%, 07/15/25 (A)	10,000	11,088
6.750%, 12/01/21 (A)	10,000	10,481
Rite Aid 6.750%, 06/15/21	5,000	5,275
Ruby Tuesday 7.625%, 05/15/20	25,000	24,125
Spectrum Brands 5.750%, 07/15/25	5,000	5,303

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
TreeHouse Foods 6.000%, 02/15/24 (A)	$5,000	$5,319

		146,893

ENERGY — 8.4%
Alta Mesa Holdings 9.625%, 10/15/18	10,000	3,500
Antero Resources 5.625%, 06/01/23	20,000	19,400
Approach Resources 7.000%, 06/15/21	15,000	7,350
Basic Energy Services 7.750%, 02/15/19	5,000	1,550
Blue Racer Midstream 6.125%, 11/15/22 (A)	15,000	13,275
Bonanza Creek Energy 6.750%, 04/15/21	10,000	3,925
California Resources 8.000%, 12/15/22 (A)	10,000	6,875
5.500%, 09/15/21	5,000	2,050
Carrizo Oil & Gas 7.500%, 09/15/20	15,000	15,075
Chesapeake Energy 6.625%, 08/15/20	5,000	3,062
Comstock Resources 10.000%, 03/15/20 (A)	10,000	6,600
Concho Resources 7.000%, 01/15/21	5,000	5,187
5.500%, 04/01/23	5,000	5,038
Continental Resources 5.000%, 09/15/22	15,000	14,006
Crestwood Midstream Partners 6.250%, 04/01/23 (A)	5,000	4,563
6.125%, 03/01/22	5,000	4,562
6.000%, 12/15/20	5,000	4,737
Endeavor Energy Resources 8.125%, 09/15/23 (A)	5,000	4,925
Energy XXI Gulf Coast 11.000%, 03/15/20 (A)	10,000	3,500
EP Energy 9.375%, 05/01/20	10,000	6,519
6.375%, 06/15/23	10,000	5,750
EXCO Resources 8.500%, 04/15/22	5,000	1,150
Gulfport Energy 6.625%, 05/01/23	5,000	4,850
Halcon Resources 8.875%, 05/15/21	15,000	3,225
8.625%, 02/01/20 (A)	10,000	8,300

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Hilcorp Energy I 7.625%, 04/15/21 (A)	$10,000	$10,200
5.000%, 12/01/24 (A)	15,000	13,950
Laredo Petroleum 7.375%, 05/01/22	20,000	19,600
6.250%, 03/15/23	5,000	4,663
Light Tower Rentals 8.125%, 08/01/19 (A)	10,000	5,850
Matador Resources 6.875%, 04/15/23	5,000	5,025
Newfield Exploration 5.625%, 07/01/24	5,000	5,088
5.375%, 01/01/26	10,000	9,900
Northern Oil and Gas 8.000%, 06/01/20	15,000	11,475
Oasis Petroleum 7.250%, 02/01/19	5,000	4,750
6.875%, 03/15/22	10,000	8,925
PDC Energy 7.750%, 10/15/22	5,000	5,175
QEP Resources 5.250%, 05/01/23	5,000	4,700
Range Resources 4.875%, 05/15/25	5,000	4,631
Regency Energy Partners 6.500%, 07/15/21	10,000	10,212
Rex Energy 1.000%, 10/01/20 (A)	10,000	1,450
SandRidge Energy 8.750%, 06/01/20 (A)	5,000	1,450
SM Energy 6.500%, 01/01/23	10,000	9,150
Targa Resources Partners 5.250%, 05/01/23	10,000	9,600
Tesoro Logistics 6.125%, 10/15/21	10,000	10,225
Vanguard Natural Resources 7.875%, 04/01/20	15,000	3,450
Weatherford International 4.500%, 04/15/22	10,000	8,791
Whiting Petroleum 5.000%, 03/15/19	10,000	8,850
WPX Energy 7.500%, 08/01/20	5,000	4,763
6.000%, 01/15/22	10,000	9,000

		349,847

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — 8.0%
Aircastle 5.125%, 03/15/21	$10,000	$10,575
Ally Financial 5.500%, 02/15/17	25,000	25,531
4.125%, 03/30/20	15,000	15,281
Argos Merger Sub 7.125%, 03/15/23 (A)	15,000	15,338
CIT Group 5.375%, 05/15/20	15,000	15,731
GEO Group 5.875%, 01/15/22	10,000	10,200
GLP Capital 5.375%, 04/15/26	5,000	5,213
HUB International 7.875%, 10/01/21 (A)	15,000	14,700
Icahn Enterprises 6.000%, 08/01/20	15,000	14,964
International Lease Finance 8.250%, 12/15/20	10,000	11,812
iStar 6.500%, 07/01/21	5,000	4,925
Kennedy-Wilson 5.875%, 04/01/24	30,000	29,325
Liberty Mutual Group 7.800%, 03/15/37 (A)	10,000	10,925
Nationstar Mortgage 6.500%, 07/01/21	10,000	9,263
NewStar Financial 7.250%, 05/01/20	10,000	9,300
OneMain Financial Holdings 7.250%, 12/15/21 (A)	25,000	26,000
Oppenheimer Holdings 8.750%, 04/15/18	25,000	25,375
Quicken Loans 5.750%, 05/01/25 (A)	15,000	14,100
Realogy Group 5.250%, 12/01/21 (A)	10,000	10,450
Royal Bank of Scotland Group 6.125%, 12/15/22	15,000	16,038
Springleaf Finance 6.900%, 12/15/17	5,000	5,206
5.250%, 12/15/19	17,000	16,129
USI 7.750%, 01/15/21 (A)	10,000	10,000
Wayne Merger Sub 8.250%, 08/01/23 (A)	5,000	4,975

		331,356

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — 9.8%
Acadia Healthcare 6.500%, 03/01/24 (A)	$5,000	$5,275
5.125%, 07/01/22	15,000	15,206
Amsurg 5.625%, 11/30/20	10,000	10,250
Centene 6.125%, 02/15/24 (A)	5,000	5,275
CHS 6.875%, 02/01/22	15,000	13,575
Concordia Healthcare 9.500%, 10/21/22 (A)	5,000	5,072
7.000%, 04/15/23 (A)	20,000	18,550
ConvaTec Finance International 8.250%, 01/15/19 (A)	15,000	15,037
DaVita HealthCare Partners 5.000%, 05/01/25	10,000	10,000
DJO Finance 10.750%, 04/15/20 (A)	20,000	16,025
DPx Holdings BV 7.500%, 02/01/22 (A)	20,000	20,250
Endo 6.000%, 07/15/23 (A)	10,000	9,812
ExamWorks Group 5.625%, 04/15/23	10,000	10,725
Fresenius Medical Care US Finance II 5.875%, 01/31/22 (A)	10,000	11,000
HCA 7.500%, 02/15/22	25,000	28,312
5.875%, 02/15/26	5,000	5,187
5.250%, 06/15/26	5,000	5,194
5.000%, 03/15/24	25,000	25,875
HealthSouth 5.750%, 09/15/25	10,000	10,345
Hill-Rom Holdings 5.750%, 09/01/23 (A)	10,000	10,363
IASIS Healthcare 8.375%, 05/15/19	10,000	9,550
Immucor 11.125%, 08/15/19	5,000	4,450
Kindred Healthcare 8.750%, 01/15/23	20,000	19,875
LifePoint Health 5.875%, 12/01/23	5,000	5,238
5.500%, 12/01/21	15,000	15,600
Mallinckrodt International Finance 5.500%, 04/15/25 (A)	10,000	9,025

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
Quintiles Transnational 4.875%, 05/15/23 (A)	$10,000	$10,238
RegionalCare Hospital Partners Holdings 8.250%, 05/01/23 (A)	5,000	5,200
Select Medical 6.375%, 06/01/21	12,000	11,385
Team Health 7.250%, 12/15/23 (A)	10,000	10,619
Tenet Healthcare 8.125%, 04/01/22	15,000	15,563
6.750%, 06/15/23	10,000	9,875
Valeant Pharmaceuticals International 7.500%, 07/15/21 (A)	10,000	9,150
7.000%, 10/01/20 (A)	10,000	9,200
6.125%, 04/15/25 (A)	5,000	4,177
Vizient 10.375%, 03/01/24 (A)	5,000	5,400

		405,873

MATERIALS & PROCESSING — 10.6%
A Schulman 6.875%, 06/01/23 (A)	15,000	15,037
AK Steel 8.750%, 12/01/18	10,000	10,325
ArcelorMittal 8.000%, 10/15/39	10,000	9,300
7.250%, 02/25/22	10,000	10,519
6.500%, 03/01/21	10,000	10,225
Ashland 4.750%, 08/15/22	15,000	15,086
Ball 5.250%, 07/01/25	20,000	21,038
Berry Plastics 6.000%, 10/15/22 (A)	10,000	10,450
Blue Cube Spinco 9.750%, 10/15/23 (A)	35,000	39,944
BlueScope Steel Finance 7.125%, 05/01/18 (A)	6,000	6,165
Cascades 5.750%, 07/15/23 (A)	10,000	9,525
Coveris Holdings 7.875%, 11/01/19 (A)	30,000	28,800
FMG Resources August 2006 Pty 9.750%, 03/01/22 (A)	10,000	10,513
Freeport-McMoRan 5.450%, 03/15/43	5,000	3,750
3.550%, 03/01/22	20,000	16,700

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Hexion 6.625%, 04/15/20	$25,000	$20,937
INEOS Group Holdings 5.875%, 02/15/19 (A)	10,000	10,150
Kaiser Aluminum 5.875%, 05/15/24 (A)	5,000	5,118
Mustang Merger 8.500%, 08/15/21 (A)	10,000	10,450
Neenah Paper 5.250%, 05/15/21 (A)	25,000	25,000
Nufarm Australia 6.375%, 10/15/19 (A)	5,000	5,062
Optimas OE Solutions Holding 8.625%, 06/01/21 (A)	5,000	3,600
PQ 6.750%, 11/15/22 (A)	5,000	5,156
Qorvo 7.000%, 12/01/25 (A)	10,000	10,250
Reynolds Group Issuer 9.875%, 08/15/19	25,000	25,844
5.750%, 10/15/20	10,000	10,375
Scotts Miracle-Gro 6.000%, 10/15/23 (A)	5,000	5,288
Sealed Air 6.875%, 07/15/33 (A)	15,000	15,862
6.500%, 12/01/20 (A)	10,000	11,338
Silgan Holdings 5.000%, 04/01/20	15,000	15,356
Standard Industries 5.500%, 02/15/23 (A)	10,000	10,463
Steel Dynamics 5.250%, 04/15/23	10,000	10,150
Summit Materials 6.125%, 07/15/23	15,000	15,113
Teck Resources 4.750%, 01/15/22	10,000	8,300

		441,189

PRODUCER DURABLES — 14.4%
American Axle & Manufacturing 7.750%, 11/15/19	15,000	16,725
Amsted Industries 5.000%, 03/15/22 (A)	10,000	9,975
ATS Automation Tooling Systems 6.500%, 06/15/23 (A)	10,000	10,300
Builders FirstSource 10.750%, 08/15/23 (A)	10,000	10,550
CalAtlantic Group 8.375%, 01/15/21	15,000	17,662

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Casella Waste Systems 7.750%, 02/15/19	$55,000	$56,031
Century Communities 6.875%, 05/15/22	10,000	9,725
Covanta Holding 5.875%, 03/01/24	5,000	4,950
CPG Merger Sub 8.000%, 10/01/21 (A)	15,000	14,175
Dana Holding 5.500%, 12/15/24	10,000	9,725
Fiat Chrysler Automobiles 4.500%, 04/15/20	5,000	5,110
Flexi-Van Leasing 7.875%, 08/15/18 (A)	20,000	20,150
General Motors 6.250%, 10/02/43	20,000	22,539
GFL Environmental 9.875%, 02/01/21 (A)	10,000	10,550
Goodyear Tire & Rubber 6.500%, 03/01/21	15,000	15,797
H&E Equipment Services 7.000%, 09/01/22	15,000	15,150
Hardwoods Acquisition 7.500%, 08/01/21 (A)	30,000	23,700
HD Supply 7.500%, 07/15/20	15,000	15,919
Jaguar Land Rover Automotive 4.125%, 12/15/18 (A)	10,000	10,275
JB Poindexter 9.000%, 04/01/22 (A)	25,000	26,313
KB Home 7.500%, 09/15/22	12,000	12,251
LMI Aerospace 7.375%, 07/15/19	15,000	14,475
Manitowoc Foodservice 9.500%, 02/15/24 (A)	5,000	5,525
Martin Midstream Partners 7.250%, 02/15/21	10,000	9,150
MDC Partners 6.500%, 05/01/24 (A)	10,000	10,356
Moog 5.250%, 12/01/22 (A)	15,000	15,150
MPG Holdco I 7.375%, 10/15/22	15,000	15,000
NCI Building Systems 8.250%, 01/15/23 (A)	15,000	16,050
Newell Brands 5.000%, 11/15/23 (A)	10,000	10,400

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
OPE KAG Finance Sub 7.875%, 07/31/23 (A)	$5,000	$5,112
Park-Ohio Industries 8.125%, 04/01/21	25,000	25,625
StandardAero Aviation Holdings 10.000%, 07/15/23 (A)	15,000	14,700
Tempur Sealy International 6.875%, 12/15/20	10,000	10,538
Tenneco 5.375%, 12/15/24	10,000	10,425
Terex 6.000%, 05/15/21	7,000	6,930
TI Group Automotive Systems 8.750%, 07/15/23 (A)	10,000	9,800
TransDigm 5.500%, 10/15/20	5,000	5,075
TRI Pointe Holdings 4.375%, 06/15/19	10,000	10,025
US Concrete 8.500%, 12/01/18	15,000	15,600
Waterjet Holdings 7.625%, 02/01/20 (A)	10,000	9,987
Xerium Technologies 8.875%, 06/15/18	10,000	8,825
XPO Logistics 7.875%, 09/01/19 (A)	7,000	7,324
6.500%, 06/15/22 (A)	15,000	14,607
ZF North America Capital 4.000%, 04/29/20 (A)	10,000	10,450

		598,701

REAL ESTATE INVESTMENT TRUST — 1.1%
Communications Sales & Leasing 6.000%, 04/15/23 (A)	10,000	9,950
DuPont Fabros Technology 5.875%, 09/15/21	20,000	21,000
ESH Hospitality 5.250%, 05/01/25 (A)	10,000	9,863
RHP Hotel Properties 5.000%, 04/15/23	5,000	5,137

		45,950

TECHNOLOGY — 6.2%
Amkor Technology 6.625%, 06/01/21	20,000	19,425
Anixter 5.625%, 05/01/19	15,000	15,900
CDW 5.500%, 12/01/24	10,000	10,525
5.000%, 09/01/23	10,000	10,241

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Change Healthcare Holdings 6.000%, 02/15/21 (A)	$10,000	$10,100
Ensemble S Merger Sub 9.000%, 09/30/23 (A)	5,000	4,962
First Data 7.000%, 12/01/23 (A)	20,000	20,550
5.000%, 01/15/24 (A)	10,000	10,100
IMS Health 6.000%, 11/01/20 (A)	20,000	20,500
Infor US 6.500%, 05/15/22	5,000	4,615
Intelsat Jackson Holdings 7.500%, 04/01/21	5,000	3,563
j2 Global 8.000%, 08/01/20	10,000	10,437
Leidos 5.500%, 07/01/33	10,000	8,386
Micron Technology 7.500%, 09/15/23 (A)	10,000	10,350
5.500%, 02/01/25	15,000	12,150
Microsemi 9.125%, 04/15/23 (A)	10,000	11,000
Rackspace Hosting 6.500%, 01/15/24 (A)	10,000	9,888
Sensata Technologies 5.625%, 11/01/24 (A)	15,000	15,675
Western Digital 10.500%, 04/01/24 (A)	5,000	4,862
7.375%, 04/01/23 (A)	5,000	5,047
WEX 4.750%, 02/01/23 (A)	25,000	22,813
Zebra Technologies 7.250%, 10/15/22	15,000	16,239

		257,328

UTILITIES — 11.5%
Aegis Merger Sub 10.250%, 02/15/23 (A)	12,000	11,520
Altice 7.750%, 05/15/22 (A)	25,000	24,937
Altice Financing 6.625%, 02/15/23 (A)	10,000	9,888
Blue Coat Holdings 8.375%, 06/01/23 (A)	15,000	15,788
Calpine 7.875%, 01/15/23 (A)	3,000	3,202
5.500%, 02/01/24	20,000	20,200
5.375%, 01/15/23	5,000	5,044

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
CenturyLink 7.500%, 04/01/24	$5,000	$5,012
5.625%, 04/01/25	27,000	24,522
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	5,000	5,119
Cogent Communications Group 5.375%, 03/01/22 (A)	10,000	9,950
CommScope 5.500%, 06/15/24 (A)	10,000	10,031
CPI International 8.750%, 02/15/18	10,000	9,800
CyrusOne 6.375%, 11/15/22	10,000	10,556
DigitalGlobe 5.250%, 02/01/21 (A)	10,000	9,038
Dynegy 7.625%, 11/01/24	10,000	9,775
FirstEnergy 7.375%, 11/15/31	20,000	24,306
Frontier Communications 11.000%, 09/15/25 (A)	10,000	10,100
10.500%, 09/15/22 (A)	10,000	10,289
9.000%, 08/15/31	10,000	8,588
Intelsat Luxembourg 7.750%, 06/01/21	30,000	9,900
Level 3 Financing 5.375%, 05/01/25 (A)	25,000	25,400
Neptune Finco 10.875%, 10/15/25 (A)	10,000	11,125
NRG Energy 7.875%, 05/15/21	20,000	20,792
6.250%, 05/01/24	5,000	4,875
SBA Communications 5.625%, 10/01/19	7,000	7,263
4.875%, 07/15/22	15,000	15,103
Sprint 7.875%, 09/15/23	25,000	19,500
7.125%, 06/15/24	30,000	22,500
Sprint Capital 8.750%, 03/15/32	15,000	11,925
Talen Energy Supply 6.500%, 06/01/25	10,000	8,876
T-Mobile USA 6.625%, 04/01/23	35,000	37,406
West 5.375%, 07/15/22 (A)	25,000	22,625
Windstream 7.750%, 10/15/20	10,000	9,045
7.500%, 04/01/23	5,000	4,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2016 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value
UTILITIES — continued
Zayo Group 6.000%, 04/01/23	$10,000	$10,275

		478,325

Total Corporate Obligations (Cost $4,115,350)		3,987,316

COMMON STOCK — 0.2%
ENERGY — 0.1%
Comstock Resources*	1,104	899
EXCO Resources*	3,200	4,864

		5,763

PRODUCER DURABLES — 0.1%
Meritor*	365	3,102
Navistar International*	150	2,264

		5,366

Total Common Stock (Cost $21,159)		11,129

Total Investments — 96.3% (Cost $4,136,509)		$3,998,445

Percentages are based upon Net Assets of $4,149,941.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

The following is a summary of the inputs used as of April 30, 2016 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$—	$3,987,316	$—	$3,987,316
Common Stock	11,129	—	—	11,129

Total Investments in Securities	$11,129	$3,987,316	$—	$3,998,445

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:
	Long	Short	Net
Convertible Bonds	90.7%	0.0%	90.7%
Short-Term Investment	8.1	0.0	8.1
Preferred Stock	1.2	0.0	1.2
Financials	0.0	(0.7)	(0.7)
Materials	0.0	(1.0)	(1.0)
Industrials	0.0	(1.3)	(1.3)
Consumer Discretionary	0.0	(2.3)	(2.3)
Information Technology	0.0	(2.9)	(2.9)
Health Care	0.0	(6.1)	(6.1)

Total Investments			85.7

Other Assets and Liabilities, Net			14.3

			100.0%

†	Percentages are based on total investments. Purchased and written options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 86.9%
	Face Amount (1)		Value

CHINA — 26.9%
Cosmos Boom Investment 0.500%, 06/23/20		200,000	$187,750
Crotona Asset 4.000%, 04/14/19		200,000	203,500
Ctrip.com International 1.990%, 07/01/25 (A) (E)		175,000	195,234
E-House China Holdings 2.750%, 12/15/18 (A)		50,000	49,156
Hengan International Group 0.000%, 06/27/18 (B)	HKD	2,000,000	270,404
Kingsoft 1.250%, 04/11/19	HKD	2,000,000	250,422
Qihoo 360 Technology 2.500%, 09/15/18		200,000	198,750
SINA 1.000%, 12/01/18		150,000	147,281
SouFun Holdings 2.000%, 12/15/18		150,000	147,469
Vipshop Holdings 1.500%, 03/15/19 (E)		150,000	154,219
YY 2.250%, 04/01/19		150,000	147,750

			1,951,935

FRANCE — 0.1%
Neopost 3.375%, 12/29/49 (C)	EUR	6,701	5,546

GERMANY — 1.6%
Gabriel Finance 2.000%, 11/26/16	EUR	100,000	113,418

CONVERTIBLE BONDS — continued
	Face Amount (1)		Value

HONG KONG — 3.5%
Shine Power International 0.000%, 07/28/19 (B)	HKD	2,000,000	$252,034

INDIA — 2.5%
Larsen & Toubro 0.675%, 10/22/19		200,000	184,750

SOUTH KOREA — 2.6%
Hyundai Heavy Industries 0.000%, 06/29/20 (B)		200,000	188,000

UNITED ARAB EMIRATES — 2.5%
Aabar Investments PJSC MTN 0.500%, 03/27/20	EUR	200,000	178,629

UNITED KINGDOM — 1.7%
Premier Oil Finance Jersey MTN 2.500%, 07/27/18		200,000	126,000

UNITED STATES — 45.5%
Anacor Pharmaceuticals 2.000%, 04/15/23 (A)		23,000	26,393
Atlas Air Worldwide Holdings 2.250%, 06/01/22 (E)		250,000	210,313
Cobalt International Energy 2.625%, 12/01/19		100,000	50,313
CSG Systems International 4.250%, 03/15/36 (A) (E)		50,000	53,906
FireEye 1.000%, 06/01/35 (A) (E)		80,000	69,150
Fluidigm 2.750%, 02/01/34 (E)		200,000	124,875
HealthSouth 2.000%, 12/01/43 (E)		100,000	119,063
IAS Operating Partnership 5.000%, 03/15/18 (A)		150,000	144,375
Iconix Brand Group 1.500%, 03/15/18		100,000	75,188
Immunomedics 4.750%, 02/15/20 (E)		150,000	128,718
Inphi 1.125%, 12/01/20 (A) (E)		100,000	103,563
Insulet 2.000%, 06/15/19 (E)		150,000	148,031
Integra LifeSciences Holdings 1.625%, 12/15/16 (E)		150,000	203,343
InvenSense 1.750%, 11/01/18		65,000	60,572
iStar 3.000%, 11/15/16		80,000	82,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
APRIL 30, 2016 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount/ Shares	Value

UNITED STATES — continued
Jefferies Group 3.875%, 11/01/29	$200,000	$199,874
Knowles 3.250%, 11/01/21 (A)	90,000	90,000
M/I Homes Inc 3.000%, 03/01/18	200,000	195,125
Microchip Technology 1.625%, 02/15/25 (E)	150,000	155,531
Nuance Communications 2.750%, 11/01/31	200,000	199,750
PDL BioPharma 4.000%, 02/01/18	70,000	65,144
PTC Therapeutics 3.000%, 08/15/22 (A) (E)	100,000	45,313
ServiceSource International 1.500%, 08/01/18	250,000	215,625
Shutterfly 0.250%, 05/15/18 (E)	200,000	199,374
Starwood Property Trust 4.550%, 03/01/18	80,000	81,400
Stillwater Mining 1.750%, 10/15/32 (E)	150,000	174,281
Titan Machinery 3.750%, 05/01/19	100,000	82,500

		3,304,020

Total Convertible Bonds (Cost $6,514,840)		6,304,332

PREFERRED STOCK — 1.1%
UNITED STATES — 1.1%
Cowen Group Inc., 5.625%* (A) (E)	115	80,644

(Cost $115,000)		80,644

SHORT-TERM INVESTMENT — 7.8%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (D) (Cost $565,412)	565,412	565,412

Total Investments — 95.8% (Cost $7,195,252)		6,950,388

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (13.7)%
	Shares/ Contracts	Value

CHINA — (1.7)%
Ctrip.com International ADR*	(2,000)	$(87,220)
Vipshop Holdings ADR*	(3,000)	(40,920)

		(128,140)

UNITED STATES — (12.0)%
Anacor Pharmaceuticals*	(245)	(15,371)
Atlas Air Worldwide Holdings*	(2,200)	(87,868)
Cowen Group, Cl A*	(13,250)	(46,176)
CSG Systems International	(600)	(26,628)
FireEye*	(480)	(8,328)
Fluidigm*	(1,000)	(9,580)
HealthSouth	(1,975)	(81,884)
Immunomedics*	(19,600)	(69,581)
Inphi*	(1,745)	(51,774)
Insulet*	(1,765)	(58,775)
Integra LifeSciences Holdings*	(2,630)	(186,256)
Microchip Technology	(2,370)	(115,158)
PTC Therapeutics*	(1,065)	(7,902)
Shutterfly*	(750)	(34,485)
Stillwater Mining*	(5,600)	(68,320)

		(868,086)

Total Common Stock (Proceeds $1,059,590)		(996,226)

Total Securities Sold Short — (13.7)% (Proceeds $1,059,590)		$(996,226)

PURCHASED OPTIONS — 1.4%
UNITED STATES — 1.4%
CBOE Volatility Index, Call Option, Expires 07/16/16, $35.00*	280	17,920
CBOE Volatility Index, Call Option, Expires 07/16/16, $21.00*	280	77,000
S&P 500 Index, Call Option, Expires 06/18/16, $2,200.00*	4	400
S&P 500 Index, Put Option, Expires 06/18/16, $1,890.00*	8	7,920
SPDR Barclays High Yield Bond ETF, Put Option, Expires 06/18/16, $31.00*	40	120

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
APRIL 30, 2016 (Unaudited)

PURCHASED OPTIONS — continued
	Contracts	Value
UNITED STATES — continued
SPDR Barclays High Yield Bond ETF, Put Option, Expires 06/18/16, $33.00*	65	$585

Total Purchased Options (Cost $161,646)		$103,945

WRITTEN OPTIONS — (1.1)%
UNITED STATES — (1.1)%
CBOE Volatility Index, Call Option, Expires 07/16/16, $28.00*	(560)	(75,600)
S&P 500 Index, Put Option, Expires 06/18/16, $1,740.00*	(8)	(2,400)

Total Written Options (Premiums Received $109,833)		$(78,000)

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2016, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
US Bank	5/20/16	EUR	261,000	USD	295,703	$(3,333)
US Bank	5/20/16	HKD	6,023,000	USD	776,660	23

						$(3,310)

For the period ended April 30, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based upon Net Assets of $7,255,060.

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(B)	Zero coupon security.

(C)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2016.

(D)	The rate reported is the 7-day effective yield as of April 30, 2016.

(E)	All or portion of the shares have been committed as collateral for open short positions.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

EUR – Euro

HKD – Hong Kong Dollar

MTN – Medium Term Note

S&P – Standard & Poor’s

SPDR – Standard & Poor’s Depositary Rate

USD – United States Dollar

The following is a summary of the inputs used as of April 30, 2016 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$6,304,332	$—	$6,304,332
Preferred Stock	80,644	—	—	80,644
Short-Term Investment	565,412	—	—	565,412

Total Investments in Securities	$646,056	$6,304,332	$—	$6,950,388

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(996,226)	$—	$—	$(996,226)

Total Securities Sold Short	$(996,226)	$—	$—	$(996,226)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$103,945	$—	$—	$103,945
Written Options	(78,000)	—	—	(78,000)
Forwards Contracts*
Unrealized Appreciation	—	23	—	23
Unrealized Depreciation	—	(3,333)	—	(3,333)

Total Liabilities	$25,945	$(3,310)	$—	$22,635

*	Forward contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
APRIL 30, 2016 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 86.4%
	Face Amount(1)		Value

CHINA — 7.5%
Crotona Asset 4.000%, 04/14/19		200,000	$203,500
Ctrip.com International 1.000%, 07/01/20 (A)		120,000	131,100
Vipshop Holdings 1.500%, 03/15/19		125,000	128,516

			463,116

FRANCE — 5.7%
Air France-KLM 2.030%, 02/15/23	EUR	92,700	116,658
BIM SAS 2.500%, 11/13/20	EUR	90,080	114,918
Orpar 0.000%, 07/15/19 (B)	EUR	100,000	116,578

			348,154

HUNGARY — 2.1%
Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	EUR	100,000	128,017

ITALY — 4.2%
Beni Stabili SIIQ 2.625%, 04/17/19	EUR	100,000	133,502
Prysmian 1.250%, 03/08/18	EUR	100,000	127,445

			260,947

JAPAN — 11.2%
Asics 0.000%, 03/01/19 (B)	JPY	10,000,000	105,381
Iida Group Holdings 0.000%, 06/18/20 (B)	JPY	20,000,000	202,302
Musashi Seimitsu Industry 0.000%, 12/06/18 (B)	JPY	10,000,000	93,116
Nipro 0.000%, 01/29/21 (B)	JPY	10,000,000	97,274
Yamaguchi Financial Group 0.130%, 03/26/20 (C)		200,000	191,200

			689,273

CONVERTIBLE BONDS — continued
	Face Amount(1)		Value

JERSEY — 2.7%
British Land Jersey MTN 1.500%, 09/10/17	GBP	100,000	$164,453

MEXICO — 3.7%
America Movil 0.000%, 05/28/20 (B)	EUR	200,000	229,011

NETHERLANDS — 3.7%
NXP Semiconductors 1.000%, 12/01/19		200,000	226,500

NORWAY — 2.0%
Marine Harvest 0.125%, 11/05/20	EUR	100,000	122,670

SOUTH AFRICA — 1.9%
Steinhoff Finance Holdings GmbH 1.250%, 08/11/22	EUR	100,000	118,193

SPAIN — 2.2%
ACS Actividades Finance 2.625%, 10/22/18	EUR	100,000	133,674

SWEDEN — 2.9%
Industrivarden 1.875%, 02/27/17	EUR	150,000	177,942

SWITZERLAND — 2.9%
Schindler Holding 0.375%, 06/05/17	CHF	100,000	115,271
Swiss Life Holding 0.000%, 12/02/20 (B)	CHF	50,000	62,937

			178,208

UNITED ARAB EMIRATES — 1.4%
Aabar Investments PJSC MTN 0.500%, 03/27/20	EUR	100,000	89,314

UNITED KINGDOM — 4.7%
Helical Bar Jersey 4.000%, 06/17/19	GBP	100,000	148,599
Inmarsat PLC 1.750%, 11/16/17		100,000	138,650

			287,249

UNITED STATES — 27.6%
Anacor Pharmaceuticals 2.000%, 04/15/23 (A)		10,000	11,475
Array BioPharma 3.000%, 06/01/20		25,000	20,469
Bottomline Technologies de 1.500%, 12/01/17		110,000	114,125
Colony Capital 3.875%, 01/15/21		60,000	55,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
APRIL 30, 2016 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount	Value

UNITED STATES — continued
CSG Systems International 4.250%, 03/15/36 (A)	$35,000	$37,734
Electronics For Imaging 0.750%, 09/01/19	170,000	174,144
Empire State Realty OP 2.625%, 08/15/19 (A)	80,000	86,600
Griffon 4.000%, 01/15/17 (A)	50,000	58,125
Hologic 2.000%, 03/01/42	50,000	63,219
Immunomedics 4.750%, 02/15/20	25,000	21,452
Insulet 2.000%, 06/15/19	75,000	74,016
Integra LifeSciences Holdings 1.625%, 12/15/16	50,000	67,781
Intel 2.950%, 12/15/35	95,000	117,622
j2 Global 3.250%, 06/15/29	45,000	49,359
Novavax 3.750%, 02/01/23 (A)	15,000	15,188
Nuance Communications 1.000%, 12/15/35 (A)	110,000	99,413
NuVasive 2.750%, 07/01/17	65,000	86,288
Priceline Group 0.350%, 06/15/20	135,000	164,869
PTC Therapeutics 3.000%, 08/15/22 (A)	15,000	6,797
salesforce.com inc 0.250%, 04/01/18	85,000	107,206
ServiceNow 0.000%, 11/01/18 (B)	50,000	57,906
WebMD Health 2.500%, 01/31/18	70,000	80,063
Wright Medical Group 2.000%, 02/15/20	135,000	128,334

		1,697,385

Total Convertible Bonds (Cost $5,299,553)		5,314,106

PREFERRED STOCK — 3.7%
	Shares	Value

UNITED STATES — 3.7%
Crown Castle International, 4.500%*	1,100	$116,765
Frontier Communications, 11.125%*	700	73,010
Stericycle, 5.250%*	500	38,830

		228,605

Total Preferred Stock (Cost $228,094)		228,605

SHORT-TERM INVESTMENT — 0.1%
SEI Daily Income Trust, Government Fund, Cl A, 0.130% (D) (Cost $3,686)	3,686	3,686

Total Investments — 90.2% (Cost $5,531,333)		$5,546,397

Percentages are based upon Net Assets of $6,148,719.

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(B)	Zero coupon security.

(C)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2016.

(D)	The rate reported is the 7-day effective yield as of April 30, 2016.

Cl – Class

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

MTN – Medium Term Note

PLC – Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
APRIL 30, 2016 (Unaudited)

The following is a summary of the inputs used as of April 30, 2016 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$5,314,106	$—	$5,314,106
Preferred Stock	228,605	—	—	228,605
Short-Term Investment	3,686	—	—	3,686

Total Investments in Securities	$232,291	$5,314,106	$—	$5,546,397

For the period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2016 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood Dividend Growth Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Assets:
Investments, at Value (Cost $141,888,356, $54,539,463, $104,545,610 and $414,186,626, respectively)	$178,056,843	$62,280,924	$115,588,522	$466,098,462
Cash	52,885	—	—	—
Receivable for Investment Securities Sold	333,514	—	1,010,442	10,021,104
Dividends and Income Receivable	162,703	57,714	27,504	131,181
Receivable for Capital Shares Sold	55,207	—	37,593	282,899
Foreign Tax Reclaims Receivable	—	3,899	—	—
Prepaid Expenses	23,055	12,773	17,711	16,431

Total Assets	178,684,207	62,355,310	116,681,772	476,550,077

Liabilities:
Payable for Investment Securities Purchased	—	—	1,505,033	8,633,117
Payable for Capital Shares Redeemed	217,471	—	15,400	114,275
Payable due to Investment Adviser	90,464	38,692	70,495	289,095
Payable for Audit Fees	12,244	12,245	12,244	12,244
Payable due to Administrator	6,935	2,449	4,461	18,296
Payable for Custodian Fees	1,159	19	857	4,692
Payable due to Trustees	1,004	372	695	2,913
Payable for Distribution Fees — A Class Shares	388	—	—	—
Chief Compliance Officer Fees Payable	383	73	257	1,581
Payable for Pricing Fees	366	244	371	1,199
Payable for Shareholder Servicing Fees	—	—	10,548	115,345
Other Accrued Expenses	7,040	3,132	265	15,618

Total Liabilities	337,454	57,226	1,620,626	9,208,375

Net Assets	$178,346,753	$62,298,084	$115,061,146	$467,341,702

NET ASSETS CONSIST OF:
Paid-in Capital	$139,287,798	$54,347,280	$108,761,507	$428,922,487
Undistributed (Distributions in Excess of) Net Investment Income	571,459	267,599	123,882	(47,198)
Accumulated Net Realized Gain (Loss) on Investments	2,319,009	(58,256)	(4,867,155)	(13,445,423)
Net Unrealized Appreciation on Investments	36,168,487	7,741,461	11,042,912	51,911,836

Net Assets	$178,346,753	$62,298,084	$115,061,146	$467,341,702

Institutional Shares
Net Assets	$176,549,302	$62,298,084	$115,061,146	$467,341,702
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	16,180,903	5,969,377	8,847,309	32,889,307

Net Asset Value, Offering and Redemption Price Per Share	$10.91	$10.44	$13.01	$14.21

A Class Shares
Net Assets	$1,797,451	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	164,035	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$10.96	N/A	N/A	N/A

Maximum Offering Price Per Share	$11.54	N/A	N/A	N/A

	($10.96/95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2016 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Assets:
Investments, at Value (Cost $126,132,568, $33,950,248, $2,066,843,234 and $6,803,952, respectively)	$138,966,860	$30,730,194	$2,299,571,171	$6,789,250
Foreign Currency, at Value (Cost $0, $0, $0 and $284, respectively)	—	—	—	284
Receivable for Investment Securities Sold	1,579,036	256,385	—	—
Receivable for Capital Shares Sold	232,424	362,186	4,206,655	—
Dividends and Income Receivable	55,166	115,899	7,212,295	19,027
Receivable from Investment Adviser	—	—	—	3,201
Foreign Tax Reclaims Receivable	—	—	462,695	1,738
Prepaid Expenses	14,421	12,268	57,424	10,555

Total Assets	140,847,907	31,476,932	2,311,510,240	6,824,055

Liabilities:
Payable for Investment Securities Purchased	680,280	157,104	—	—
Payable due to Investment Adviser	89,015	14,916	1,410,030	—
Payable for Shareholder Servicing Fees	35,004	—	—	113
Payable for Audit Fees	12,244	43,912	12,244	12,244
Payable for Capital Shares Redeemed	9,852	—	1,634,388	—
Payable due to Administrator	5,347	1,140	89,238	723
Payable for Custodian Fees	1,321	1,439	19,732	598
Payable due to Trustees	813	173	14,158	42
Payable for Pricing Fees	388	114	6,048	2,128
Chief Compliance Officer Fees Payable	320	—	8,559	—
Payable for Distribution Fees — A Class Shares	—	—	26,223	—
Other Accrued Expenses	5,311	1,776	80,731	1,240

Total Liabilities	839,895	220,574	3,301,351	17,088

Net Assets	$140,008,012	$31,256,358	$2,308,208,889	$6,806,967

NET ASSETS CONSIST OF:
Paid-in Capital	$131,597,313	$40,319,651	$2,076,132,348	$7,296,209
Undistributed (Distributions in Excess of) Net Investment Income	113,684	110,710	4,187,385	(8,237)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(4,537,277)	(5,953,949)	(4,838,781)	(466,467)
Net Unrealized Appreciation (Depreciation) on Investments	12,834,292	(3,220,054)	232,727,937	(14,702)
Net Unrealized Appreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	164

Net Assets	$140,008,012	$31,256,358	$2,308,208,889	$6,806,967

Institutional Shares
Net Assets	$140,008,012	$31,256,358	$2,177,057,280	$6,806,967
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,722,657	4,535,207	150,978,805	724,110

Net Asset Value, Offering and Redemption Price Per Share	$13.06	$6.89	$14.42	$9.40

A Class Shares
Net Assets	N/A	N/A	$131,151,609	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	9,103,155	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$14.41	N/A

Maximum Offering Price Per Share	N/A	N/A	$15.17	N/A

	N/A	N/A	($14.41/95.00%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2016 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $13,637,867, $4,172,424, $198,699,193 and $78,484,021, respectively)	$15,303,282	$4,752,275	$202,483,706	$76,607,493
Foreign Currency, at Value (Cost $22,707, $613, $190,319 and $0, respectively)	22,725	624	191,202	—
Cash	3,959	1,215	—	1,178,973
Receivable for Investment Securities Sold	49,651	—	682,779	550,680
Dividends and Income Receivable	39,721	16,228	214,250	1,323,414
Foreign Tax Reclaims Receivable	20,639	9,111	15,460	—
Receivable for Capital Shares Sold	—	—	160,000	60,759
Receivable from Investment Adviser	—	3,214	—	—
Prepaid Expenses	9,168	9,013	19,177	11,265

Total Assets	15,449,145	4,791,680	203,766,574	79,732,584

Liabilities:
Payable for Investment Securities Purchased	—	—	—	801,333
Payable for Audit Fees	12,244	12,244	12,244	12,244
Payable for Custodian Fees	4,844	5,994	50,114	1,073
Payable due to Investment Adviser	3,969	—	147,604	32,879
Payable for Pricing Fees	3,468	3,662	4,985	13,143
Payable due to Administrator	1,638	511	21,526	3,061
Payable due to Trustees	93	30	1,148	432
Payable for Capital Shares Redeemed	—	—	—	57,233
Chief Compliance Officer Fees Payable	—	—	542	157
Payable for Distribution Fees — A Class Shares	—	—	1,210	623
Other Accrued Expenses	1,430	1,277	5,348	6,936

Total Liabilities	27,686	23,718	244,721	929,114

Net Assets	$15,421,459	$4,767,962	$203,521,853	$78,803,470

NET ASSETS CONSIST OF:
Paid-in Capital	$14,300,091	$4,394,934	$244,921,847	$94,808,924
Undistributed Net Investment Income	79,945	38,053	1,029,502	19,136
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(623,309)	(244,183)	(46,214,071)	(14,148,062)
Net Unrealized Appreciation (Depreciation) on Investments	1,665,415	579,851	3,784,513	(1,876,528)
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	(683)	(693)	62	—

Net Assets	$15,421,459	$4,767,962	$203,521,853	$78,803,470

Institutional Shares
Net Assets	$15,421,459	$4,767,962	$203,129,518	$77,343,967
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,375,922	439,849	25,315,347	8,435,095

Net Asset Value, Offering and Redemption Price Per Share	$11.21	$10.84	$8.02	$9.17

A Class Shares
Net Assets	N/A	N/A	$392,335	$1,459,503
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	48,880	159,155

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$8.03	$9.17

Maximum Offering Price Per Share	N/A	N/A	$8.45	$9.38

	N/A	N/A	($8.03/95.00%)	($9.17/97.75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2016 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
Assets:
Investments, at Value (Cost $4,136,509, $7,195,252 and $5,531,333, respectively)	$3,998,445	$6,950,388	$5,546,397
Foreign Currency, at Value (Cost $0, $0 and $619,566, respectively)	—	—	640,102
Purchased Options, at Value (Cost $0, $161,646 and $0, respectively)	—	103,945	—
Cash	107,188	257,577	—
Restricted Deposits held at Prime Broker	—	1,060,550	—
Dividends and Income Receivable	71,080	35,733	18,751
Receivable for Investment Securities Sold	15,575	—	—
Receivable from Investment Adviser	11,881	9,477	6,044
Receivable for Capital Shares Sold	1	—	—
Deferred Offering Costs (See Note 2)	—	154	88
Foreign Tax Reclaims Receivable	—	261	222
Unrealized Gain on Forward Foreign Currency Contracts	—	23	—
Prepaid Expenses	17,509	22,074	11,887

Total Assets	4,221,679	8,440,182	6,223,491

Liabilities:
Securities Sold Short, at Value (Proceeds $0, $1,059,590 and $0, respectively)	—	996,226	—
Written options, at (Premiums Received $0, $109,833 and $0, respectively)	—	78,000	—
Payable for Investment Securities Purchased	44,928	90,000	60,574
Payable for Audit Fees	12,244	12,244	12,244
Payable for Pricing Fees	9,940	1,116	428
Payable for Custodian Fees	818	—	—
Payable due to Administrator	159	770	653
Payable for Shareholder Servicing Fees	46	232	—
Payable due to Trustees	25	—	37
Chief Compliance Officer Fees Payable	—	41	—
Unrealized Loss on Forward Foreign Currency Contracts	—	3,333	—
Other Accrued Expenses	3,578	3,160	836

Total Liabilities	71,738	1,185,122	74,772

Net Assets	$4,149,941	$7,255,060	$6,148,719

NET ASSETS CONSIST OF:
Paid-in Capital	$4,396,064	$7,497,762	$6,309,739
Undistributed Net Investment Income	21,751	25,330	4,784
Accumulated Net Realized Loss on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(129,810)	(57,459)	(201,613)
Net Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Written Options and Securities Sold Short	(138,064)	(207,368)	15,064
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	(3,205)	20,745

Net Assets	$4,149,941	$7,255,060	$6,148,719

Institutional Shares
Net Assets	$375,391	$3,332,123	$6,148,719
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	40,031	343,925	636,218

Net Asset Value, Offering and Redemption Price Per Share*	$9.38	$9.69	$9.66

Ultra Shares
Net Assets	$3,774,550	$3,922,937	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	402,867	404,839	N/A

Net Asset Value, Offering and Redemption Price Per Share*	$9.37	$9.69	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Market Neutral Fund and the Westwood Strategic Global Convertibles Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2016 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood Dividend Growth Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Investment Income
Dividends	$1,482,176	$992,828	$837,779	$2,840,859

Total Investment Income	1,482,176	992,828	837,779	2,840,859

Expenses
Investment Advisory Fees	513,112	242,996	411,979	1,740,566
Administration Fees	33,324	15,358	26,047	110,061
Trustees’ Fees	2,170	996	1,689	7,108
Distribution Fees — A Class Shares	2,163	—	—	—
Chief Compliance Officer Fees	761	383	601	2,322
Transfer Agent Fees	24,832	12,419	14,529	24,573
Registration and Filing Fees	16,326	10,928	12,734	12,561
Professional Fees	13,654	11,983	13,059	21,460
Printing Fees	4,901	2,177	5,463	15,489
Custodian Fees	3,270	2,406	4,264	13,222
Shareholder Servicing Fees	—	—	—	341,672
Other Expenses	3,008	1,683	2,158	9,745

Total Expenses	617,521	301,329	492,523	2,298,779

Less:
Waiver of Investment Advisory Fees	(23,615)	—	—	—
Fees Paid Indirectly	(158)	(16)	(13)	(20)

Net Expenses	593,748	301,313	492,510	2,298,759

Net Investment Income	888,428	691,515	345,269	542,100

Net Realized Gain (Loss) on Investments	3,230,938	(57,130)	(4,826,977)	(13,375,047)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,110,518)	(1,704,686)	2,036,370	(9,927,893)

Net Realized and Unrealized Gain (Loss) on Investments	1,120,420	(1,761,816)	(2,790,607)	(23,302,940)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,008,848	$(1,070,301)	$(2,445,338)	$(22,760,840)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2016 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Investment Income
Dividends	$1,070,713	$376,600	$25,836,887	$83,030
Dividends from Master Limited Partnerships	—	385,687	—	—
Interest	—	—	5,785,470	7,188
Less: Foreign Taxes Withheld	—	(7,705)	(19,488)	(2,023)

Total Investment Income	1,070,713	754,582	31,602,869	88,195

Expenses
Investment Advisory Fees	561,795	103,318	8,758,244	25,831
Administration Fees	31,344	5,765	553,762	4,915
Trustees’ Fees	1,990	366	36,098	106
Chief Compliance Officer Fees	703	186	11,472	104
Distribution Fees — A Class Shares	—	—	166,087	—
Shareholder Servicing Fees	99,141	—	—	—
Transfer Agent Fees	14,367	10,921	158,055	10,379
Professional Fees	13,502	21,510	66,621	10,605
Registration and Filing Fees	10,489	7,952	46,809	3,363
Printing Fees	5,193	915	79,341	340
Custodian Fees	4,312	1,886	50,037	5,005
Offering Costs	—	7,233	—	15,648
Other Expenses	2,944	637	50,236	1,031

Total Expenses	745,780	160,689	9,976,762	77,327

Less:
Waiver of Investment Advisory Fees	(18,707)	(39,135)	—	(25,831)
Reimbursement of other operating expenses	—	—	—	(18,774)
Fees Paid Indirectly	(32)	(2)	(1,658)	(3)

Net Expenses	727,041	121,552	9,975,104	32,719

Net Investment Income	343,672	633,030	21,627,765	55,476

Net Realized Loss on Investments	(2,127,558)	(5,249,337)	(30,172,491)	(409,652)
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	(603)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,514,699)	3,206,417	29,259,535	289,189
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	—	—	—	177

Net Realized and Unrealized Loss on Investments	(4,642,257)	(2,042,920)	(912,956)	(120,889)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,298,585)	$(1,409,890)	$20,714,809	$(65,413)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2016 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$180,797	$79,608	$2,434,702	$—
Interest	—	—	—	2,336,577
Less: Foreign Taxes Withheld	(9,821)	(4,346)	(200,571)	—

Total Investment Income	170,976	75,262	2,234,131	2,336,577

Expenses
Investment Advisory Fees	59,328	19,657	867,362	342,243
Administration Fees	10,600	3,513	128,579	21,604
Trustees’ Fees	225	75	2,732	1,401
Chief Compliance Officer Fees	142	94	910	493
Distribution Fees — A Class Shares	—	—	447	1,653
Custodian Fees	10,996	10,025	109,254	3,599
Professional Fees	10,786	10,556	14,655	12,628
Transfer Agent Fees	10,643	10,336	26,854	26,016
Registration and Filing Fees	10,127	10,039	20,307	19,056
Printing Fees	610	291	5,589	3,423
Other Expenses	1,806	1,689	7,131	28,859

Total Expenses	115,263	66,275	1,183,820	460,975

Less:
Waiver of Investment Advisory Fees	(41,101)	(19,657)	(87,728)	(61,375)
Reimbursement of other operating expenses	—	(22,044)	—	—
Fees Paid Indirectly	(2)	(2)	(12)	(463)

Net Expenses	74,160	24,572	1,096,080	399,137

Net Investment Income	96,816	50,690	1,138,051	1,937,440

Net Realized Loss on Investments	(403,166)	(71,800)	(29,037,773)	(7,064,185)
Net Realized Gain (Loss) on Foreign Currency Transactions	(1,248)	(1,073)	(183,432)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	528,800	61,749	37,282,445	4,812,159
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	1,850	1,001	6,649	—

Net Realized and Unrealized Gain (Loss) on Investments	126,236	(10,123)	8,067,889	(2,252,026)

Net Increase (Decrease) in Net Assets Resulting from Operations	$223,052	$40,567	$9,205,940	$(314,586)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2016 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
Investment Income
Dividends	$—	$6,579	$7,856
Interest	134,587	120,508	30,284
Less: Foreign Taxes Withheld	(75)	—	(574)

Total Investment Income	134,512	127,087	37,566

Expenses
Investment Advisory Fees	10,653	30,215	21,408
Administration Fees	919	5,092	4,084
Chief Compliance Officer Fees	90	105	98
Trustees’ Fees	59	105	87
Transfer Agent Fees	20,469	20,537	10,350
Registration and Filing Fees	13,061	9,958	4,118
Professional Fees	10,530	10,599	10,785
Offering Costs	4,836	27,715	15,648
Custodian Fees	1,161	3,884	4,346
Printing Fees	270	310	293
Shareholder Servicing Fees	151	1,661	—
Dividend Expense	—	3,086	—
Stock Loan Fee	—	1,547	—
Other Expenses	27,283	2,298	2,469

Total Expenses	89,482	117,112	73,686

Less:
Waiver of Investment Advisory Fees	(10,653)	(30,215)	(21,408)
Reimbursement of other operating expenses	(67,053)	(43,274)	(28,001)
Fees Paid Indirectly	(4)	(4)	(3)

Net Expenses	11,772	43,619	24,274

Net Investment Income	122,740	83,468	13,292

Net Realized Loss on Investments	(104,335)	(160,158)	(86,977)
Net Realized Gain on Securities Sold Short	—	92,467	—
Net Realized Gain on Purchased and Written Options	—	23,687	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(13,389)	(22,066)
Net Change in Unrealized Appreciation (Depreciation) on Investments	28,637	15,284	38,482
Net Change in Unrealized Appreciation (Depreciation) on Securities Sold Short	—	(41,102)	—
Net Change in Unrealized Appreciation (Depreciation) on Purchased and Written Options	—	(36,091)	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	—	(3,151)	30,664

Net Realized and Unrealized Loss on Investments	(75,698)	(122,453)	(39,897)

Net Increase (Decrease) in Net Assets Resulting from Operations	$47,042	$(38,985)	$(26,605)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Dividend Growth Fund
	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Operations:
Net Investment Income	$888,428	$1,632,940	$691,515	$864,848
Net Realized Gain (Loss) on Investments	3,230,938	12,026,604	(57,130)	6,153,088
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,110,518)	(7,646,572)	(1,704,686)	(4,135,223)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,008,848	6,012,972	(1,070,301)	2,882,713

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(1,386,749)	(1,680,914)	(1,043,206)	(785,702)
A Class Shares	(14,625)	(6,816)	—	—

Net Realized Gains:
Institutional Shares	(10,718,327)	(16,628,336)	(5,343,092)	(8,755,219)
A Class Shares	(142,827)	(191,119)	—	—

Total Dividends and Distributions	(12,262,528)	(18,507,185)	(6,386,298)	(9,540,921)

Capital Share Transactions:

Institutional Shares:
Issued	49,997,283	4,176,992	784,906	3,777,214
Reinvestment of Dividends	11,185,675	16,726,518	6,307,981	9,477,136
Redeemed	(9,200,673)	(33,812,123)	(11,668,762)	(16,274,308)

Increase (Decrease) in Institutional Shares Capital Share Transactions	51,982,285	(12,908,613)	(4,575,875)	(3,019,958)

A Class Shares:
Issued	15,266	71,636	N/A	N/A
Reinvestment of Dividends	157,445	197,928	N/A	N/A
Redeemed	(250)	(4,425,053)	N/A	N/A

Increase (Decrease) in A Class Shares Capital Share Transactions	172,461	(4,155,489)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	52,154,746	(17,064,102)	(4,575,875)	(3,019,958)

Total Increase (Decrease) in Net Assets	41,901,066	(29,558,315)	(12,032,474)	(9,678,166)

Net Assets:
Beginning of Period	136,445,687	166,004,002	74,330,558	84,008,724

End of Period	$178,346,753	$136,445,687	$62,298,084	$74,330,558

Undistributed (Distributions in Excess of) Net Investment Income	$571,459	$1,084,405	$267,599	$619,290

Shares Issued and Redeemed:

Institutional Shares:
Issued	4,713,190	347,245	76,984	317,437
Reinvestment of Dividends	1,053,565	1,394,848	613,152	807,593
Redeemed	(858,695)	(2,708,543)	(1,137,135)	(1,390,645)

Total Institutional Shares Transactions	4,908,060	(966,450)	(446,999)	(265,615)

A Class Shares:
Issued	1	5,903	N/A	N/A
Reinvestment of Dividends	14,790	16,536	N/A	N/A
Redeemed	(21)	(335,536)	N/A	N/A

Total A Class Shares Transactions	14,770	(313,097)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	4,922,830	(1,279,547)	(446,999)	(265,615)

(1) Commenced operations on December 29, 2014.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SMidCap Fund		Westwood SmallCap Value Fund		Westwood MLP and Strategic Energy Fund(1)
Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Period Ended October 31, 2015

$345,269	$282,694	$542,100	$448,842	$343,672	$369,883	$633,030	$200,749
(4,826,977)	802,263	(13,375,047)	36,519,538	(2,127,558)	(1,592,465)	(5,249,337)	(704,612)
2,036,370	(1,131,080)	(9,927,893)	(34,845,981)	(2,514,699)	(714,263)	3,206,417	(6,426,471)

(2,445,338)	(46,123)	(22,760,840)	2,122,399	(4,298,585)	(1,936,845)	(1,409,890)	(6,930,334)

(592,343)	(285,817)	(605,747)	(654,251)	(365,524)	(328,785)	(596,922)	(126,147)
—	—	—	—	—	—	—	—

(719,840)	(3,717,974)	(31,689,319)	(56,877,722)	(172,577)	(6,293,311)	—	—
—	—	—	—	—	—	—	—

(1,312,183)	(4,003,791)	(32,295,066)	(57,531,973)	(538,101)	(6,622,096)	(596,922)	(126,147)

14,896,841	33,580,005	64,336,790	71,673,483	21,954,869	59,677,095	10,862,830	34,578,272
1,308,416	3,990,433	28,497,797	51,125,616	522,833	6,518,207	596,922	126,147
(16,831,241)	(30,459,725)	(60,991,404)	(115,787,039)	(13,606,017)	(28,821,526)	(4,127,911)	(1,716,609)

(625,984)	7,110,713	31,843,183	7,012,060	8,871,685	37,373,776	7,331,841	32,987,810

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(625,984)	7,110,713	31,843,183	7,012,060	8,871,685	37,373,776	7,331,841	32,987,810

(4,383,505)	3,060,799	(23,212,723)	(48,397,514)	4,034,999	28,814,835	5,325,029	25,931,329

119,444,651	116,383,852	490,554,425	538,951,939	135,973,013	107,158,178	25,931,329	—

$115,061,146	$119,444,651	$467,341,702	$490,554,425	$140,008,012	$135,973,013	$31,256,358	$25,931,329

$123,882	$370,956	$(47,198)	$16,449	$113,684	$135,536	$110,710	$74,602

1,176,443	2,407,771	4,559,096	4,292,827	1,753,162	4,248,389	1,736,393	3,544,327
101,433	291,455	1,993,378	3,157,675	39,975	468,654	94,639	16,454
(1,308,946)	(2,198,795)	(4,279,352)	(6,927,175)	(1,082,296)	(2,060,983)	(649,152)	(207,454)

(31,070)	500,431	2,273,122	523,327	710,841	2,656,060	1,181,880	3,353,327

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(31,070)	500,431	2,273,122	523,327	710,841	2,656,060	1,181,880	3,353,327

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income Opportunity Fund		Westwood Worldwide Income Opportunity Fund(1)
	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Period Ended October 31, 2015
Operations:
Net Investment Income	$21,627,765	$43,644,588	$55,476	$59,622
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(30,172,491)	4,472,813	(410,255)	(78,715)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	29,259,535	(76,598,947)	289,366	(303,904)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,714,809	(28,481,546)	(65,413)	(322,997)

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(17,894,169)	(38,440,410)	(63,713)	(37,121)
A Class Shares	(914,707)	(2,778,901)	—	—

Net Realized Gains:
Institutional Shares	(4,638,955)	(23,286,467)	—	—
A Class Shares	(276,869)	(2,287,729)	—	—

Return of Capital:
Institutional Shares	—	—	—	(856)

Total Dividends and Distributions	(23,724,700)	(66,793,507)	(63,713)	(37,977)

Capital Share Transactions:

Institutional Shares:
Issued	233,229,088	944,394,995	522,353	8,795,981
Reinvestment of Dividends	21,633,469	58,196,914	63,713	37,977
Redeemed	(461,903,854)	(613,551,398)	(1,378,471)	(744,486)

Increase (Decrease) in Institutional Shares Capital Share Transactions	(207,041,297)	389,040,511	(792,405)	8,089,472

A Class Shares:
Issued	14,752,313	67,289,952	N/A	N/A
Reinvestment of Dividends	1,046,296	4,505,311	N/A	N/A
Redeemed	(28,804,643)	(134,852,393)	N/A	N/A

Increase (Decrease) in A Class Shares Capital Share Transactions	(13,006,034)	(63,057,130)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(220,047,331)	325,983,381	(792,405)	8,089,472

Total Increase (Decrease) in Net Assets	(223,057,222)	230,708,328	(921,531)	7,728,498

Net Assets:
Beginning of Period	2,531,266,111	2,300,557,783	7,728,498	—

End of Period	$2,308,208,889	$2,531,266,111	$6,806,967	$7,728,498

Undistributed (Distributions in Excess of) Net Investment Income	$4,187,385	$1,368,496	$(8,237)	$—

Shares Issued and Redeemed:

Institutional Shares:
Issued	16,647,333	64,189,215	57,388	884,602
Reinvestment of Dividends	1,530,750	3,991,004	6,830	4,112
Redeemed	(33,123,525)	(42,375,762)	(149,999)	(78,823)

Total Institutional Shares Transactions	(14,945,442)	25,804,457	(85,781)	809,891

A Class Shares:
Issued	1,055,738	4,574,541	N/A	N/A
Reinvestment of Dividends	74,136	307,507	N/A	N/A
Redeemed	(2,062,013)	(9,345,654)	N/A	N/A

Total A Class Shares Transactions	(932,139)	(4,463,606)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(15,877,581)	21,340,851	(85,781)	809,891

(1) Commenced operations on May 1, 2015.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Global Equity Fund		Westwood Global Dividend Fund		Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund
Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

$96,816	$198,826	$50,690	$103,487	$1,138,051	$2,497,734	$1,937,440	$6,564,843
(404,414)	(132,090)	(72,873)	(77,664)	(29,221,205)	(14,534,934)	(7,064,185)	(6,757,979)
530,650	(478,070)	62,750	(96,412)	37,289,094	(33,543,207)	4,812,159	(3,264,083)

223,052	(411,334)	40,567	(70,589)	9,205,940	(45,580,407)	(314,586)	(3,457,219)

(188,815)	(174,187)	(121,627)	(153,241)	(1,687,029)	(657,761)	(1,924,940)	(6,498,644)
—	—	—	—	(2,903)	(4,409)	(29,680)	(47,417)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(188,815)	(174,187)	(121,627)	(153,241)	(1,689,932)	(662,170)	(1,954,620)	(6,546,061)

1,302,501	2,799,352	295,729	655,765	59,434,774	310,726,619	6,432,773	42,974,533
188,814	174,186	121,626	153,240	1,597,044	657,760	1,656,848	5,940,447
(1,307,482)	(2,774,647)	(835,253)	(2,032,441)	(96,368,421)	(84,214,882)	(59,265,000)	(92,824,290)

183,833	198,891	(417,898)	(1,223,436)	(35,336,603)	227,169,497	(51,175,379)	(43,909,310)

N/A	N/A	N/A	N/A	—	50,000	453,277	1,407,043
N/A	N/A	N/A	N/A	2,903	4,408	5,547	14,807
N/A	N/A	N/A	N/A	(2,757)	(109,700)	(143,370)	(1,295,148)

N/A	N/A	N/A	N/A	146	(55,292)	315,454	126,702

183,833	198,891	(417,898)	(1,223,436)	(35,336,457)	227,114,205	(50,859,925)	(43,782,608)

218,070	(386,630)	(498,958)	(1,447,266)	(27,820,449)	180,871,628	(53,129,131)	(53,785,888)

15,203,389	15,590,019	5,266,920	6,714,186	231,342,302	50,470,674	131,932,601	185,718,489

$15,421,459	$15,203,389	$4,767,962	$5,266,920	$203,521,853	$231,342,302	$78,803,470	$131,932,601

$79,945	$171,944	$38,053	$108,990	$1,029,502	$1,581,383	$19,136	$36,316

123,916	243,980	28,856	58,090	8,319,220	34,704,437	708,465	4,456,885
17,196	15,538	11,617	13,818	221,504	73,823	182,835	621,794
(122,648)	(240,018)	(81,348)	(178,866)	(13,152,550)	(10,140,716)	(6,523,809)	(9,666,405)

18,464	19,500	(40,875)	(106,958)	(4,611,826)	24,637,544	(5,632,509)	(4,587,726)

N/A	N/A	N/A	N/A	—	5,361	49,815	145,086
N/A	N/A	N/A	N/A	402	495	613	1,546
N/A	N/A	N/A	N/A	(398)	(11,852)	(15,789)	(134,317)

N/A	N/A	N/A	N/A	4	(5,996)	34,639	12,315

18,464	19,500	(40,875)	(106,958)	(4,611,822)	24,631,548	(5,597,870)	(4,575,411)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Opportunistic High Yield Fund(1)		Westwood Market Neutral Income Fund(2)		Westwood Strategic Global Convertibles Fund(2)
	Period Ended April 30, 2016 (Unaudited)	Period Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Period Ended October 31, 2015	Period Ended April 30, 2016 (Unaudited)	Period Ended October 31, 2015
Operations:
Net Investment Income	$122,740	$132,295	$83,468	$46,629	$13,292	$29,620
Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(104,335)	(25,475)	(57,393)	171,598	(109,043)	(117,441)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	28,637	(166,701)	(65,060)	(145,513)	69,146	(33,337)

Net Increase (Decrease) in Net Assets Resulting from Operations	47,042	(59,881)	(38,985)	72,714	(26,605)	(121,158)

Dividends and Distributions:

Net Investment Income:
Ultra Shares	(111,150)	(105,397)	(49,464)	(11,480)	—	—
Institutional Shares	(9,564)	(7,173)	(40,446)	(3,643)	(13,257)	—

Net Realized Gains:
Ultra Shares	—	—	(93,013)	—	—	—
Institutional Shares	—	—	(78,385)	—	—	—

Total Dividends and Distributions	(120,714)	(112,570)	(261,308)	(15,123)	(13,257)	—

Capital Share Transactions:

Institutional Shares:
Issued	108,034	321,981	225,068	3,281,823	914,092	5,863,597
Reinvestment of Dividends	9,564	7,173	118,831	3,643	13,257	—
Redeemed	(15,078)	(41,749)	(165,473)	(10,227)	(407,830)	(73,377)

Increase in Institutional Shares Capital Share Transactions	102,520	287,405	178,426	3,275,239	519,519	5,790,220

Ultra Shares:
Issued	727,237	4,060,932	1	3,890,140	N/A	N/A
Reinvestment of Dividends	111,149	105,396	142,476	11,480	N/A	N/A
Redeemed	(562,010)	(436,565)	—	—	N/A	N/A

Increase in Ultra Shares Capital Share Transactions	276,376	3,729,763	142,477	3,901,620	N/A	N/A

Net Increase in Net Assets from Capital Share Transactions	378,896	4,017,168	320,903	7,176,859	519,519	5,790,220

Total Increase in Net Assets	305,224	3,844,717	20,610	7,234,450	479,657	5,669,062

Net Assets:
Beginning of Period	3,844,717	—	7,234,450	—	5,669,062	—

End of Period	$4,149,941	$3,844,717	$7,255,060	$7,234,450	$6,148,719	$5,669,062

Undistributed Net Investment Income	$21,751	$19,725	$25,330	$31,772	$4,784	$4,749

Shares Issued and Redeemed:

Institutional Shares:
Issued	12,328	31,887	23,320	326,314	97,726	587,393
Reinvestment of Dividends	1,053	745	12,246	362	1,370	—
Redeemed	(1,672)	(4,310)	(17,302)	(1,015)	(42,674)	(7,597)

Total Institutional Shares Transactions	11,709	28,322	18,264	325,661	56,422	579,796

Ultra Shares:
Issued	80,336	404,741	—	389,014	N/A	N/A
Reinvestment of Dividends	12,254	10,891	14,684	1,141	N/A	N/A
Redeemed	(61,339)	(44,016)	—	—	N/A	N/A

Total Ultra Shares Transactions	31,251	371,616	14,684	390,155	N/A	N/A

Net Increase in Shares Outstanding	42,960	399,938	32,948	715,816	56,422	579,796

(1) Commenced operations December 29, 2014.

(2) Commenced operations May 1, 2015.

N/A – Not Applicable.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(7)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^		NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††	NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Shares
2016(9)	$11.95	$0.07		$(0.03)	$0.04	$(0.12)	$(0.96)	$—		$(1.08)	$10.91	0.62%	$176,549	0.84%		0.88%	1.27%	16	%**
2015	13.07	0.14		0.37	0.51	(0.14)	(1.49)	—		(1.63)	11.95	4.00	134,658	0.90		0.90	1.15	32
2014	12.96	0.13		1.61	1.74	(0.10)	(1.53)	—		(1.63)	13.07	15.15	159,973	0.89		0.89	1.03	47
2013	11.30	0.15		2.58	2.73	(0.16)	(0.91)	—		(1.07)	12.96	26.45	168,345	0.91		0.91	1.23	75
2012	10.15	0.16		1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97	154,231	0.96	^	0.92	1.46	40
2011	9.70	0.13		0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62	215,894	1.00	^	0.91	1.26	42
A Class Shares
2016(9)	$11.98	$0.06		$(0.03)	$0.03	$(0.09)	$(0.96)	$—		$(1.05)	$10.96	0.55%	$1,797	1.10%		1.13%	1.23%	16	%**
2015	13.04	0.15		0.33	0.48	(0.05)	(1.49)	—		(1.54)	11.98	3.73	1,788	1.14		1.14	1.22	32
2014	12.94	0.09		1.62	1.71	(0.08)	(1.53)	—		(1.61)	13.04	14.83	6,031	1.14		1.14	0.76	47
2013	11.28	0.11		2.59	2.70	(0.13)	(0.91)	—		(1.04)	12.94	26.19	5,158	1.16		1.16	0.96	75
2012	10.13	0.12		1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67	4,595	1.21	^	1.17	1.15	40
2011	9.67	0.10		0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37	4,352	1.25	^	1.16	1.02	42
Westwood Dividend Growth Fund‡
Institutional Shares
2016(9)	$11.58	$0.11		$(0.24)	$(0.13)	$(0.17)	$(0.84)	$—		$(1.01)	$10.44	(0.93)%	$62,298	0.93%		0.93%	2.14%	21	%**
2015	12.57	0.13		0.33	0.46	(0.11)	(1.34)	—		(1.45)	11.58	3.62	74,331	0.91		0.91	1.06	67
2014	12.57	0.12		1.38	1.50	(0.14)	(1.36)	—		(1.50)	12.57	13.30	84,009	0.91		0.91	0.98	67
2013	11.00	0.19		2.40	2.59	(0.24)	(0.78)	—		(1.02)	12.57	25.94	83,571	0.93		0.93	1.64	70
2012	11.02	0.21		0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41	81,929	0.97	^	0.96	1.97	95
2011(2)	11.39	0.05		(0.42)	(0.37)	—	—	—		—	11.02	(3.25)†	71,594	1.00	*	1.04 *	1.24 *	24	**
2011(3)	9.33	0.13		2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92 †	72,293	1.02		1.03	1.19	66
Westwood SMidCap Plus Fund
Institutional Shares (commenced operations on March 28, 2011)
2016(9)	$13.45	$0.04		$(0.33)	$(0.29)	$(0.07)	$(0.08)	$—		$(0.15)	$13.01	(2.11)%	$115,061	0.90%		0.90%	0.63%	33	%**
2015	13.89	0.03		—	0.03	(0.03)	(0.44)	—		(0.47)	13.45	0.19	119,445	0.99	^	0.90	0.23	52
2014	13.07	0.02		1.37	1.39	(0.05)	(0.52)	—		(0.57)	13.89	11.05	116,384	1.00	^	0.98	0.17	49
2013	9.81	0.06		3.26	3.32	(0.06)	—	—		(0.06)	13.07	34.05 †	35,076	1.00		1.16	0.49	55
2012	8.98	0.05		0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01 †	21,131	1.00		1.46	0.58	34
2011	10.00	0.02		(1.04)	(1.02)	—	—	—		—	8.98	10.20 †	10,874	1.00	*	2.35 *	0.37 *	31	**
Westwood SMidCap Fund
Institutional Shares
2016(9)	$16.02	$0.02		$(0.76)	$(0.74)	$(0.02)	$(1.05)	$—		$(1.07)	$14.21	(4.64)%	$467,342	0.99%		0.99%	0.23%	51	%**
2015	17.91	0.02		0.02	0.04	(0.02)	(1.91)	—		(1.93)	16.02	0.14	490,554	0.96		0.96	0.09	56
2014	18.38	0.02		1.45	1.47	(0.07)	(1.87)	—		(1.94)	17.91	8.90	538,952	0.95		0.95	0.11	51
2013	14.00	0.14		4.46	4.60	(0.22)	—	—		(0.22)	18.38	33.32	484,606	0.96		0.96	0.87	59
2012	14.64	0.14		1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57	385,944	0.95		0.95	1.05	37
2011	13.90	0.05		0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64	403,979	0.96		0.96	0.34	62
Westwood SmallCap Value Fund
Institutional Shares
2016(9)	$13.58	$0.03		$(0.49)	$(0.46)	$(0.04)	$(0.02)	$—		$(0.06)	$13.06	(3.44)%	$140,008	1.10%		1.13%	0.52%	33	%**
2015	14.57	0.04		(0.15)	(0.11)	(0.04)	(0.84)	—		(0.88)	13.58	(0.87)	135,973	1.10	^	1.09	0.30	55
2014	14.12	0.04		1.52	1.56	(0.02)	(1.09)	—		(1.11)	14.57	11.89 †	107,158	1.10		1.12	0.26	68
2013	10.21	0.05		4.33	4.38	(0.07)	(0.40)	—		(0.47)	14.12	45.00 †	58,497	1.14		1.21	0.39	72
2012	9.24	0.04		1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21 †	32,895	1.25		1.33	0.38	68
2011	8.56	—	(1)	0.68	0.68	—	—	—		—	9.24	7 .94 †	32,664	1.25		1.28	(0.01)	103
Westwood MLP and Strategic Energy Fund
Institutional Shares (commenced operations on December 29, 2014)
2016(9)	$7.73	$0.17		$(0.85)	$(0.68)	$(0.16)	$—	$—		$(0.16)	$6.89	(8.52)%	$31,256	1.00%		1.32%	5.21%	20	%**
2015	10.00	0.11		(2.32)	(2.21)	(0.06)	—	—		(0.06)	7.73	(22.13)†	25,931	1.00	*	1.79 *	1.46 *	34	**
Westwood Income Opportunity Fund
Institutional Shares
2016(9)	$14.39	$0.13		$0.05	$0.18	$(0.12)	$(0.03)	$—		$(0.15)	$14.42	1.24%	$2,177,057	0.84%		0.84%	1.89%	9	%**
2015	14.88	0.24		(0.35)	(0.11)	(0.23)	(0.15)	—		(0.38)	14.39	(0.72)	2,387,027	0.84		0.84	1.66	24
2014	13.62	0.26		1.20	1.46	(0.18)	(0.02)	—		(0.20)	14.88	10.82	2,085,017	0.84		0.84	1.79	19
2013	12.33	0.27		1.23	1.50	(0.21)	—	—		(0.21)	13.62	12.27	1,404,119	0.86	^	0.86	2.07	24
2012	11.41	0.32		0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46	805,218	0.90	^	0.87	2.63	24
2011	11.08	0.33		0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35	448,112	0.90	^	0.89	2.93	26
A Class Shares
2016(9)	$14.37	$0.11		$0.06	$0.17	$(0.10)	$(0.03)	$—		$(0.13)	$14.41	1.18%	$131,152	1.09%		1.09%	1.64%	9	%**
2015	14.87	0.21		(0.37)	(0.16)	(0.19)	(0.15)	—		(0.34)	14.37	(1.05)	144,239	1.09		1.09	1.41	24
2014	13.61	0.22		1.21	1.43	(0.15)	(0.02)	—		(0.17)	14.87	10.56	215,541	1.09		1.09	1.55	19
2013	12.32	0.23		1.24	1.47	(0.18)	—	—		(0.18)	13.61	12.02	145,866	1.11	^	1.11	1.77	24
2012	11.40	0.28		0.87	1.15	(0.23)	—	—		(0.23)	12.32	10.22	61,662	1.15	^	1.12	2.37	24
2011	11.07	0.30		0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13	25,262	1.15	^	1.14	2.66	26
Westwood Worldwide Income Opportunity Fund
Institutional Shares (commenced operations on May 1, 2015)
2016(9)	$9.54	$0.07		$(0.12)	$(0.05)	$(0.09)	$—	$—		$(0.09)	$9.40	(0.55)%	$6,807	0.95%		2.25%	1.61%	27	%**
2015	10.00	0.08		(0.49)	(0.41)	(0.05)	—	—	(1)	(0.05)	9.54	(4.12)†	7,728	0.95	*	2.44 *	1.56 *	28	**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(7)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood Global Equity Fund
Institutional Shares (commenced operations on December 26, 2012)
2016(9)	$11.20	$0.07	$0.08	$0.15	$(0.14)	$—	$—		$(0.14)	$11.21	1.34%		$15,421	1.00%		1.56%		1.31%	12	%**
2015	11.65	0.15	(0.47)	(0.32)	(0.13)	—	—		(0.13)	11.20	(2.71	)†	15,203	1.00		1.68		1.32	24
2014	11.46	0.15	0.19	0.34	(0.15)	— (1)	—		(0.15)	11.65	3.00	†	15,590	1.00		2.00		1.29	38
2013(6)	10.00	0.18	1.28	1.46	—	—	—		—	11.46	14.60	†	13,278	1.00	*	2.75	*	1.98 *	27	**
Westwood Global Dividend Fund
Institutional Shares (commenced operations on December 26, 2012)
2016(9)	$10.96	$0.11	$0.02	$0.13	$(0.25)	$—	$—		$(0.25)	$10.84	1.27%		$4,768	1.00%		2.70%		2.07%	6	%**
2015	11.42	0.20	(0.38)	(0.18)	(0.28)	—	—		(0.28)	10.96	(1.60	)†	5,267	1.00		2.86		1.79%	21%
2014	11.35	0.29	(0.03)	0.26	(0.19)	—	—		(0.19)	11.42	2.27	†	6,714	1.00		2.86		2.56	41
2013(6)	10.00	0.24	1.11	1.35	—	—	—		—	11.35	13.50	†	6,283	1.00	*	4.45	*	2.73 *	36	**
Westwood Emerging Markets Fund
Institutional Shares (commenced operations on December 26, 2012)
2016(9)	$7.72	$0.05	$0.33	$0.38	$(0.08)	$—	$—		$(0.08)	$8.02	5.05%		$203,130	1.20%		1.30%		1.25%	36	%**
2015	9.44	0.12	(1.72)	(1.60)	(0.12)	—	—		(0.12)	7.72	(17.09	)†	230,966	1.20		1.29		1.36	45
2014	9.31	0.13	0.09	0.22	(0.09)	—	—		(0.09)	9.44	2.43	†	49,954	1.20		1.86		1.46	28
2013(6)	10.00	0.15	(0.84)	(0.69)	—	—	—		—	9.31	(6.90	)†	48,266	1.20	*	2.08	*	1.87 *	43	**
A Class Shares (commenced operations on December 26, 2012)
2016(9)	$7.71	$0.04	$0.34	$0.38	$(0.06)	$—	$—		$(0.06)	$8.03	5.01%		$392	1.45%		1.55%		0.96%	36	%**
2015	9.41	0.06	(1.67)	(1.61)	(0.09)	—	—		(0.09)	7.71	(17.24	)†	377	1.45		1.64		0.73	45
2014	9.28	0.10	0.10	0.20	(0.07)	—	—		(0.07)	9.41	2. 24	†	517	1.45		2.10		1.07	28
2013(6)	10.00	0.11	(0.83)	(0.72)	—	—	—		—	9.28	(7.20	)†	890	1.45	*	2.82	*	1.45 *	43	**
Westwood Short Duration High Yield Fund
Institutional Shares (commenced operations on December 28, 2011)
2016(9)	$9.30	$0.19	$(0.12)	$0.07	$(0.20)	$—	$—		$(0.20)	$9.17	0.85%		$77,344	0.87%		1.01%		4.25%	20	%**
2015	9.90	0.42	(0.60)	(0.18)	(0.42)	—	—		(0.42)	9.30	(1.83	)†	130,775	0.90		0.94		4.35	44
2014	10.13	0.42	(0.22)	0.20	(0.42)	(0.01)	—	(1)	(0.43)	9.90	2 .01	†	184,609	0.90		0.93		4.17	36
2013	10.08	0.49	0.04	0.53	(0.48)	—	—		(0.48)	10.13	5 .40	†	102,957	0.90		1.06		4.86	49
2012(4)	10.00	0.46	0.02	0.48	(0.40)	—	—		(0.40)	10.08	4 .91	†	37,774	0.90	*	1.44	*	5.40 *	52	**
A Class Shares (commenced operations on June 28, 2013)
2016(9)	$9.30	$0.18	$(0.12)	$0.06	$(0.19)	$—	$—		$(0.19)	$9.17	0.73%		$1,459	1.12%		1.27%		4.01%	20	%**
2015	9.89	0.39	(0.58)	(0.19)	(0.40)	—	—		(0.40)	9.30	(1.98	)†	1,158	1.15		1.19		4.11	44
2014	10.12	0.39	(0.21)	0.18	(0.40)	(0.01)	—	(1)	(0.41)	9.89	1 .77	†	1,110	1.15		1.18		3.91	36
2013(5)	9.94	0.15	0.18	0.33	(0.15)	—	—		(0.15)	10.12	3 .32	†	544	1.15	*	1.32	*	4.41 *	49	(8)
Westwood Opportunistic High Yield Fund
Institutional Shares (commenced operations on December 29, 2014)
2016(9)	$9.62	$0.28	$(0.24)	$0.04	$(0.28)	$—	$—		$(0.28)	$9.38	0.54%		$375	0.70%		4.72%		6.26%	20	%**
2015	10.00	0.39	(0.44)	(0.05)	(0.33)	—	—		(0.33)	9.62	(0.55	)†	273	0.65	*	5.97	*	4.71 *	37	**
Ultra Shares (commenced operations on December 29, 2014)
2016(9)	$9.61	$0.29	$(0.25)	$0.04	$(0.28)	$—	$—		$(0.28)	$9.37	0.57%		$3,775	0.60%		4.62%		6.35%	20	%**
2015	10.00	0.42	(0.48)	(0.06)	(0.33)	—	—		(0.33)	9.61	(0.61	)†	3,572	0.60	*	6.23	*	5.02 *	37	**
Westwood Market Neutral Income Fund
Institutional Shares (commenced operations on May 1, 2015)
2016(9)	$10.11	$0.11	$(0.17)	$(0.06)	$(0.12)	$(0.24)	$—		$(0.36)	$9.69	(0.59)%		$3,332	1.28	%(11)	3.35%		2.29%	29	%**
2015	10.00	0.09	0.05	0.14	(0.03)	—	—		(0.03)	10.11	1.38	†	3,291	1.35	*(10)	4.22	*	1.83 *	22	**
Ultra Shares (commenced operations on May 1, 2015)
2016(9)	$10.11	$0.12	$(0.18)	$(0.06)	$(0.12)	$(0.24)	$—		$(0.36)	$9.69	(0.55)%		$3,923	1.18	%(11)	3.25%		2.40%	29	%**
2015	10.00	0.09	0.05	0.14	(0.03)	—	—		(0.03)	10.11	1.40	†	3,943	1.28	*(10)	4.26	*	1.73 *	22	**
Westwood Strategic Global Convertibles Fund
Institutional Shares (commenced operations on May 1, 2015)
2016(9)	$9.78	$0.02	$(0.12)	$(0.10)	$(0.02)	$—	$—		$(0.02)	$9.66	(0.99)%		$6,149	0.85%		2.58%		0.47%	68	%**
2015	10.00	0.05	(0.27)	(0.22)	—	—	—		—	9.78	(2.20	)†	5,669	0.85	*	3.02	*	1.11 *	78	**

Amounts designated as “—“ are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

± The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund ( the “Precessor Fund”) which reorganized through an acquisition of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Westwood Dividend Growth Fund’s financial highlights.

‡ Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund (“Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund. The fund changed its fiscal year end from June 30 to October 31 in 2011.

* Annualized.

** Not annualized.

(1) Amount less than $0.01 per share.

(2) For the period from July 1, 2011 through October 31, 2011.

(3) For the fiscal year ended June 30.

(4) For the period from December 28, 2011 through October 31, 2012.

(5) For the period from June 28, 2013 through October 31, 2013.

(6) For the period from December 26, 2012 through October 31, 2013.

(7) Period ended April 30, unless otherwise indicated.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — concluded

(8) Portfolio Turnover is for the Fund for the year.

(9) For the six month period ended April 30, 2016. All ratios for the period have been annualized.

(10) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

(11) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund (the “Funds”).

Each of the Westwood Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Global Equity Fund, and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Equity Linked Notes (“ELN”) are valued daily at the mean price provided by the ELN’s counterparty.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund (the “Westwood International Funds”) use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six month period ended April 30, 2016, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of its normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in its Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of its prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in its Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in its Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of April 30, 2016, The Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities.

The Westwood Market Neutral Income Fund did not have borrowings throughout the period ended April 30, 2016.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2016, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Return of capital estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the six month period.

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2016, the Westwood Market Neutral Income Fund had open purchased and written option positions.

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Equity Linked Notes — The Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividend or to deliver common stock at maturity.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. As of April 30, 2016, the remaining amount still to be amortized for the Westwood Market Neutral Income Fund and Westwood Strategic Global Convertibles Fund was $154 and $88, respectively.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the six month period.

The Fair Value of derivative instruments as of April 30, 2016, was as follow:

	Asset Derivatives April 30, 2016 Statement of Assets and Liability Location	Fair Value	Liability Derivatives April 30, 2016 Statement of Assets and Liability Location	Fair Value
Derivatives Not Accounted for as Hedging Instruments:
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	Net Assets — Unrealized Gain on Forward Foreign Currency Contracts	$23	Net Assets — Unrealized Loss on Forward Foreign Currency Contracts	$3,333
Equity Contracts	Purchased Options, at Value	103,240	Written Options, at Value	78,000
Credit Contracts	Purchased Options, at Value	705	Written Options, at Value	—

Total Derivatives not accounted for as hedging instruments		$103,968		$81,333

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The effect of derivative instruments on the Statement of Operations for the six month period ended April 30, 2016, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$(15,138)	$—	$—	$(15,138)
Equity Contracts	—	(533)	24,220	23,687

Total	$(15,138)	$(533)	$24,220	$8,549

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$(3,256)	$—	$—	$(3,256)
Equity Contracts	—	(60,246)	31,833	(28,413)
Credit Contracts	—	(7,678)	—	(7,678)

Total	$(3,256)	$(67,924)	$31,833	$(39,347)

Written option transactions entered into during the six month period ended April 30, 2016 are summarized as follows:

Westwood Market Neutral Income Fund:	Number of Contracts	Premium
Balance as of October 31, 2015	—	$—
Written	980	141,123
Exercised	(40)	(1,698)
Expired	(266)	(25,918)
Closing Buys	(106)	(3,674)

Balance as of April 30, 2016	568	$109,833

4. Offsettting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of April 30, 2016, the Market Neutral Income Fund financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets Funds, and Westwood Short Duration High Yield and have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares.

The Westwood Worldwide Income Opportunity, Westwood Opportunistic High Yield Fund and the Westwood Market Neutral Income Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the six month period ended April 30, 2016, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Value Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Opportunistic High Yield Fund, and the Westwood Market Neutral Income Fund incurred $0, $341,672, $99,141, $0, $151 and $1,661, respectively, of shareholder servicing fees or an effective rate of 0.00%, 0.15%, 0.15%, 0.00%, 0.01%, and 0.05% respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Shares Expense Limitation” and the ”A Class Shares Expense Limitation” and the “Ultra Shares Expense Limitation”). The contractual waivers are in place through February 28, 2017.

Fund	Advisory Fee		Institutional Class Expense Limitation		A Class Expense Limitation
Westwood LargeCap Value Fund	0.70	%(1)	0.75	%(1)	1.00	%(1)
Westwood Dividend Growth Fund	0.75%		1.00%		N/A
Westwood SMidCap Plus Fund	0.75%		1.00%		N/A
Westwood SmidCap Fund	0.75%		1.25%		N/A
Westwood SmallCap Value Fund	0.85%		1.10%		N/A
Westwood Income Opportunity Fund	0.75%		0.90%		1.15%
Westwood Global Equity Fund	0.80%		1.00%		N/A
Westwood Global Dividend Fund	0.80%		1.00%		N/A
Westwood Emerging Markets Fund	0.95%		1.20%		1.45%
Westwood Short Duration High Yield Fund	0.75%		0.80	%(2)	1.05	%(2)

(1)

Prior to February 29, 2016, the Management Fee for the Westwood LargeCap Value Fund was 0.75%. Prior to February 29, 2016, the Expense Cap for the Westwood LargeCap Value Fund was 1.00% for Institutional Shares and 1.25% for A Class Shares.

(2)	Prior to February 29, 2016, the Expense Cap for the Westwood Short Duration High Yield Fund was 0.90% for Institutional Shares and 1.15% for A Class Shares.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The contractual waivers for the following Funds are in place through February 28, 2017.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.75%	0.95%	N/A
Westwood Opportunistic High Yield Fund	0.55%	0.75%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.20%	1.05%
Westwood Strategic Global Convertibles Fund	0.75%	0.85%	N/A

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund and the Opportunistic High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the six month period ended April 30, 2016, there has been no recoupment of previously waived and reimbursed fees. At April 30, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until April 30:	Westwood LargeCap Value Fund	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund	Westwood Worlwide Income Opportunity Fund	Westwood Global Equity Fund	Westwood Global Dividend Fund
04/30/13-04/30/14	2017	$—	$27,825	$—	$—	$159,924	$137,207
04/30/14-04/30/15	2018	—	23,940	41,273	—	123,707	111,138
04/30/15-04/30/16	2019	23,615	—	105,392	101,623	92,150	100,714

		$23,615	$51,765	$146,665	$101,623	$375,781	$349,059

Fiscal Year	Subject to Repayment until April 30:	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
04/30/13-04/30/14	2017	$361,587	$89,553	$—	$—	$—
04/30/14-04/30/15	2018	212,632	47,161	56,455	—	—
04/30/15-04/30/16	2019	198,554	98,207	169,563	151,674	107,532

		$772,773	$234,921	$226,018	$151,674	$107,532

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the six month period ended April 30, 2016, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$59,183,541	$22,771,168	$—	$—
Westwood Dividend Growth Fund	13,349,002	24,082,637	—	—
Westwood SMidCap Plus Fund	35,849,471	40,596,453	—	—
Westwood SMidCap Fund	239,198,748	233,502,304	—	—
Westwood SmallCap Value Fund	48,338,488	43,522,638	—	—
Westwood MLP and Strategic Energy Fund	10,667,198	4,610,596	—	—
Westwood Income Opportunity Fund	52,519,111	280,378,510	114,782,031	—
Westwood Worldwide Income Opportunity Fund	1,450,068	2,344,288	—	45,184
Westwood Global Equity Fund	2,209,703	1,769,302	—	—
Westwood Global Dividend Fund	269,074	766,439	—	—
Westwood Emerging Markets Fund	66,076,832	102,657,170	—	—
Westwood Short Duration High Yield Fund	16,995,492	60,852,503	—	—
Westwood Opportunistic High Yield Fund	1,154,601	736,126	—	—
Westwood Market Neutral Income Fund*	2,274,726	1,891,356	—	—
Westwood Strategic Global Convertibles Fund	3,561,957	3,491,673	—	—

*	The cost of purchases to cover securities sold short and the proceeds from securities sold short were $362,578 and $611,086, respectively, for the six month period ended April 30, 2016.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2015	$6,422,078	$12,085,107	$—	$18,507,185
2014	3,794,237	18,165,606	—	21,959,843
Westwood Dividend Growth Fund
2015	2,875,741	6,665,180	—	9,540,921
2014	4,652,883	4,773,430	—	9,426,313
Westwood SMidCap Plus Fund
2015	1,036,503	2,967,288	—	4,003,791
2014	186,129	1,331,011	—	1,517,140
Westwood SMidCap Fund
2015	654,251	56,877,722	—	57,531,973
2014	5,243,982	46,270,983	—	51,514,965
Westwood SmallCap Value Fund
2015	1,970,486	4,651,610	—	6,622,096
2014	2,961,459	1,927,584	—	4,889,043
Westwood MLP and Strategic Energy Fund
2015	126,147	—	—	126,147

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood Income Opportunity Fund
2015	$47,273,500	$19,520,007	$—	$66,793,507
2014	23,584,848	2,821,995	—	26,406,843
Westwood Worldwide Income Opportunity Fund
2015	37,119	—	858	37,977
Westwood Global Equity Fund
2015	174,187	—	—	174,187
2014	177,489	—	—	177,489
Westwood Global Dividend Fund
2015	153,241	—	—	153,241
2014	108,103	—	—	108,103
Westwood Emerging Markets Fund
2015	662,170	—	—	662,170
2014	472,631	—	—	472,631
Westwood Short Duration High Yield Fund
2015	6,546,061	—	—	6,546,061
2014	6,685,719	108,565	7,562	6,801,846
Westwood Opportunistic High Yield Fund
2015	112,570	—	—	112,570
Westwood Market Neutral Income Fund
2015	15,123	—	—	15,123

As of October 31, 2015, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$1,440,919	$10,502,712	$—	$37,369,013	$(9)	$49,312,635
Westwood Dividend Growth Fund	695,861	5,265,407	—	9,446,147	(12)	15,407,403
Westwood SMidCap Plus Fund	370,956	718,998	—	8,967,206	—	10,057,160
Westwood SMidCap Fund	16,457	31,688,022	—	61,770,650	(8)	93,475,121
Westwood SmallCap Value Fund	135,536	171,564	—	12,940,282	3	13,247,385
Westwood MLP and Strategic Energy Fund	65,828	—	(556,673)	(6,565,281)	(355)	(7,056,481)
Westwood Income Opportunity Fund	1,368,493	4,900,793	—	228,817,142	4	235,086,432
Westwood Worldwide Income Opportunity Fund	—	—	(65,118)	(294,997)	(1)	(360,116)
Westwood Global Equity Fund	171,944	—	(205,451)	1,120,639	(1)	1,087,131
Westwood Global Dividend Fund	108,990	—	(162,491)	507,590	(1)	454,088
Westwood Emerging Markets Fund	1,581,383	—	(9,035,891)	(41,461,493)	(1)	(48,916,002)
Westwood Short Duration High Yield Fund	36,316	—	(7,076,541)	(6,696,019)	(4)	(13,736,248)
Westwood Opportunistic High Yield Fund	19,725	—	(25,475)	(166,701)	—	(172,451)
Westwood Market Neutral Income Fund	161,149	41,958	—	(145,513)	(3)	57,591
Westwood Strategic Global Convertibles Fund	4,751	—	(92,568)	(33,337)	(4)	(121,158)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood MLP and Strategic Energy Fund	$(556,673)	$—	$(556,673)
Westwood Worldwide Income Opportunity Fund	(65,118)	—	(65,118)
Westwood Global Equity Fund	(144,837)	(60,614)	(205,451)
Westwood Global Dividend Fund	(115,426)	(47,065)	(162,491)
Westwood Emerging Markets Fund	(6,570,612)	(2,465,279)	(9,035,891)
Westwood Short Duration High Yield Fund	(2,080,787)	(4,995,754)	(7,076,541)
Westwood Opportunistic High Yield Fund	(25,475)	—	(25,475)
Westwood Strategic Global Convertibles Fund	(92,568)	—	(92,568)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short and purchased and written options, held by the Funds at April 30, 2016, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$141,888,356	$37,738,094	$(1,569,607)	$36,168,487
Westwood Dividend Growth Fund	54,539,463	8,978,587	(1,237,126)	7,741,461
Westwood SMidCap Plus Fund	104,545,610	14,431,309	(3,388,397)	11,042,912
Westwood SMidCap Fund	414,186,626	67,291,895	(15,380,059)	51,911,836
Westwood SmallCap Value Fund	126,132,568	19,955,699	(7,121,407)	12,834,292
Westwood MLP and Strategic Energy Fund	33,950,248	1,925,614	(5,145,668)	(3,220,054)
Westwood Income Opportunity Fund	2,066,843,234	264,043,897	(31,315,960)	232,727,937
Westwood Worldwide Income Opportunity Fund	6,803,952	158,462	(173,164)	(14,702)
Westwood Global Equity Fund	13,637,867	2,551,232	(885,817)	1,665,415
Westwood Global Dividend Fund	4,172,424	874,211	(294,360)	579,851
Westwood Emerging Markets Fund	198,699,193	14,748,265	(10,963,752)	3,784,513
Westwood Short Duration High Yield Fund	78,484,021	590,467	(2,466,995)	(1,876,528)
Westwood Opportunistic High Yield Fund	4,136,509	71,901	(209,965)	(138,064)
Westwood Market Neutral Income Fund	7,195,252	104,151	(349,015)	(244,864)
Westwood Strategic Global Convertibles Fund	5,531,333	147,954	(132,890)	15,064

10. Risks:

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At April 30, 2016, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Market Neutral Income Fund and the Westwood Strategic Global Convertibles Fund invests substantially in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swamps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood MLP and Strategic Energy Fund invest substantially in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest are all in a particular industry, the MLP will be negatively impacted by economic events adversely impact that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Westwood Worldwide Income Opportunity Fund invests in other investment companies such as exchange-traded funds (“ETFs”), and other open ended funds. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Funds investment could decline, which could adversely affect the Fund’s performance.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Other:

At April 30, 2016, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	2	50%
Westwood LargeCap Value Fund, A Class Shares	2	97%
Westwood Dividend Growth Fund, Institutional Shares	2	73%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	No. of Shareholders	% Ownership
Westwood SMidCap Plus Fund, Institutional Shares	4	60%
Westwood SMidCap Fund, Institutional Shares	5	86%
Westwood SmallCap Value Fund, Institutional Shares	3	61%
Westwood MLP and Strategic Energy Fund, Institutional Shares	2	88%
Westwood Income Opportunity Fund, Institutional Shares	2	51%
Westwood Income Opportunity Fund, A Class Shares	1	49%
Westwood Worldwide Income Opportunity, Institutional Shares	2	96%
Westwood Global Equity Fund, Institutional Shares	3	92%
Westwood Global Dividend Fund, Institutional Shares	2	90%
Westwood Emerging Markets Fund, Institutional Shares	2	72%
Westwood Emerging Markets Fund, A Class Shares	2	94%
Westwood Short Duration High Yield Fund, Institutional Shares	1	14%
Westwood Short Duration High Yield Fund, A Class Shares	1	28%
Westwood Opportunistic High Yield Fund, Institutional Shares	2	92%
Westwood Opportunistic High Yield Fund, Ultra Shares	2	100%
Westwood Market Neutral Income Fund, Institutional Shares	2	99%
Westwood Market Neutral Income Fund, Ultra Shares	1	100%
Westwood Strategic Global Convertibles Fund, Institutional Shares	2	92%

13. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $10.0 million uncommitted, senior secured line of credit which has a maturity date of February 15, 2017. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the six month period ended April 30, 2016, there were no borrowings outstanding.

14. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2015-April 30, 2016).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,006.20	0.84%	$4.20
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,005.50	1.10	5.48
Westwood Dividend Growth Fund, Institutional Shares	1,000.00	990.70	0.93	4.61
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	978.90	0.90	4.42
Westwood SMidCap Fund, Institutional Shares	1,000.00	953.60	0.99	4.82
Westwood SmallCap Value Fund, Institutional Shares	1,000.00	965.60	1.10	5.38
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	914.80	1.00	4.77
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,012.40	0.84	4.21
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,011.80	1.09	5.46
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	994.50	0.95	4.72
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,013.40	1.00	5.01
Westwood Global Dividend Fund, Institutional Shares	1,000.00	1,012.70	1.00	5.01
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,050.50	1.20	6.12
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,050.10	1.45	7.41
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,008.50	0.87	4.36
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,007.30	1.12	5.58
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,005.40	0.70	3.50
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,005.70	0.60	2.99
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	994.10	1.28	6.36
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	994.50	1.18	5.86
Westwood Strategic Global Convertibles Fund, Institutional Shares	1,000.00	990.10	0.85	4.21

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — (continued) (Unaudited)
	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,020.67	0.84%	$4.23
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,019.39	1.10	5.52
Westwood Dividend Growth Fund, Institutional Shares	1,000.00	1,020.23	0.93	4.68
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,020.40	0.90	4.51
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,019.93	0.99	4.98
Westwood SmallCap Value Fund, Institutional Shares	1,000.00	1,019.39	1.10	5.53
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	1,019.89	1.00	5.03
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.68	0.84	4.22
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.44	1.09	5.48
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,020.13	0.95	4.78
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,019.89	1.00	5.03
Westwood Global Dividend Fund, Institutional Shares	1,000.00	1,019.89	1.00	5.03
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,018.89	1.20	6.03
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.64	1.45	7.29
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,020.53	0.87	4.38
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,019.30	1.12	5.61
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,021.37	0.70	3.53
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,021.88	0.60	3.02
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,018.48	1.28	6.44
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,018.99	1.18	5.93
Westwood Strategic Global Convertibles Fund, Institutional Shares	1,000.00	1,020.63	0.85	4.28

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-SA-001-1100

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 7, 2016